LEASE, dated as of November 20, 2000, between WFP 245 PARK CO. L.P., a
Delaware limited partnership having an office at c/o Brookfield Financial Properties, Inc., One Liberty Plaza, 6th Floor, New York, New York 10006 (herein called "Landlord"), and THE BEAR STEARNS COMPANIES INC., a Delaware corporation having an office at 245 Park Avenue, New York, New York 10167 (herein called "Tenant").

          LANDLORD AND TENANT HEREBY COVENANT AND AGREE AS FOLLOWS:

                                    ARTICLE 1

                       Demised Premises; Term; Fixed Rent
                       ----------------------------------

      1.01. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, upon and subject to the terms, covenants, provisions and conditions of this lease, the premises described in Section 1.02 in the building (herein called the "Building") known as 245 Park Avenue in the City, County and State of New York, together with the right to use, in common with others, the public lobbies, non-exclusive elevators and other public portions of the Building. The Building is located on a portion of the land (herein called the "Land") described in Exhibit A annexed hereto and made a part hereof.

      1.02. (a) The term "Premises" shall mean the premises that are leased to Tenant pursuant to this lease, that is, (i) floors 15, 16, 17, 18, 19 and 20 of the Building, substantially as shown hatched on the floor plans attached hereto as Exhibit B and made a part hereof, which floors Landlord and Tenant agree contain 207,625 rentable square feet and (ii) any additional space hereafter demised by Landlord to Tenant under this lease.

            (b) Attached hereto as Exhibit C and made a part hereof is a list of the usable and the rentable square foot areas of each floor of the Premises, which list was prepared on the basis of said floor plans. The usable and rentable square foot floor areas of the Premises set forth in said Exhibit C shall be controlling for all purposes of this lease.

      1.03. (a) The term of this lease shall commence on January 1, 2003 (herein called the "Commencement Date") and shall end at 11:59 p.m. on December 31, 2022 (herein called the "Expiration Date"), subject to extension as set forth in
Article 5 below, or on such earlier date upon which the term of this lease shall expire or be canceled or terminated pursuant to any of the conditions or covenants of this lease or pursuant to law. Notwithstanding the foregoing, if Landlord shall be unable to deliver possession of all or any portion of the Premises to Tenant on January 1, 2003 for any reason other than a Tenant Non-Delivery Act, as set forth in Section 1.03(c) below, the Commencement Date with respect to all or such portion of the Premises, as the case may be, shall be the date that Landlord shall deliver possession of all or such portion of the Premises to Tenant, as the case may be: provided, however, that nothing contained in this sentence shall be deemed to extend the Expiration Date beyond 11:59 p.m. on December 31, 2022.

            (b) Tenant is in possession of the entire Premises pursuant to a lease between Landlord's predecessor-in-interest and Tenant dated as of March 6, 1987 (as amended and/or supplemented through and including the date hereof, herein called the "Existing Lease") and shall (except as set forth to the contrary in Section 1.03(e) below) accept the same "as is" on the Commencement Date, without any agreements, representations, understandings or obligations on the part of Landlord to perform any work, alterations, repairs or improvements to make the Premises ready or suitable for Tenant's occupancy thereof; provided, however, that the foregoing provisions of this Section 1.03(b) shall not be construed as a waiver or limitation of Landlord's general repair, maintenance and service obligations under this lease, regardless of whether the necessity therefor arose prior to or after the execution of this lease. The portion of the premises demised by the Existing Lease which is not included within the Premises is sometimes herein referred to as the "Vacated Premises". Pursuant to that certain Seventh Supplemental Agreement to the Existing Lease dated as of even date herewith (herein called the "Seventh Amendment"), the Existing Lease has been modified so that, among other things, and as more particularly set forth in the Seventh Amendment and in the applicable provisions of this lease:

                  (i) in the event of any damage or destruction to the Premises occurring prior to the Commencement Date, the provisions of Article 22 of this lease shall govern the respective rights and obligations of Landlord and Tenant, in substance as if the term of this lease had commenced, and

                  (ii) in the event that Tenant wishes to enter into a sublease of all or a portion of the Premises for a term or terms commencing prior to the Commencement Date, the provisions of Article 8 of this lease shall govern the respective rights and obligations of Landlord and Tenant, in substance as if the term of this lease had commenced.

            (c) If for any reason whatsoever (e.g., a casualty) that is not within Tenant's control and, except in the case of a casualty, is not the result of any act or omission (herein collectively called a "Tenant Non-Delivery Act") of Tenant or any of Tenant's subtenants, Service Entities (as such term is defined in Section 8.03 hereof) or other persons claiming any right of access to the Premises by through or under Tenant, or any of the employees, contractors, agents, members, officers, directors or partners of any of the foregoing, Landlord shall be unable to deliver possession of all or a portion of the Premises to Tenant on January 1, 2003, then notwithstanding anything to the contrary hereinbefore contained, the term of this lease with respect to all or such portion of the Premises, as the case may be, shall commence on, and the Commencement Date shall be, the date on which Landlord is able to so deliver possession all or such portion of the Premises and Landlord shall not be subject to any liability for such failure to deliver possession on January 1, 2003 and the validity of this lease shall not be impaired under such circumstances, nor the same be construed in any way to extend the term of this lease, but the Fixed Rent and Additional Charges payable hereunder with respect to any portion of the Premises that Landlord is unable to deliver to Tenant due to any reason other than a Tenant Non-Delivery Act shall be abated until Landlord has tendered possession by giving notice to Tenant that such portion of the Premises is ready for Tenant's occupancy. In the event that Landlord shall be unable to deliver possession of all or any portion of the Premises to Tenant on the Commencement Date due to a Tenant Non-Delivery Act or any reason within Tenant's control, then notwithstanding anything to the contrary hereinbefore contained, the term of this lease with respect to all or such portion of the Premises, as the case may be, shall commence on, and the Commencement Date shall be, January 1, 2003. Except as expressly set forth to the contrary in Section 1.03(d) and Section 1.03(e) below, Tenant hereby waives any right to rescind this lease under the provisions of Section 223(a) of the Real Property Law of the State of New York, and agrees that the provisions of this Article are intended to constitute "an express provision to the contrary" within the meaning of said Section 223(a).

            (d) Subject to the provisions of Section 1.03(e) below, if Landlord, due to any reason other than a Tenant Non-Delivery Act, shall be unable to give possession of the entire Premises or any portion of the Premises consisting of a full floor or more to Tenant by July 1, 2003, Tenant, by notice given to Landlord no later than July 15, 2003 (time being of the essence), may terminate this lease with respect only to the entire Premises, in which case this lease shall terminate on the date that shall be thirty (30) days after the giving of such notice.

            (e) Notwithstanding anything to the contrary set forth in the Existing Lease, Section 1.03(d) above or any other provision of this lease, if the Building or the Premises shall be partially damaged or destroyed by fire or other casualty at any time from and after the date hereof but prior to the Commencement Date, then, with respect only to the Premises (and not with respect to any other portions of the Building demised to Tenant under the Existing Lease), the provisions of Article 22 of this lease shall govern all of the applicable respective rights and obligations of Landlord and Tenant (e.g., with respect to the abatement of rents, the right to terminate the Existing Lease or this lease, and the respective restoration and repair obligations of Landlord and Tenant), both under the Existing Lease and under this lease, with all applicable time periods measured from the date of such fire or other casualty. Thus, for example, if a fire on July 1, 2002 renders untenantable the entire Premises and Landlord delivers to Tenant an Anticipated Completion Date Notice setting forth an Anticipated Completion Date of September 1, 2003 for the substantial completion of the Basic Restoration, Tenant, subject to all of the terms and conditions more particularly set forth in Article 22 hereof, WILL NOT have the right to terminate this lease or the Existing Lease (with respect to the Premises) because the Anticipated Completion Date is LESS than fifteen (15) months after the date of the fire. Conversely, if the Anticipated Completion Date set forth in Anticipated Completion Date Notice is December 1, 2003, Tenant, subject to all of the terms and conditions more particularly set forth in Article 22 hereof, WILL have the right to terminate this lease and the Existing Lease (with respect to the Premises) because the Anticipated Completion Date is MORE than fifteen (15) months after the date of the fire. In the event of any fire or other casualty prior to the Commencement Date with respect to which either (i) Tenant is not afforded the right to terminate this lease or
(ii) Tenant does not, prior to the Commencement Date, exercise any right that it may be afforded to terminate this lease:

                  (i) the term of this lease with respect to the affected portion of the Premises shall commence on the Commencement Date (subject to any rent abatement that may be provided for in Article 22 hereof); and

                  (ii) Tenant (subject to any contingent right of termination that it may continue to have under Article 22 hereof after the Commencement Date but prior to Landlord's substantial completion of the Basic Restoration) shall accept such portion of the Premises in the condition required by Article 22 hereof at such time that Landlord delivers such portion of the Premises.

      1.04. (a) The rents (herein called "Rents") shall be and consist of (i) fixed rent payable to Landlord with respect to the Premises (herein called "Fixed Rent") at the annual rates set forth in subsections 1.04(b) and (c), which commencing on the Commencement Date shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this lease, and (ii) additional charges (herein collectively called "Additional Charges") consisting of Tax Payments and Operating Payments (as defined in Article 3 hereof) and all other sums of money as shall become due from and payable by Tenant to Landlord hereunder; all to be paid in lawful money of the United States to Landlord at its office, or such other place, or to Landlord's agent and at such other place, as Landlord shall advise Tenant thereof in writing.

            (b) Fixed Rent with respect to the Premises shall be payable to Landlord at the following annual rates:

                  (i) EIGHT MILLION SEVEN HUNDRED THIRTY-SIX THOUSAND EIGHT HUNDRED SIXTY AND 00/100THS DOLLARS ($8,736,860.00) per annum during the period beginning on the Commencement Date and ending on December 31, 2012 (calculated at the annual rate of $42.08 per rentable square foot); and

                  (ii) TEN MILLION SEVEN HUNDRED TWENTY-ONE THOUSAND SEVEN HUNDRED FIFTY-FIVE AND 00/100THS DOLLARS ($10,721,755.00) per annum during the period beginning on January 1, 2013 and ending on the Expiration Date (calculated at the annual rate of $51.64 per rentable square foot).

      1.05. Commencing on the Commencement Date, Tenant shall pay the Fixed Rent and Additional Charges promptly when due without notice or demand therefor and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this lease.

      1.06. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Fixed Rent and/or Additional Charges shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance or pursue any other remedy in this lease or at law provided. In addition, any payment by Tenant to Landlord of any amount shall be without prejudice to, and shall not constitute a waiver of, any rights of Tenant against Landlord in this lease or at law provided.

      1.07. Any apportionments or prorations of Fixed Rent or Additional Charges to be made under this lease shall be computed on the basis of a 365-day year.

      1.08. Tenant shall pay Fixed Rent and Additional Charges as above and as herein provided, in lawful money of the United States as follows: (a) with respect to Fixed Rent and recurring Additional Charges payable under Article 3 hereof, in immediately available funds or at Tenant's option, funds of the New York Clearing House or a successor thereto, in either case to be wire transferred directly into a bank account designated by Landlord, or at Landlord's election upon notice to Tenant, by the manner set forth in clause (b) of this Section 1.08, and (b) with respect to all Additional Charges other than recurring Additional Charges payable under Article 3 hereof, by good and sufficient check (subject to collection) drawn on a New York City bank which is a member of the New York Clearing House or a successor thereto.

      1.09. If any of the Fixed Rent or Additional Charges payable under the terms and provisions of this lease shall be or become uncollectible, reduced or required to be refunded because of any rent control or similar act or law enacted by a governmental authority, Tenant shall enter into such agreement(s) and take such other steps (without additional expense or liability to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction, (a) the Fixed Rent and/or Additional Charges shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to
(i) the Fixed Rent and/or Additional Charges which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

                                    ARTICLE 2

                                 Use of Premises
                                 ---------------

      2.01. Tenant (and/or its subtenants or other persons permitted to occupy the Premises pursuant to the terms of this lease) shall use and occupy the Premises solely for administrative, executive and general offices, and for any lawful uses incidental thereto which are in keeping with the character, reputation and appearance of a first-class office building in Midtown Manhattan comparable to the Building, which incidental uses may include, without limitation:

            (i) a cafeteria, dining room(s), meeting rooms, auditoria, food service and/or food vending machines for service only to, and a barber shop, gymnasium and health facilities for use only by, Tenant and its officers, employees and business guests;

            (ii)  computer data center operations;

            (iii) training  facilities  in  connection  with the  operation of
                  Tenant's business;

            (iv) photographic reproduction and/or offset printing facilities in connection with, either directly or indirectly, Tenant's business; and

            (v) non-retail banking and other financial services and the non-retail sale of foreign exchange;

provided however that Tenant shall not use more than 67,000 rentable square feet of the Premises, in the aggregate, for the purposes set forth in clauses (i) and
(iii) of this sentence, and any other purpose which, in Landlord's reasonable judgment, is similar to the uses set forth in such clauses (i) and (iii) or is of a nature that would result in substantially higher population densities than generic administrative, executive and general office use. Notwithstanding the foregoing, but without limiting Landlord's obligation to cooperate with Tenant pursuant to the provisions of Section 2.02(b) below, Landlord makes no warranty or representation as to the suitability of all or any portion of the Premises for a place of public assembly requiring a public assembly permit or as to whether there will be adequate means of ingress and/or egress or adequate rest room facilities in the event that Tenant requires such a public assembly permit, and Landlord shall have no liability to Tenant in connection therewith, nor shall Landlord have any obligation to perform any alterations in or to the Building or the Premises to render any floor suitable for the issuance of a public assembly permit. For the purposes of this Article 2, a "retail" service or business shall mean a service or business in which a majority of such service or business is conducted by the customers or clients visiting the Premises, or the portion of the Premises in which such service or business is conducted.

      2.02. (a) If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. At Tenant's request, Landlord shall cooperate with Tenant in the procuring of any such licenses or permits, provided the same shall be without cost, expense or liability to Landlord (it being agreed that, if such cost, expense and/or liability (other than criminal liability) shall exist, and if Tenant shall pay such cost or expense or indemnify Landlord against such liability, then the same shall be deemed to be without cost, expense or liability to Landlord). Tenant shall at all times comply with the terms and conditions of each such license or permit (it being agreed that any failure by Tenant to so comply shall not be deemed to be a default under this lease, unless such failure shall jeopardize Landlord's interest in the Building or otherwise subject Landlord to liability). Landlord agrees that, provided Tenant complies with its obligations under this lease, Landlord shall obtain and maintain throughout the term of this lease a Certificate of Occupancy (as well as any other licenses or permits required with respect to the Building and/or the Land by changes in laws or requirements of any public authorities after the date hereof) permitting the use and occupancy of the Premises for office use. If a change in Tenant's use and occupancy of the Premises permitted by this lease or any Alteration (as hereinafter defined) permitted to be made by Tenant requires a change or amendment of such Certificate of Occupancy or other required permits, Landlord shall cooperate with Tenant in the process of obtaining such change or amended Certificate of Occupancy or other required permits, provided the same shall be without cost, expense or liability to Landlord (it being agreed that, if such cost, expense and/or liability (other than criminal liability) shall exist, and if Tenant shall pay such cost or expense or indemnify Landlord against such liability, then the same shall be deemed to be without cost, expense or liability to Landlord).

            (b) Tenant shall obtain any initial annual public assembly permit(s) that may be required to be obtained. Tenant shall obtain and maintain, at Tenant's sole cost and expense, all renewals, extensions and replacements of any such public assembly permit(s); and Landlord shall cooperate with Tenant in the process of obtaining such renewals, extensions and replacements, provided the same shall be without cost, expense or liability to Landlord (it being agreed that, if such cost, expense and/or liability (other than criminal liability) shall exist, and if Tenant shall pay such cost or expense or indemnify Landlord against such liability, then the same shall be deemed to be without cost, expense or liability to Landlord).

      2.03. Tenant shall not at any time use or occupy the Premises or the Building, or suffer or permit anyone to use or occupy the Premises, or do anything in the Premises or the Building, or permit anything to be done in the Premises, in any manner (a) which violates the Certificate of Occupancy or any other permit which is required for or in connection with the use and occupancy of the Premises or the Building or any part thereof and which is customary for the operation of a first-class office building provided such permits do not prohibit Tenant's use of the Premises as general, executive and administrative offices; (b) which causes or will cause injury to the Building; (c) which causes damage to or adversely affects any services, equipment, facilities or systems of the Building which are used by or are to be furnished to any other tenant in the Building; (d) which constitutes a violation of the laws and requirements of any public authorities or the requirements of insurance bodies; (e) which materially impairs the character, reputation or appearance of the Building as a first-class office building; or (f) which violates any of Tenant's other obligations under this lease.

      2.04. Except as provided in Section 2.01, Tenant shall not use, or suffer or permit anyone to use, the Premises or any part thereof, for or by:

            (a) any of the following operating an "off the street" business to the general public at the Premises: (i) a bank, (ii) a trust company, (iii) a safe deposit company, (iv) a savings bank,
                  (v) a savings & loan association, (vi) a loan company, (vii) a travelers check or foreign exchange business; or (viii) a stock brokerage business; provided however, that the Premises may be used as executive and general offices for any of the foregoing which conducts its "off the street" business to the general public, if any, at locations other than the Premises,

            (b) a restaurant and/or bar and/or the sale of confectionery and/or soda and/or beverages and/or sandwiches and/or ice cream and/or baked goods (other than a cafeteria open to Tenant, and Tenant's employees and guests and operated by Tenant in accordance with the provisions of Section 2.01 and any other applicable provision of this lease),

            (c) the business of photographic reproductions and/or offset printing (other than for use by Tenant's employees),

            (d) an employment or travel agency (other than for use by Tenant's employees),

            (e) a school or classroom; provided, however, that subject to the limitations set forth in Section 2.01, portions of the Premises may be used for training (i) employees of Tenant or any other permitted occupant or (ii) employees of customers of Tenant or of customers of any other permitted occupant provided that the provision of training is not the principal relationship between Tenant or such permitted occupant and such customer,

            (f) medical or psychiatric offices (other than for use by Tenant's employees),

            (g) conduct of any auction (except for electronic and telephonic auctions of securities and commodities provided that no such auctions are conducted on a face-to-face basis at the Premises and that the commodities being auctioned are not displayed, stored or maintained in the Premises),

            (h) a stock, bond or commodities exchange at which buyers and seller meet face to face at the Premises (such as that presently conducted by the New York Stock Exchange at its headquarters),

            (i)   a Day Trading Parlor,

            (j)   gambling activities, or

            (k) the conduct of obscene, pornographic or similar disreputable activities. Further, the Premises may not be used by (i) an agency, department or bureau of the United States Government, any state or municipality within the United States or any foreign government, or any political subdivision of any of them, (ii) any charitable, religious, union or other not-for-profit organization, or (iii) any tax exempt entity within the meaning of Section 168(j)(4)(A) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended). As used herein, the term "Day Trading Parlor" shall mean an area in which, for a daily fee, individual traders (not institutions, funds or companies) are given desk space and the use of computer facilities for the purpose of day trading for their own account. Notwithstanding the foregoing, Tenant shall have the right, upon advance written notice to Landlord, to permit the use of desk space in the Premises consisting of not more than two thousand five hundred (2,500) rentable square feet of the Premises in the aggregate for office use (and for no other purpose) by charitable organizations. Permission to such charitable organizations to use the Premises shall not create a tenancy or any other interest in the Premises except a license which shall cease and expire in any event automatically without notice upon the expiration or termination of this lease and all acts, omissions and operations of such charitable organizations shall be deemed acts, omissions and operations of the Tenant. Use of the Premises pursuant hereto shall not be deemed to entitle such charitable organizations to the same rights or privileges which Landlord has or may hereafter accord to lessees of space in the Building.


                                    ARTICLE 3

                                 Additional Rent
                                 ---------------

      3.01. For the purposes of this Article 3:

            (a) The term "Taxes" shall mean the aggregate of (i) an amount determined by multiplying (y) the "Assessed Valuation" (as such term is hereinafter defined) of the Building and the Land by (z) the real estate tax rate in effect in Manhattan and (ii) any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and/or Land, which expenses shall be allocated by Landlord to the Tax Year to which such expenses relate.

                  Any special or other assessment or levy for any Tax Year which is imposed upon the Building and/or Land shall be added to the amount so determined and shall be deemed to be included within the term "Taxes" for the purposes hereof. If at any time during the term of this lease the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate there shall be levied, assessed or imposed (x) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (y) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based, but only to the extent the same are calculated as if Landlord's interest in the Land and Building were Landlord's only assets, shall be deemed to be included within the term "Taxes" for the purposes hereof. Notwithstanding anything to the contrary contained in this Section 3.01(a), the term "Taxes" shall not include, any net income, franchise, "gains" or "value-added" tax, inheritance or estate tax imposed on or constituting a lien upon Landlord or all or any part of the Land or Building except to the extent that same may be substituted in whole or part for or in addition to the then Taxes or increases thereof as more particularly set forth in the immediately preceding sentence.

            (b) The term "Tax Year" shall mean each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this lease, or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

            (c) The term "Tenant's Proportionate Tax Share" shall mean, at the time in question, the proportion that the number of rentable square feet of the Premises bears to the number of rentable square feet of the Building. Landlord and Tenant agree that, as of the Commencement Date, Tenant's Proportionate Tax Share shall be 12.319%.

            (d) The term "Assessed Valuation of the Land and the Building" shall mean, at the time in question, the aggregate amount for which the Land (including any portion thereof now or hereafter separately assessed) and the buildings, structures and other improvements erected in, on, over or under the Land are assessed by The City of New York for the purpose of imposition of real estate taxes, without regard to any constitutional, statutory or other exemption from imposition or collection of such real estate taxes. The Assessed Valuation of the Land and the Building shall be calculated on the basis of the transitional assessed valuation, and not the target assessed valuation.

      3.02. If the real estate fiscal tax year of The City of New York shall be changed during the term hereof, any Taxes for a real estate fiscal year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in the real estate fiscal tax year included in the particular Tax Year for the purpose of making the computations under Section 3.03.

      3.03. (a) From and after the Commencement Date, Tenant shall pay to Landlord as Additional Charges for each Tax Year which occurs during the term of this lease an amount (herein called "Tax Payment") equal to Tenant's Proportionate Tax Share of the Taxes for such Tax Year. Tenant's Tax Payment for each Tax Year shall be due and payable in two (2) equal installments, in advance, on the first day of each June and December preceding and during each Tax Year, based upon the statement setting forth the amount of Tenant's Tax Payment (herein called the "Tax Statement") which statement Landlord shall endeavor to furnish to Tenant prior to the commencement of such Tax Year, until such time as a new Tax Statement for a subsequent Tax Year shall become effective. If a Tax Statement is furnished to Tenant after the commencement of a Tax Year in respect of which such Tax Statement is rendered, Tenant shall, within 15 days thereafter, pay to Landlord an amount equal to the amount of any underpayment of Tenant's Tax Payment with respect to such Tax Year and, in the event of an overpayment, Landlord shall permit Tenant to credit against subsequent payments of Rent under this lease the amount of Tenant's overpayment. If there shall be any increase in Taxes for any Tax Year, or if there shall be any decrease in Taxes for any Tax Year, whether during or after such Tax Year, Landlord shall furnish a revised Tax Statement for such Tax Year, and Tenant's Tax Payment for such Tax Year shall be adjusted and paid (or refunded, if applicable) within 15 days thereafter. In no event shall the Tax Payment for any Tax Year be reduced below zero. If during the term of this lease, Taxes are required to be paid to the taxing authorities in full or in monthly, quarterly, or other installments, on any other date or dates than as presently required, then at Landlord's option, Tenant's Tax Payments shall be correspondingly accelerated or revised so that said Tenant's Tax Payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities. The benefit of any discount for any early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord and such discount shall not be subtracted from Taxes.

            (b) If Landlord shall fail to render a Tax Statement with respect to any Tax Year within two (2) years after the end of the applicable Tax Year, then Landlord shall be deemed to have waived its right to claim or receive a Tax Payment for such Tax Year.

      3.04. Tenant shall pay to Landlord within thirty (30) days after demand, as Additional Charges, any occupancy tax or rent tax now in effect or hereafter enacted, if payable by Landlord in the first instance or hereafter required to be paid by Landlord.

      3.05. If Landlord shall receive a refund or credit of the Taxes for any Tax Year, Landlord shall, in the case of a refund, pay to Tenant Tenant's Proportionate Tax Share of the net refund or in the case of a credit, permit Tenant to credit against the next Tenant's Tax Payment that corresponds to the period in which Landlord receives the benefit of such credit, Tenant's Proportionate Tax Share of such credit, in either case, after deducting from such total refund or credit the reasonable costs and expenses, including, but not limited to, reasonable appraisal, accounting and legal fees of obtaining the same (but only to the extent that such costs and expenses had not been included in Taxes for such Tax Year); provided however, such payment or credit to Tenant shall in no event exceed Tenant's Tax Payment paid for such Tax Year (which shall be prorated for a partial Tax Year). If Landlord shall fail to pay to Tenant any payment due to Tenant pursuant to this Section 3.05 within thirty
(30) days after the same is due Tenant, then Landlord shall permit Tenant after Tenant has given Landlord five (5) Business Days prior notice of its intention to do so, to credit such amount against subsequent payments of Rent. Landlord shall, with respect to each Tax Year, initiate and pursue in good faith an application or proceeding seeking a reduction in Taxes or the assessed valuation of the Building; provided, however, that Landlord shall not be required to initiate or pursue any such application or proceeding for any such Tax Year if Landlord obtains with respect to such Tax Year a letter from a recognized certiorari attorney or consultant that in such person's opinion, it would not be advisable or productive to bring such application or proceeding. Tenant, for itself and its immediate and remote subtenants and successors in interest hereunder, hereby waives, to the extent permitted by law, any right Tenant may now or in the future have to protest or contest any Taxes or to bring any application or proceeding seeking a reduction in Taxes or assessed valuation or otherwise challenging the determination thereof.

      3.06. If a Tax Year commences prior to the Commencement Date or ends after the expiration or termination of the term of this lease, the Tax Payment therefor shall be prorated to correspond to that portion of such Tax Year occurring within the term of this lease. If any refund or credit shall be due to Tenant at the expiration or sooner termination of the term of this lease, then Landlord shall pay the amount thereof to Tenant within fifteen (15) days thereafter.

      3.07. For the purposes of this Article 3:

            (a) The term "Operating Expenses" shall mean all commercially reasonable costs and expenses paid or incurred by Landlord in respect of the repair, maintenance, operation and security of the Land and/or the Building, and the curbs and sidewalks immediately adjoining the Land, which are properly chargeable to such repair, maintenance, operation and security, including, without limitation (other than those items which are expressly excluded pursuant to the provisions of this Section 3.07):

                  (i) salaries, wages, medical, surgical, union and general welfare benefits (including, without limitation, group life and disability insurance) and pension payments of employees of Landlord engaged in such repair, operation, maintenance and security;

                  (ii) payroll taxes, workers' compensation, uniforms and related expenses for such employees;

                  (iii) the cost of all charges for gas, steam, electricity, heat, ventilation, air conditioning, water, sewer and other utilities furnished to the Building (including, without limitation, the common areas thereof), together with any taxes on such utilities, but only if and to the extent that such charges shall not be payable by any tenant or occupant of the Building (other than pursuant to a provision in the nature of, or intended to serve the same purpose as, this Article 3);

                  (iv) the cost of repainting or redecorating the nonrentable areas of the Building in the normal course of the maintenance and repair of the Building;

                  (v) the cost of all charges for rent, casualty, liability and fidelity insurance customarily carried by owners of comparable first-class office buildings or which is required to be carried pursuant to any Superior Mortgage or under Article 10 of this lease;

                  (vi) the cost of rentals of tools, materials and equipment used in connection with the maintenance, repair and operation of the Building, and sales and other taxes thereon;

                  (vii) the cost of all supplies and sales or other taxes thereon;

                  (viii) management fees, provided however, that if Landlord or an Affiliate of Landlord is the managing agent of the Building, then the annual management fees shall be deemed equal to one and three quarters percent (1 3/4%) of the aggregate of the fixed or base rents and additional rents and other charges in the nature of this Article 3 paid to Landlord by the tenants (including Tenant) of the Building, excluding, however, rents or other charges which are expressly denominated in the lease, license or other occupancy agreement in question as being a reimbursement for above building standard installations performed by or for the account of Landlord;

                  (ix) the cost of all charges for cleaning and janitorial services with respect to the Land and the Building, including, without limitation, snow and ice removal, but only if and to the extent that such charges shall not be payable by any tenant or occupant of the Building (other than pursuant to a provision in the nature of, or intended to serve the same purpose as, this Article 3);

                  (x) the cost of all charges for exterior window cleaning (both interior and exterior sides of such windows) and collection and disposal of garbage and waste, but only if and to the extent that such charges shall not be payable by any tenant or occupant of the Building (other than pursuant to a provision in the nature of, or intended to serve the same purpose as, this Article
                         3);

                  (xi) the cost of all alterations, improvements, repairs and replacements made by Landlord at its expense (A) in order to comply with any laws or requirements of any public authorities or the requirements of insurance bodies (other than in connection with the correction of any violation thereof existing on or prior to the Commencement Date, whether or not noted of record) or
                         (B) for the reasonably intended purpose of reducing Operating Expenses (as, for example, a labor-saving improvement);

                  (xii) the cost of all repairs and replacements made by Landlord at its expense, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, and whether or not required by this lease, and the cost of all tools, fixtures, materials and equipment used in connection with such repairs and replacements; provided however, that costs referred to in this clause (xii) that relate to replacements shall constitute Operating Expenses only with respect to replacements made in lieu of repairs when reasonably necessary, and such costs shall be included notwithstanding that the replacement item is of superior quality, design or utility to the item being replaced;

                  (xiii) the charges of independent contractors in connection with any work which constitutes an Operating Expense;

                  (xiv) reasonable legal, accounting and other professional fees and disbursements, except as set forth in clauses
                         (19), (20) or (21) below;

                  (xv)   Intentionally Omitted; and

                  (xvi) all other charges properly allocable to the repair, operation, maintenance and security of the Land and/or the Building in accordance with generally accepted accounting principles consistently applied; excluding, however,

                         (1)   depreciation,

                         (2) interest on and amortization of debts, including any Superior Mortgage,

                         (3) leasehold improvements and decorations made for tenants or occupants of the Building or cash allowances in lieu thereof,

                         (4)   brokerage commissions,

                         (5)   financing and refinancing costs,

                         (6) the cost of any work or services performed for or furnished to any tenant(s) of the Building (including Tenant) or any other expenditure for any tenant(s), to the extent that the cost of such work or services or other expenditure is reimbursed or is required to be reimbursed to Landlord (other than pursuant to provisions in the nature of this Article 3 and Article 15),

                         (7) the cost of any electricity furnished to the Premises or any other rentable area of the Building,

                         (8)   Taxes,

                         (9) all payments made under any ground or other superior lease of the Land or Building,

                         (10) personnel benefits, expenses and salaries of the type set forth in clause (i) and (ii) above of employees over the level of building manager (it being understood and agreed that the Building's fire safety manager shall be deemed to be at or below the grade of building manager),

                         (11) the portion of any expenses otherwise includable in Operating Expenses which are allocable to any other properties of Landlord or any Affiliate of Landlord, such as the portion of the personnel benefits, expenses and salaries of the type set forth in clauses (i) and (ii) above of employees allocable to time spent by such employees in connection with properties other than the Land and/or Building or the portion of the premiums for any of the insurance described in clause (v) above carried under "blanket" or similar policies to the extent allocable to any property other than the Land and/or Building,

                         (12) any other expenses which would otherwise be an Operating Expense to the extent that Landlord is reimbursed or is required or entitled to be reimbursed therefor from any source other than pursuant to provisions in the nature of this
                               Article 3 and/or Article 15,

                         (13)  franchise, "gains" or value added tax,
                               inheritance or estate tax or income taxes imposed upon Landlord,

                         (14)  advertising and promotional expenditures,

                         (15)  costs incurred (A) to correct any
                               misrepresentation by Landlord to Tenant, if and to the extent of any representations of Landlord to Tenant contained in this lease, or (B) which result from Landlord's breach of a lease (including this lease) or Landlord's tortious conduct,

                         (16) the cost of repairs or replacements incurred by reason of fire or other casualty or condemnation, to the extent Landlord is compensated therefor during the Operating Year to which an Operating Statement relates or would have been compensated therefor if Landlord carried the insurance required by this lease,

                         (17) costs incurred in connection with a transfer or disposition of Landlord's interest in the Land and/or the Building,

                         (18) any fee or expenditure (other than the management fee that is permitted to be included pursuant to clause (viii) above) paid to any Affiliate of Landlord, to the extent such fee or expenditure is in excess of the amount which would be paid in the absence of such relationship,

                         (19) costs and expenses incurred in connection with the enforcement of leases, including, without limitation, court costs and attorneys' fees and disbursements in connection with any summary proceeding to dispossess any tenant,

                         (20) costs and expenses incurred in connection with, and incidental to, the leasing of space in the Building, including, without limitation, attorneys' fees and disbursements,

                         (21) costs and expenses incurred in connection with disputes with tenants in the Building, the Building employees (except that all costs and expenses incurred by Landlord in connection with enforcement by Landlord of any remedies that Landlord may have against the Building employees for the benefit of one or more tenants of the Building shall be included within Operating Expenses), third parties employed by Landlord that are not engaged in Building operations, or any mortgagee of Landlord, including, without limitation, attorneys', accountants' and consultants' fees and disbursements,

                         (22) costs and expenses (including those for labor, material, tools, equipment and contractor charges) incurred in connection with (x) compliance with any requirements of law or public authorities existing as of the Commencement Date which are applicable to the Land and/or the Building with respect to a condition existing as of the Commencement Date, whether or not noted of record, unless caused by an act of negligence of Tenant or any person claiming by, through or under Tenant, (y) correction of or compliance with any requirements of law or public authorities existing as of the Commencement Date and applicable to Landlord's Article 4 Work and
                               (z) compliance with any requirements of law or public authorities existing as of the Commencement Date which are applicable to the Land and/or the Building, if the cost thereof shall be required to be capitalized under generally accepted accounting principles and shall not come within the scope of clause (xi) of this Section 3.07(a),

                         (23)  Intentionally Omitted,

                         (24) costs incurred in performing work or furnishing services for any tenant (including Tenant), whether at such tenant's or Landlord's expense, to the extent that such work or service is in excess (by more than a de minimis amount) of any work or service that Landlord is obligated to furnish to Tenant at Landlord's expense,

                         (25) the costs and expenses (including those for labor, materials, tools, equipment and contractor charges) incurred in connection with any painting, decorating, repainting, redecorating, alterations, improvements, repairs and replacements, except for those costs and expenses enumerated in clauses (iv), (vi), (vii), (xi),
                               (xii), (xiii) and (xiv) above,

                         (26) the cost of all charges for any insurance except that set forth in clause (v) above,

                         (27) the cost of asbestos removal from any part of the Building and all costs arising from the presence of asbestos or other hazardous materials or substances in or about the Land or the Building,

                         (28) any interest, fine, penalty or other late charges payable by Landlord, incurred as a result of late payments of any nature, including interest owed or credited to Tenant after the resolution of a dispute, except if and to the extent the same was incurred with respect to a payment, part or all of which, was the responsibility of Tenant hereunder and with respect to which Tenant did not make in a timely fashion or did not make at all,

                         (29) any rent loss or reserves for bad debts or rent loss,

                         (30) costs of Landlord's charitable, civic or political contributions,

                         (31) costs of acquiring, leasing, insuring, restoring, removing or replacing sculptures and paintings that are deemed to be "fine art", except for the cost of routine maintenance of all such objects in the public areas in the Building, and

                         (32)  any entertainment, dining or travel expenses.

            (b) Notwithstanding anything to the contrary in paragraph (a) of this Section 3.07, if and to the extent that the cost of any repair, replacement, alteration or improvement (including, without limitation, the cost of labor, material, tools, equipment and contractor charges in connection therewith) made during any Operating Year which is otherwise includable in Operating Expenses is required to be capitalized under generally accepted accounting principles, such cost shall be amortized on a straight-line basis over the useful life of such repair, replacement, alteration or improvement, as reasonably determined by Landlord, and such annual amortization, together with interest at the rate of two hundred fifty (250) basis points over the 25 year Treasury Bond Rate (on a per annum basis) on the unamortized balance of such cost, shall be deemed an Operating Expense in each of the Operating Years during which such cost is amortized.

            (c) All amounts actually received by Landlord or which Landlord is entitled to receive through proceeds of insurance or condemnation awards, to the extent such proceeds are compensation or reimbursement for sums previously included in Operating Expenses hereunder, shall be deducted from Operating Expenses in the Operating Year in which such amounts are received by Landlord.

            (d) Provision in this lease for an expense item to be Landlord's expense or at Landlord's expense shall not affect the inclusion thereof, to the extent above provided, as an "Operating Expense".

            (e) The term "Operating Year" shall mean a period of 12 calendar months beginning on January 1 and ending on December 31.

            (f) The term "Operating Statement" shall mean a written statement prepared by Landlord or its agent, setting forth in reasonable detail the Operating Expenses for a specified Operating Year and Landlord's computation of the sum payable by Tenant under Section 3.08 for such Operating Year.

            (g) The term "Tenant's Proportionate Operating Share" shall mean, at the time in question, the proportion that the number of rentable square feet of the Premises bears to the number of rentable square feet of the Building. Landlord and Tenant agree that, as of the Commencement Date, Tenant's Proportionate Operating Share shall be 12.319%.

      3.08. For the Operating Year in which the Commencement Date occurs and for each Operating Year thereafter which begins during the term of this lease, Tenant shall pay an amount (herein called "Operating Payment") equal to Tenant's Proportionate Operating Share of the Operating Expenses for such Operating Year.

      3.09. (a) Landlord shall furnish to Tenant, prior to the commencement of each Operating Year, a written statement setting forth in reasonable detail Landlord's reasonable estimate of the Operating Payment for such Operating Year. In the event that such estimate of the Operating Payment reflects an increase in total Operating Expenses for the Building of more than the greater of (x) five (5%) percent or (y) the percentage increase in the Consumer Price Index for the preceding Operating Year, in either case in excess of the total Operating Expenses for the previous calendar year, such estimate shall be accompanied by a reasonably detailed explanation of such increase. In the event that Tenant disputes an estimate of the Operating Payment which reflects an increase in total Operating Expenses for the Building of more than the greater of (x) five (5%) percent or (y) the percentage increase in the Consumer Price Index for the preceding Operating Year, Tenant shall have the right to challenge such estimate substantially in the manner set forth in Section 3.16 below. Tenant shall pay to Landlord on the first day of each month during such Operating Year an amount equal to one-twelfth of Landlord's estimate of the Operating Payment for such Operating Year. If, however, Landlord shall furnish any such estimate for an Operating Year subsequent to the commencement thereof, then (x) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section in respect of the last month of the preceding Operating Year (if any); (y) promptly after such estimate is furnished to Tenant, Landlord shall give notice to Tenant stating whether the installments of the Operating Payment previously made for such Operating Year were greater or less than the installments of the Operating Payment to be made for such Operating Year in accordance with such estimate, and
(1) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (2) if there shall have been an overpayment, Landlord shall, within thirty (30) days after Landlord identifies that such overpayment exists, refund to Tenant the amount thereof; and (z) on the first day of the month following the month in which such estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Operating Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Operating Payment shown on such estimate. Landlord may, during each Operating Year, furnish to Tenant a revised statement of Landlord's estimate of the Operating Payment for such Operating Year, effective as of the date of each such change, if there shall be one or more material changes (or changes which in the aggregate are material) during such Operating Year in the Operating Expenses described in Section 3.07(a); and in each such case, the Operating Payment for such Operating Year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence.

            (b) Within 180 days after the end of each Operating Year Landlord shall furnish to Tenant an Operating Statement for such Operating Year. If the Operating Statement shall show that the sums paid by Tenant under this Section
3.09 exceeded the Operating Payment to be paid by Tenant for such Operating Year, Landlord shall, within thirty (30) days after Landlord identifies that such an excess exists, refund to Tenant the amount of such excess, together with interest thereon from the date of each such overpayment at the Prime Rate; provided however, that if the sums paid by Tenant under this Section 3.09 for the Operating Year in question were more than 110% of the Operating Payment to be paid by Tenant for such Operating Year, then, unless such overestimate by Landlord was caused by a change in facts or circumstances which Landlord could not reasonably foresee, the interest on the overpayment by Tenant shall be at the annual rate of two percentage points over the Prime Rate. If Landlord shall fail to refund to Tenant any amount payable to Tenant pursuant to this subsection 3.09(b) within thirty (30) days after the Operating Statement is furnished to Tenant, then Landlord shall, after Tenant has given Landlord five
(5) Business Days prior notice of its intention to do so, permit Tenant to credit such amount against subsequent payments of Rent. If the Operating Statement for such Operating Year shall show that the sums so paid by Tenant were less than the Operating Payment to be paid by Tenant for such Operating Year, Tenant shall pay the amount of such deficiency within thirty (30) days after demand therefor.

            (c) If Landlord shall fail to render an Operating Statement with respect to any Operating Year or any component of Operating Expenses within two
(2) years after the end of the applicable Operating Year, then Landlord shall be deemed to have waived its right to claim or receive an Operating Payment (or an Operating Payment for such component, if applicable) for such Operating Year.

      3.10. If the Commencement Date shall occur other than on the first day of an Operating Year or if an Operating Year ends after the expiration or termination of this lease, any Additional Charges in respect thereof payable under this Article 3 shall be prorated to correspond to that portion of the Operating Year occurring within the term of this lease. If during all or part of any Operating Year, Landlord shall not furnish any particular item(s) of work or service (which would constitute an Operating Expense hereunder) to portions of the Building, due to the fact (i) such portions are not occupied or leased, or
(ii) because such item of work or service is not required or desired by the tenant of such portion then, for the purpose of computing the Additional Charges payable hereunder, the amount of the expenses for such item for such period shall be increased by an amount equal to the additional operating and maintenance expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such item of work or services to such portion of the Building.

      3.11. through 3.15.  Intentionally Omitted.

      3.16. (a) Each Tax Statement and Operating Statement (individually, a "Statement") given by Landlord pursuant to this Article 3 shall be conclusive and binding upon Tenant (i) unless within 90 days after the giving of such Statement, Tenant shall notify Landlord that it disputes the correctness of such Statement, specifying, to the extent reasonably practicable, the particular respects in which such Statement is claimed to be incorrect, and (ii) if such disputes shall not have been settled by agreement, either party may submit the dispute to expedited arbitration as provided in Section 34.06 within 150 days after receipt of such Statement by Tenant; and pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the Additional Charges in question in accordance with such Statement, without prejudice to Tenant's position. Nothing contained in the immediately preceding sentence shall be deemed to relieve Tenant from its obligation to make payments required by any Statement within the applicable time periods hereinabove set forth in this Article 3, notwithstanding that Tenant may thereafter dispute any such Statement within the 90 day period set forth in the first sentence of this
Section 3.16(a). If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's Statement, together with interest thereon at the Prime Rate from the date of each such overpayment; provided however, that if the sums paid by Tenant pursuant to such Statement were more than 110% of the amount which it is finally determined Tenant should have paid for the period in question, then, unless such overpayment by Tenant was caused by a change in facts or circumstances which Landlord could not reasonably foresee, the interest on each overpayment shall be at the annual rate of two percentage points over the Prime Rate, provided, however, if Landlord shall fail to pay to Tenant such amounts within thirty (30) days after such dispute shall be determined in Tenant's favor, Landlord shall permit Tenant to credit the amount due from Landlord against subsequent payments of Rent. Notwithstanding the foregoing, Landlord and Tenant each agree to promptly correct any arithmetic or computation errors in any Statement of which it is advised in writing by the other party within three years after the giving of such Statement, except that such three year period shall be shortened to eighteen (18) months with respect to any such Statement that is given after the expiration of the term of this lease.

            (b) Tenant, on not less than 3 days' prior notice given within one hundred eighty (180) days of the receipt of any Operating Statement, may elect to have Tenant's designated (in such notice) Audit Representative (as such term is hereinafter defined) examine such of Landlord's books and records (collectively "Records") as are directly relevant to the Operating Statement in question, together with reasonable supporting data therefor. In making such examination, Tenant agrees, and shall cause its Audit Representative to agree, to keep confidential (i) any and all information contained in such Records and
(ii) the circumstances and details pertaining to such examination and any dispute or settlement between Landlord and Tenant arising out of such examination, except as may be required (A) by applicable Legal Requirements or
(B) by a court of competent jurisdiction or arbitrator or in connection with any action or proceeding before a court of competent jurisdiction or arbitrator, or
(C) to Tenant's attorneys, accountants and other professionals in connection with any dispute between Landlord and Tenant; and Tenant will confirm and cause its Audit Representative to confirm such agreement in a separate written agreement, if requested by Landlord. If Tenant shall not give such notice within such one hundred eighty (180) day period, then the Operating Statement as furnished by Landlord shall be conclusive and binding upon Tenant. Tenant shall, at Tenant's expense, have the right to obtain copies and/or make abstracts of the Records as it may request in connection with its verification of any such Operating Statement, subject to the foregoing confidentiality provisions. For purposes hereof, the term "Audit Representative" shall mean either (i) a so-called "Big 5" firm of Certified Public Accountants or (ii) an employee of Tenant who is a licensed Certified Public Accountant. Nothing contained herein shall be deemed to affect Tenant's rights under the Existing Lease with respect to any Operating Payment payable (or claimed to be payable) by Tenant under the Existing Lease including, without limitation, Tenant's rights set forth in the Existing Lease to examine Landlord's Records and the terms and conditions governing such examination as set forth in the Existing Lease.

      3.17. Subject to the provisions of Section 26.03 of this lease, in the event that any amount owing to Tenant hereunder and payable either in cash or by means of credits against Rents has not been fully paid or credited to Tenant prior to the Expiration Date or date of earlier termination of this lease, Landlord shall promptly pay to Tenant the amount not theretofore paid or credited to Tenant, together with any interest payable thereon pursuant to the provisions of this lease. The provisions of this Section shall survive the expiration or earlier termination of this lease.

                                    ARTICLE 4

                                   First Offer
                                   -----------

      4.01. (a) For purposes of this lease, the term "Potential Offer Space" shall mean floors twenty-one (21) through and including twenty-three (23) of the Building. If at any time during the term of this lease, Landlord or an Affiliate of Landlord (as the case may be) shall desire to (1) lease any full floor(s) of the Potential Offer Space or any portion of a floor of the Potential Offer Space (such portion of a floor is herein called a "Partial Floor") which is (or will be) "available for leasing" (except if the same is deemed not available for leasing as provided in Section 4.10 hereof) or (2) lease or sublease any full floor(s) or Partial Floor(s) of the Potential Offer Space which Landlord or an Affiliate of Landlord has recaptured or elected to recapture from another tenant of the Building (except if the same is deemed not available for leasing as provided in Section 4.10 hereof), and which is (or will be) available for underleasing, in either case for a term commencing on a date as of which there will be not less than seven (7) years remaining in the term of this lease, including any Extended Term (as hereinafter defined) as to which Tenant shall have effectively exercised its option pursuant to Section 5.01 or as to which Tenant shall exercise such option simultaneously with Tenant's election to lease such space, then subject to the provisions of subsection 4.01(b), Landlord shall give notice thereof (herein called "Landlord's Notice") to Tenant, which Landlord's Notice:

                  (A) shall be given (i) in the case of one full floor or less of space, not less than six months (except as set forth clause (iii) of this paragraph) and not more than fourteen months prior to the expiration of the initial lease (as it may have been renewed or extended pursuant to the terms thereof) for the space in question, (ii) in the case of more than one full floor of space, not less than one year (except as set forth clause (iii) of this paragraph) and not more than two years prior to such expiration, and (iii) notwithstanding the foregoing, in the case of space which becomes available for any reason prior to the expiration of the lease for the space in question (including, without limitation, Landlord's recapture thereof pursuant to the terms of such lease), promptly after Landlord learns of such availability (or, in the case of recapture space, promptly after Landlord duly exercises its option to recapture such space, except as set forth in subsection 4.01(b) hereof),

                  (B) shall set forth the base rent (herein called the "Base Rent", i.e., the rent which is the equivalent of the Fixed Rent hereunder) at which Landlord or an Affiliate of Landlord (as the case may be) is willing to lease such space to Tenant, provided that (i) the Base Rent for such space shall be the fair market rental value for the term that such space is to be leased (which fair market rental value may include periodic rental increases) determined as of the date such space is to be included within the Premises in accordance with the provisions of Section 4.13 below, and (ii) such space shall be leased on an "as is" basis except for damage by fire or other casualty, and Landlord shall be obligated to perform no work to prepare such space for Tenant's occupancy thereof except that Landlord shall, at its expense except as otherwise provided herein,

                        (1) at Tenant's sole cost and expense, install (or
            retrofit, if existing) submeters and all other necessary equipment and wiring to measure Tenant's consumption of electricity in such space,

                        (2) at Landlord's sole cost and expense, perform the
            following work in such space (herein called "Article 4 Landlord's Work"):

                              (x) demolition of such space in accordance with Tenant's demolition plan therefor (or if no demolition plan is submitted to Landlord, Landlord shall completely demolish such space),

                              (y) removal of all asbestos from such space, all of which asbestos shall be removed in compliance with all laws and requirements of any public authority having jurisdiction with respect to such asbestos condition and removal (Landlord shall be deemed to have removed all asbestos as required by the terms of this Section 4.01(a)(B)(2)(y), if despite Landlord removing such asbestos in compliance with all laws and requirements of any public authority having jurisdiction with respect to such asbestos removal and in accordance with good and sound asbestos removal practices there remains in the Premises a de minimis amount of asbestos, provided that Landlord shall deliver to Tenant an accurate form ACP-5 in connection therewith); provided however, Landlord shall not be obligated to remove any asbestos in any area of such space if Tenant shall notify Landlord not to remove such asbestos (unless required by laws or requirements of public authorities), and

                              (z) refireproofing of such space as required by laws or requirements of any public authorities,

                        (3) clean, refurbish and balance the existing induction
            units in such space and replace any missing induction units so as to provide one induction unit in good working order in every second window bay of such space (herein called the "Induction Unit Work"),

                        (4) repair or replace all fixtures, floor and wall
            tiles, and perform other items of work required to put the core bathrooms located in such space in good working order and in Building standard condition with respect to the quantity and quality of the finish and fixtures therein (herein called the "Bathroom Repair Work"), and

                        (5) perform any and all work necessary in order to make
            the windows of such space leak-free (herein called the "Window Work"), and

                  (C) the term of the lease of such space shall be as set forth in Section 4.03,

                  (D) shall set forth the minimum electric capacity which will be available to such space, which Landlord agrees will be not less than an average capacity of six (6) watts of demand load per usable square foot of such space on a floor-by-floor basis (and Landlord further agrees that if more than six (6) watts of demand load per usable square foot is serving such space at the time that it becomes available for leasing to Tenant, Landlord shall not take any steps to reduce such capacity), and

                  (E) shall set forth, in the case of space which becomes available for any reason prior to the expiration of the lease for the space in question, the date on which Landlord anticipates that such space will be vacant and, in the case of recapture space, Landlord's good-faith estimate of the rent, additional rent and other charges, if any, payable by Landlord for such space.

      The Induction Unit Work, the Bathroom Repair Work and the Window Work is sometimes referred to herein collectively as the "Non-Contributory Work". The
Article 4 Landlord's Work and the Non-Contributory Work are sometimes referred to herein collectively as the "Combined Article 4 Work".

      Tenant shall have the right, subject to the provisions of Section 4.02, to elect (x) to lease the space specified in Landlord's Notice at the Base Rent set forth in Landlord's Notice, or (y) to decline to lease such space, or (z) to lease such space but to reject the Base Rent set forth in Landlord's Notice; provided however, that if any Landlord's Notice shall be given for more than one full floor in the Building, Tenant shall not be required to elect to lease all the space which is the subject of such Landlord's Notice, except that if Tenant shall elect to lease any of such space it shall do so for one or more full floors, which floor(s) shall be contiguous with each other (if more than one floor is leased and if any of the floors of such space are contiguous) or with any portion of the Premises (if any floor of space offered is contiguous to any portion of the Premises) and if not contiguous to the Premises is contiguous to a floor occupied by a third party. Such election by Tenant may be exercised only by Tenant's giving notice thereof (herein called "Tenant's Notice") to Landlord within thirty (30) days from the giving of Landlord's Notice; and time shall be of the essence with respect to the exercise of such election. If Tenant makes the election provided for in clause (z) hereinabove, the disputed amount of the Base Rent shall be determined by arbitration in accordance with Article 34 of this lease; and if at the time of the commencement of the lease term for such space, such determination has not yet been made, then pending such determination, Tenant shall pay as Base Rent for each rentable square foot of such space the then current rate of Fixed Rent per rentable square foot set forth in this lease, without prejudice to Tenant's position or Landlord's position and, in addition, Tenant shall pay increased Additional Charges on the basis of the adjustment of Tenant's Proportionate Tax Share and Tenant's Proportionate Operating Share described in Section 4.05 hereof. Upon the arbitrators' determination of such Base Rent, Tenant shall promptly pay to Landlord the amount of any underpayment of Base Rent by Tenant since the commencement of such term, or Landlord shall promptly refund to Tenant the amount of any overpayment of Base Rent since such commencement, in each case together with interest from the date of each such underpayment or overpayment, as the case may be, at the Prime Rate; provided however, that if any such overpayment by Tenant for any period exceeds 10% of the amount of Base Rent payable by Tenant for such period, the interest on the amount of such overpayment for such period shall be at the annual rate of two percentage points over the Prime Rate, provided, however, if Landlord shall fail to refund to Tenant such amounts within thirty (30) days after such dispute shall be determined in Tenant's favor, Landlord shall permit Tenant to credit the amount due from Landlord against subsequent payments of Rent. In determining the Base Rent the parties and, if applicable, the arbitrators, shall determine fair market rental value in accordance with the provisions of Section 4.13 below.

            (b) Nothing contained in this lease shall be construed to obligate Landlord to exercise any right that it may have to recapture Potential Offer Space from any other tenant of the Building; provided, however, that in the event that Landlord shall exercise any such right to recapture Potential Offer Space from any other tenant of the Building, the provisions of this Article 4 shall apply to such space with the same force and effect as if such space had become available to Landlord through lease expiration or otherwise, subject, however, to (i) in the case of a recapture by sublease for a term less than the remaining term of this lease (herein called an "Abbreviated Term"), Landlord's inability to lease such recaptured space to Tenant for a term which extends beyond such Abbreviated Term and (ii) any Non-Conforming Terms (as such term is hereinafter defined). Notwithstanding the foregoing but subject to all of the relevant requirements, terms and conditions of this Article 4, for so long as

                  (x) the Tenant under this lease is a Bear Stearns Tenant (as such term is defined in Section 8.02(g) hereof), and

                  (y) Tenant shall have a net worth computed in accordance with generally accepted accounting principles consistently applied (herein called a "Net Worth") not less than $200,000,000,

in the event that any tenant of the Potential Offer Space shall offer in writing to sublease (for a term that does not extend beyond the then-remaining term of this lease) one or more full floors of the Potential Offer Space to Landlord (herein called "Mandatory Recapture Space"), then, subject to Landlord obtaining any consents that may be required from any Superior Parties, Landlord shall notify Tenant of such offer and (i) the rental and other costs and considerations which would be payable by Tenant to Landlord for such Mandatory Recapture Space, to the extent known by Landlord, (ii) the term for which Landlord would be required to recapture such Mandatory Recapture Space and (iii) any terms and conditions pursuant to which Landlord would be required to recapture such Mandatory Recapture Space which would prevent Landlord from leasing such Mandatory Recapture Space to Tenant in strict conformity with the terms and conditions hereinafter set forth for the leasing of recaptured space to Tenant (herein called "Non-Conforming Terms"). Examples of Non-Conforming Terms would include, but not be limited to: (i) restrictions on the permitted use of any Mandatory Recapture Space which would be binding upon Landlord in accordance with the terms of the lease between Landlord and the tenant of such Mandatory Recapture Space and (ii) restrictions on the scope of alterations that could be made by Landlord or anyone claiming by, through or under Landlord, to any Mandatory Recapture Space which would be binding upon Landlord in accordance with the terms of the lease between Landlord and the tenant of such Mandatory Recapture Space. If Tenant shall, within ten (10) Business Days (or such earlier date as required by the terms of such offer) after the date of such notice from Landlord advise Landlord that it wishes to lease such Mandatory Recapture Space in accordance with the provisions of this Article 4 (it being agreed that notwithstanding anything to the contrary contained in this Article 4, Tenant must elect to lease the entire space which Landlord is required to sublease from the tenant of the Potential Offer Space) and it agrees to pay to Landlord all costs and expenses incurred by Landlord in recapturing such Mandatory Recapture

Space, then Landlord shall enter into a sublease of such Mandatory Recapture Space from the tenant thereof, and such Mandatory Recapture Space shall be included within the Premises upon all the same terms and conditions of this lease, except that

      (A) the Base Rent for such space shall be the fair market rental value for the term that such Mandatory Recapture Space is to be leased (which fair market rental value may include periodic rental increases) determined as of the date such Mandatory Recapture Space is included within the Premises,

      (B) such Mandatory Recapture Space shall be leased on an "as is" basis, except for damage by fire or other casualty, and Landlord shall be obligated to perform no work to prepare such space for Tenant's occupancy thereof except that Landlord, subject to any Non-Conforming Terms, shall (1) install submeters and all other necessary equipment and wiring at Tenant's cost and expense to measure Tenant's consumption of electricity in such space and (2) perform the Combined Article 4 Work in such Mandatory Recapture Space, and

      (C) the term of the lease for such Mandatory Recapture Space shall be as set forth in Section 4.03,

provided however, that the Base Rent and additional rent and other charges for such Mandatory Recapture Space shall in no event be less than the base rent and additional rent and other charges payable by Landlord to the prior tenant for such Mandatory Recapture Space (herein called the "Mandatory Recapture Rental Alternative") and the term of this lease shall terminate with respect to such Mandatory Recapture Space upon the expiration of the term of Landlord's recapture thereof if the same shall be for a term less than the remaining term of this lease, including any such Extended Terms. Notwithstanding any provisions of this subsection 4.01(b) to the contrary, if Landlord receives a written offer to sublease any Mandatory Recapture Space but the rental and other costs which would be payable by Tenant to Landlord for such Mandatory Recapture Space is not then ascertainable, Landlord shall advise Tenant of such written offer and if Tenant shall respond in writing to Landlord within ten (10) Business Days after the date of such notice that it wishes to lease such Mandatory Recapture Space, then Landlord will negotiate in good faith with such other tenant for the recapture of such Mandatory Recapture Space but Landlord shall not be obligated to recapture such Mandatory Recapture Space and Tenant shall not be obligated to lease such Mandatory Recapture Space unless and until Tenant shall agree in writing that Tenant will pay such rental and other costs. Tenant shall notify Landlord if Tenant elects to lease such Mandatory Recapture Space within ten
(10) days after Landlord has advised Tenant of the rent and other costs to lease such Mandatory Recapture Space, and if Tenant fails to so advise Landlord of such election within such ten (10) day period, Tenant shall be deemed to have elected not to lease such Mandatory Recapture Space. In the event that Tenant shall notify Landlord as aforesaid and agrees to pay the rental and other costs for such Mandatory Recapture Space, then Landlord shall enter into a sublease of such Mandatory Recapture Space from the tenant thereof, and such Mandatory Recapture Space shall be included within the Premises upon all the terms and conditions of this lease (except to the extent that such terms and conditions must vary to comply with any Non-Conforming Terms) and the additional terms and conditions set forth in this subsection 4.01(b). Notwithstanding anything to the contrary contained herein, Landlord's obligations under this subsection 4.01(b) shall be subject to the time periods set forth in Landlord's leases with tenants of any Mandatory Recapture Space for Landlord to exercise its rights of recapture thereunder.

            (c) Tenant shall reimburse Landlord within ten (10) days of Landlord's demand therefor for one-half (1/2) of the cost incurred by Landlord in performing Article 4 Landlord's Work in the space included in the Premises pursuant to this Article 4; provided however, Tenant shall reimburse Landlord for the entire incremental costs of performing Article 4 Landlord's Work in the area of the Premises where Tenant has notified Landlord not to perform demolition or to only perform partial demolition in such specified areas. Such cost, including, without limitation, the cost for overhead, profit and general conditions, shall be commercially competitive with the costs charged by other contractors to perform comparable work in first class office buildings. If such costs are not commercially competitive, Tenant shall only be obligated to reimburse Landlord for one-half (1/2) (or all of the incremental cost, as the case may be) of the commercially competitive costs which other contractors would have charged for performing Article 4 Landlord's Work. If Tenant disputes that the costs incurred by Landlord in performing Article 4 Landlord's Work are commercially competitive, then Tenant shall so advise Landlord and such dispute shall be resolved by arbitration in accordance with the provisions of Article 34 hereof. Pending resolution of such dispute Tenant shall pay the cost of Article 4 Landlord's Work as billed by Landlord, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment (if any) resulting from Tenant's payment of the amount billed by Landlord for Article 4 Landlord's Work, together with interest thereon at the Prime Rate from the date of such overpayment; provided however, that if the sums paid by Tenant pursuant to Landlord's bill for Article 4 Landlord's Work are more than 110% of the amount which is finally determined Tenant should have paid, then the interest on such overpayment shall be at the annual rate of 2 percentage points over the Prime Rate. If Landlord shall fail to pay to Tenant such amounts within thirty (30) days after such dispute shall be determined in Tenant's favor, Landlord shall permit Tenant to credit the amount due from Landlord against subsequent payments of Rent. Notwithstanding anything to the contrary contained herein, with respect to any Mandatory Recapture Space leased by Tenant, if and to the extent that the Mandatory Recapture Rental Alternative is in effect, Tenant shall reimburse Landlord for one hundred percent (100%) of the cost incurred by Landlord in performing the Combined Article 4 Work in the Mandatory Recapture Space.

            (d) If Tenant shall fail to make any election to lease space which is the subject of a Landlord's Notice within thirty (30) days from the giving of Landlord's Notice, or if Tenant shall elect not to take all of the space which was the subject of Landlord's Notice in accordance with the terms and conditions of this Article 4, Landlord shall be free to lease the space which Tenant failed to timely elect to lease (herein called the "Rejected Offer Space") to any person, and Landlord shall no longer be obligated during the remaining term of this lease to offer such space to Tenant unless such space shall, after having been leased to a third party, become available again to Landlord or an Affiliate of Landlord for leasing or subleasing. Notwithstanding the foregoing, at any time after the nine (9) month anniversary of the date of Landlord's Notice with respect to a particular Rejected Offer Space, Tenant shall have the right to give a notice to Landlord inquiring whether such Rejected Offer Space is still available for leasing (herein called a "Second Opportunity Inquiry"). If Tenant gives such a Second Opportunity Inquiry, then, unless Landlord has theretofore agreed to lease, or is in active negotiations to lease, all or a portion of the Rejected Offer Space in question (in which event Landlord shall promptly notify Tenant of such state of facts), and subject to all of the terms and conditions of this Article 4 (including, without limitation, the seven (7) year requirement set forth in Section 4.01(a) hereof), Landlord shall, within ten (10) days after its receipt of such Second Opportunity Inquiry, give a notice to Tenant (herein called a "Second Opportunity Notice") offering to lease such Rejected Offering Space to Tenant upon all of the terms and conditions set forth in this Article 4, except that (i) the thirty (30) day period for the giving of Tenant's Notice shall be reduced to fifteen (15) days and (ii) if Tenant fails to give a Tenant's Notice electing to lease such Rejected Offer Space within fifteen (15) days after the giving of the Second Opportunity Notice, the provisions of this sentence shall thereafter have no applicability to such Rejected Offer Space (i.e., Tenant will not be given a third opportunity to lease such Rejected Offer Space if it is not leased within an additional nine (9) month period). In the event that Landlord is not required to give a Second Opportunity Notice because Landlord is in active negotiations to lease all or a portion of the Rejected Offer Space in question and such active negotiations are terminated without the execution of a lease, Landlord shall promptly thereafter give a Second Opportunity Notice to Tenant.

      4.02. Tenant shall not have the right to elect to lease space from Landlord as provided in this Article 4 unless (i) at the time of Tenant's election to lease such space, Tenant and/or its Affiliates and/or Service Entities shall actually occupy at least 138,424 rentable square feet of the office area (including, without limitation, any portion thereof leased to Tenant pursuant to the provisions of this Article 4) and (ii) as of the projected date of inclusion of such space in the Premises, there shall be not less than seven
(7) years remaining prior to the expiration of the then current term of this lease, including any Extended Term (as hereinafter defined) as to which Tenant shall have effectively exercised its option pursuant to Section 5.01 or as to which Tenant shall exercise such option simultaneously with Tenant's election to lease such space.

      4.03. If Tenant elects to lease any space from Landlord pursuant to subsection 4.01(a), the term of such lease shall, subject to the provisions of Section 4.07, commence on the latest to occur of

            (i) the day next following the date of expiration or earlier termination of the lease in question or, in the case of recapture space, the day next following the date on which the tenant of such space is required to surrender the same to Landlord or an Affiliate of Landlord,

            (ii)  the date on which such space becomes vacant,

            (iii) in the case of recapture space, the date of Tenant's Notice, or

            (iv)  the date Article 4 Landlord's Work in such space is completed,

and shall end upon the expiration of the then current term of this lease, including any Extended Term as to which Tenant shall have effectively exercised its option pursuant to Section 5.01 (except that if such space is space which has been recaptured by Landlord from another tenant, the term of such lease shall terminate upon the expiration of the term of Landlord's recapture if the same shall be for a term less than the remaining term, including any such Extended Term, of this lease). Landlord agrees that it shall complete the work it is obligated to perform in any such space pursuant to this Article 4 (other than Article 4 Landlord's Work) within a reasonable time after Tenant's request therefor. The cost of the installation of submeters and all other necessary equipment and wiring shall be at commercially competitive costs, and if Tenant disputes that such costs are not commercially competitive, such dispute shall be resolved by arbitration in accordance with the provisions of Article 34 hereof. Notwithstanding anything to the contrary contained herein, with respect to any Mandatory Recapture Space leased by Tenant, if and to the extent that the Mandatory Recapture Rental Alternative is in effect, Tenant's obligation to begin making payments to Landlord in accordance with such Mandatory Recapture Rental Alternative shall commence on the same date on which Landlord is required to begin making payments in accordance with such Mandatory Recapture Rental Alternative to the prior tenant of such Mandatory Recapture Space, it being the intent of the parties that Landlord shall not be required to recapture Mandatory Recapture Space at a loss to Landlord.

      4.04. Upon written request by Tenant made from time to time, but not more frequently than once in any 12 month period, Landlord will furnish Tenant for information purposes only, with a schedule of Potential Offer Space availability (herein called a "First Offer Availability Schedule"), showing any scheduled expiration dates of existing leases for one full floor or more (including the location of such floor(s)) and any renewal options or other relevant options to which Tenant's rights may be subject pursuant to the terms hereof. Tenant shall keep the information set forth on such schedule confidential and shall not disclose the contents of any such schedule nor furnish a copy of such schedule to any third party. Annexed hereto as Exhibit O is a First Offer Availability Schedule which is accurate as of the date hereof.

      4.05. If Tenant shall effectively elect to lease space from Landlord as provided in Section 4.01, then Landlord and Tenant shall execute, acknowledge and deliver to each other an agreement in form reasonably satisfactory to the parties, whereby such space shall be added to the Premises under this lease on all the terms and conditions of this lease (to the extent not inconsistent with the terms and conditions of this Article 4 and of Article 5 of this lease), except that the Fixed Rent shall be increased by the Base Rent set forth in Landlord's Notice or as determined by arbitration, as the case may be, and Tenant's Proportionate Tax Share and Tenant's Proportionate Operating Share shall be adjusted to reflect the rentable square feet of the space added to the Premises.

      4.06. The exercise of any of Tenant's options or elections pursuant to any section of this Article 4 at a time when any Event of Default has occurred and is continuing or when Tenant and/or its Affiliates and/or Service Entities are not actually occupying 138,424 rentable square feet of the office area of the Building shall be void and of no effect, unless Landlord shall elect otherwise. The termination of this lease during the original or any Extended Term (as hereinafter defined) shall also terminate and render void all of Tenant's options under the preceding Sections of this Article 4, whether or not the same shall have been exercised; and nothing contained in this Article 4 shall prevent Landlord from exercising any right or option granted to or reserved by Landlord in this lease to terminate this lease. None of Tenant's options or elections set forth in any of the preceding Sections of this Article 4 may be severed from this lease or separately sold, assigned or transferred, and time shall be of the essence with respect to the exercise of each of Tenant's options or elections provided for in this Article 4.

      4.07. If Tenant shall effectively elect to lease any space from Landlord pursuant to Section 4.01, but Landlord shall be unable to give possession of such space on the scheduled commencement of the term of Tenant's lease for such space because of the holding over or retention of possession of any tenant, undertenant or occupant of such space, then subject to the provisions of Section
4.10 with respect to existing tenants (a) Landlord agrees to diligently exercise all legal rights and remedies to dispossess any such holdover tenant, undertenant or occupant, and (b) Landlord shall not be subject to any liability for failure to give possession on such scheduled commencement date and the validity of this lease shall not be impaired under such circumstances nor shall the same be construed in any way to extend the term of this lease, but the Rents and Additional Charges payable hereunder for such space shall be abated until Landlord has tendered possession by giving notice to Tenant that such space is ready for Tenant's occupancy. The provisions of this Section 4.07 are intended to constitute "an express provision to the contrary" within the meaning of 223-a of the New York Real Property Law. If Landlord shall be unable to give possession of such space to Tenant by the date which is six months after the scheduled commencement of the term of Tenant's lease for such space, Tenant, by notice given to Landlord within 15 days after the expiration of such six month period (time being of the essence with respect to such 15 day period) may rescind Tenant's election to lease such space, in which case Landlord shall (i) promptly return to Tenant any sums which Tenant shall have paid to Landlord with respect to such space pursuant to subsection 4.01(c) hereof, and (ii) be free to lease the space in question to any person as if Tenant had initially elected not to lease such space. If Landlord shall fail to pay to Tenant any sums due to Tenant within 30 days after Tenant shall have rescinded its election to lease such space (or if Landlord shall dispute Tenant's contention that Landlord failed to give possession of such space to Tenant within the six month period therefor, then within 30 days after such dispute shall be resolved by arbitration in accordance with Article 34), Landlord shall, after Tenant has given Landlord five (5) Business Days prior notice of its intention to do so, permit Tenant to credit such amount against subsequent payments of Rent.

      4.08. In the event that Tenant shall lease a Partial Floor from Landlord pursuant to the provisions of this Article 4, then when the balance of the applicable Partial Floor or any portion of the balance of such Partial Floor shall become available to Landlord for leasing or subleasing, as the case may be, such space shall be automatically included within the Premises on the same terms and conditions set forth in subsections 4.01(a) and 4.01(b) hereof (including, without limitation, the provisions thereof relating to determination of Base Rent).

      4.09. Notwithstanding any language to the contrary contained in this lease, Landlord and Tenant agree that the rights contained in this Article 4 are for the sole benefit of the original Tenant named herein or any other Tenant coming under the definition of a Bear Stearns Tenant set forth in Section 8.02(g) hereof, and Landlord shall not be obligated to make any offer described in this Article 4 to any person or entity other than a Bear Stearns Tenant, nor shall any person or entity other than a Bear Stearns Tenant be entitled to exercise any right granted by this Article 4.

      4.10. For the purposes of this Article 4, space shall not be considered available for leasing (or underleasing, as the case may be), and accordingly shall not be offered by Landlord to Tenant pursuant to the provisions of Section
4.01 if and only if (i) such space is on the date of this lease subject to current rights of existing tenants under their existing leases to lease such space (including, without limitation, the right to extend the term thereof or add additional space) and any such tenant shall elect to exercise its right to lease such space pursuant to an express right, if any, contained in such lease and then only during the period in which such lease is in effect, or (ii) the existing tenant of such space shall elect to extend the term of its lease for such space (whether or not such existing lease contains any rights of renewal or extension). Annexed hereto as Exhibit O is a First Offer Availability Schedule setting forth the rights of other tenants described in clause (i) of the immediately preceding sentence.

      4.11. Tenant acknowledges that it shall not be Tenant's intent to lease any space pursuant to this Article 4 in order to sublease such space to entities other than Affiliates of Tenant or Service Entities, but the foregoing shall not be construed to prohibit Tenant from subleasing such space to such entities in accordance with Article 8.

      4.12. Any space leased to Tenant pursuant to this Article 4 is hereinafter sometimes called "First Offer Space".

      4.13. In determining the Fixed Rent or Base Rent for any First Offer Space pursuant to this Article 4 (as the case may be) the parties and, if applicable, the arbitrators, shall take into account all relevant factors, including without limitation (i) the fact that Article 3 shall apply to the First Offer Space with the base factors set forth therein and (ii) the fact that such Space is being leased in "as is" condition without any work letter (other than the Article 4 Landlord's Work), work allowance or other concessions and allowances then being given by landlords of major office buildings to tenants entering into new leases in New York, New York and without any brokerage commission payable.

                                    ARTICLE 5

      5.01. (a)   For purposes hereof:

            the term "First Five Year Option" shall mean Tenant's right to extend the term of this lease for an additional term (herein called the "First Extended Term") of five (5) years commencing on the day immediately following the Expiration Date of the initial term of this lease (herein called the "Commencement Date of the First Extended Term") and ending on the last day of the month in which occurs the five (5) year anniversary of the Expiration Date of the initial term of this lease;

            the term "Second Five Year Option" shall mean Tenant's right to extend the term of this lease for an additional term (herein called the "Second Extended Term") of five (5) years commencing on the day immediately following the Expiration Date of the First Extended Term (herein called the "Commencement Date of the Second Extended Term") and ending on the last day of the month in which occurs the five (5) year anniversary of the Expiration Date of the Second Extended Term. Tenant shall have the right to exercise the Second Five Year Option only if Tenant shall have exercised the First Five Year Option;

            the term "Option" shall mean the First Five Year Option or the Second Five Year Option, as the case may be; and

            the term "Extended Term" shall mean the First Extended Term or the Second Extended Term, as the case may be.

            (b) The Option may be exercised only by Tenant's giving notice (herein called the "Extension Election Notice") to that effect to Landlord not later than 24 months prior to (x) the expiration of the initial term of this lease with respect to the First Five year Option or (y) the expiration of the First Extended Term, with respect to the Second Five Year Option. Time shall be of the essence with respect to the exercise of such option. Subject to the provisions of Section 5.02 of this lease, upon the giving of such notice the term of this lease shall be extended in accordance with the terms hereof for the Extended Term without the execution of any further instrument. Unless the context shall otherwise require, the Extended Term shall be upon the same terms, covenants and conditions of this lease as shall be in effect immediately prior to such extension, except that (x) there shall be no right or option to extend the term of this lease for any period of time beyond the expiration of the Second Extended Term and (y) the Fixed Rent for each Extended Term shall be determined as provided in Section 5.03.

      5.02. The exercise of the aforesaid option to extend the term of this lease at a time when (i) any Event of Default has occurred and is continuing or
(ii) the original Tenant named herein and/or its Affiliates and/or Service Entities shall not be in actual occupancy of 138,424 rentable square feet of office space in the Premises, shall be void and of no force and effect unless Landlord shall elect otherwise. The termination of this lease during the initial term shall also terminate and render void any option or right on Tenant's part to extend this lease for the Extended Term, whether or not such option or right shall have been exercised; and nothing contained in this Article 5 shall prevent Landlord from exercising any right or option granted to or reserved by Landlord in this lease to terminate this lease. Tenant's option to extend the term of this lease for the Extended Term may not be severed from this lease or separately sold, assigned or otherwise transferred.

      5.03. The Fixed Rent for the Premises for the Extended Term shall be an amount equal to the higher of:

            (i) 100% of the fair market rental for the Premises (determined in accordance with the provisions of this Section 5.03), less the amount (until actually determined) of the reasonably estimated Tax Payment and Operating Payment for the Premises on the first day of the Extended Term (for example, if the fair market rent is $100 per rentable square foot determined on a gross basis, and assuming Tax Payments and Operating Payments on the first day of the Extended Term total $20 per rentable square foot as at the first day of the Extended Term, then the Fixed Rent for the Premises would be $80 per rentable square foot); or

            (ii) the then Fixed Rent payable by Tenant under this lease for the Premises (without giving effect to any rent abatement, setoff or concession applicable to the Premises at such time).

Provided that Tenant shall have exercised its option to extend the term of this lease in accordance with the terms of this Article 5, at least 6 months prior to the commencement of the Extended Term, Landlord shall notify Tenant of Landlord's estimate of the fair market rental value of the Premises for such Extended Term. Within 60 days after the giving of such notice, Tenant shall notify Landlord whether Tenant accepts or rejects Landlord's estimate. If Tenant accepts such estimate or if Tenant fails to reject such estimate (in which event such failure shall be deemed an acceptance), in either case within such 60-day period, then the Fixed Rent for the Extended Term in question shall be the Fixed Rent set forth in Landlord's estimate. If Tenant rejects Landlord's estimate within such 60-day period, then the dispute shall be determined by arbitration in accordance with Article 34 of this lease. If the Fixed Rent for the Extended Term in question shall not have been determined (by arbitration or by agreement between the parties) at the time of the commencement of such Extended Term, then pending such determination Tenant shall pay Fixed Rent in accordance with Landlord's estimate, without prejudice to Tenant's position. Upon the determination of the Fixed Rent for such Extended Term, Tenant shall promptly pay to Landlord any underpayment of Fixed Rent by Tenant since the commencement of such Extended Term, together with interest thereon from the date of each such underpayment at the Prime Rate, and, in the event of any overpayment of such Fixed Rent by Tenant since the commencement of such Extended Term, Landlord shall promptly refund to Tenant the amount thereof, together with interest thereon from the date of each such overpayment at the Prime Rate; provided however, that if any such overpayment by Tenant for any period exceeds 10% of the amount of Fixed Rent payable by Tenant for such period, the interest on the amount of such overpayment for such period shall be at the annual rate of two percentage points over the Prime Rate. If Landlord shall fail to pay to Tenant any amount payable to Tenant pursuant to the next preceding sentence within thirty (30) days after the determination is made of the Fixed Rent for such

Extended Term, then Landlord shall permit Tenant to credit such amount against subsequent payments of Rent. In determining the fair market rental for such Premises at the time of the commencement of the Extended Term in question, the arbitrators shall take into account all then-relevant factors including, without limitation, (i) the fact that Article 3 shall remain in effect during the Extended Term with Tax Payments and Operating Payments to be made on a "net" basis, except that for purposes of determining the fair market rental, such determination shall be made assuming that Tax Payments and Operating Payments will be made on a "gross" basis using base factors equivalent to the then current base tax year and then current base operating year and (ii) the fact that the Premises is being leased in "as is" condition without any work letter, work allowance or other concessions and allowances then being given by landlords of major office buildings to tenants entering into new leases in new York, New York and without any brokerage commission payable.

      5.04. It is expressly understood and agreed that notwithstanding anything to the contrary contained in Section 5.03, for each Extended Term:

            (a)   the  Tax  Payments   shall  continue  to  be  determined  in
accordance  with the provisions of  Section 3.03 of this lease on a net basis;
and

            (b) the Operating Payments shall continue to be determined in accordance with the provisions of Section 3.08 of this lease on a net basis.

      5.05. Notwithstanding any language to the contrary contained in this lease, Landlord and Tenant agree that the rights contained in this Article 5 are for the sole benefit of the original Tenant named herein or any other Tenant coming under the definition of a Bear Stearns Tenant set forth in Section 8.02(g) hereof, and Landlord shall not be obligated to make any offer described in this Article 5 to any person or entity other than a Bear Stearns Tenant, nor shall any person or entity other than a Bear Stearns Tenant be entitled to exercise any right granted by this Article 5.

                                    ARTICLE 6

            Subordination, Notice to Superior Lessors and Mortgagees
            --------------------------------------------------------

      6.01. (a) Subject to the provisions of Section 6.03 below, this lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to (i) the Aetna Mortgage and (ii) the Merrill Lynch Mortgage (as those terms are hereinafter defined), and each and every advance made or hereafter to be made thereunder. In addition, subject to the provisions of Section 6.03, this lease and all rights of Tenant hereunder are and shall be subject and subordinate to
(x) all mortgages which may hereafter affect the Land and/or the Building and to each and every advance made or hereafter to be made under such mortgages, and all renewals, modifications, replacements and extensions of such mortgages and all spreaders and consolidations of such mortgages and (y) all ground leases, overriding leases and underlying leases of the Land and/or the Building which may hereafter affect the Land and/or the Building and all renewals, modifications, replacements and extensions thereof. Any mortgage to which this lease is, or shall be subject or subordinate may cover any lands and/or buildings and/or leases other than the Land, the Building (and any rights, easements and appurtenances pertaining thereto).

            (b) Except as expressly provided to the contrary in Section 6.03, the subordination provisions of Section 6.01(a) shall be self-operative and no further instrument of subordination shall be required. Any mortgage to which this lease is, at the time referred to, subject and subordinate in accordance with the provisions of this Article 6 is herein called a "Superior Mortgage" and the holder of a Superior Mortgage is herein called a "Superior Mortgagee". Any ground lease, overriding lease or underlying lease of the Land and/or the Building to which this lease is, at the time referred to, subject and subordinate in accordance with the provisions of this Article 6 is herein called a "Superior Lease" and the holder of a Superior Lease is herein called a "Superior Lessor". Each Superior Mortgagee and Superior Lessor is hereinafter sometimes called a "Superior Party".

      6.02. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall give written notice (herein called a "Superior Party's Notice") of such act or omission to the holder of each Superior Mortgage and each Superior Lease to which this lease is subject and subordinate in accordance with the terms hereof (provided the name and address thereof shall previously have been furnished to Tenant) simultaneously with the delivery of such notice to Landlord. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in the lease, then any one or more of such Superior Mortgagees and/or Superior Lessors entitled to receive a Superior Party's Notice in accordance with the terms of the immediately preceding sentence shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such sixty (60) days, such Superior Mortgagee and/or Superior Lessor shall have commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure; provided, however, that if such Superior Mortgagee and/or Superior Lessor shall not have been able to effect such cure by reason of such Superior Mortgagee and/or Superior Lessor not having had the right or ability to enter upon the Building and the Land, in no event shall such additional time to cure be extended by more than an additional ninety
(90) days in order to allow such Superior Mortgagee and/or Superior Lessor to obtain the right or ability to enter upon the Building and the Land to effect such cure) in which event this lease shall not be terminated while such remedies are being so diligently pursued. The provisions of this Section 6.02 shall not impair, modify, delay or diminish Tenant's rights under Section 16.08 or Tenant's rights to terminate this lease pursuant to Section 22.03 or 22.06 (in the case of fire or other casualty), or Section 23.02 (in the case of condemnation or eminent domain). The provisions of this Section 6.02 shall not apply to a Superior Party which is an Affiliate of Landlord. In the event of any conflict between the provisions of this Section 6.02 and the provisions of any subordination, non-disturbance and attornment agreement between Tenant and a Superior Party, the provisions of such subordination, non-disturbance and attornment agreement shall govern.

      6.03. (a) Tenant hereby acknowledges receipt of two (2) fully-executed counterparts each of an instrument (herein called a "Nondisturbance Agreement") with respect to the Aetna Mortgage and the Merrill Lynch Mortgage in the forms of Exhibit D-1 and D-2 annexed hereto (with such changes thereto as may have been accepted by Tenant prior to execution thereof). Landlord shall cause each Superior Party (other than the respective holders of the Aetna Mortgage and the Merrill Lynch Mortgage), as a condition precedent to the subordination of this lease to the Superior Mortgage or Superior Lease of the Superior Party in question, to execute, acknowledge and deliver to Tenant a Nondisturbance Agreement in the form of Exhibit D-3 attached hereto with respect to a Superior Mortgage or Exhibit D-4 attached hereto with respect to a Superior Lease, with such reasonable modifications as the holder of such Superior Mortgage or Superior Lease shall require, provided that such modifications do not increase Tenant's obligations or adversely affect Tenant's rights (which Tenant shall promptly execute and deliver to the Superior Party). Without limiting the foregoing provisions of this Section 6.03, Tenant agrees to execute a Nondisturbance Agreement in substantially the form annexed hereto as (i) Exhibit D-3 with respect to a Superior Mortgage, provided that any variations from the provisions of Exhibit D-3 do not adversely affect the rights or increase the obligations (other than to a de minimis, non-monetary extent) of Tenant under this lease or (iii) Exhibit D-4 with respect to a Superior Lease, provided that any variations from the provisions of Exhibit D-4 do not adversely affect the rights (other than to a de minimis, non-monetary extent) of Tenant under this lease. Notwithstanding anything in this lease to the contrary, and without in any way diminishing the obligations or increasing the rights of Tenant set forth in the immediately preceding sentence, from and after the date on which the holder of a Superior Mortgage or Superior Lease delivers to Tenant a Nondisturbance Agreement meeting the requirements of the immediately preceding sentence, this lease shall be subject and subordinate to the applicable Superior Mortgage or Superior Lease upon all of the terms and conditions set forth in such Nondisturbance Agreement, without respect to whether or when Tenant executes and delivers such Nondisturbance Agreement in recordable form.

            (b) Notwithstanding anything to the contrary contained herein, if, after the date hereof, a Superior Mortgage or Superior Lease shall be entered into by Landlord and, at such time, an Event of Default shall have occurred and then be continuing, then:

                  (i) Landlord shall not be required, as a condition precedent to the subordination of this lease to the Superior Mortgage or Superior Lease of the Superior Party in question, to cause such Superior Party to execute, acknowledge and deliver to Tenant a Nondisturbance Agreement in the form of Exhibit D-3 attached hereto with respect to a Superior Mortgage or Exhibit D-4 attached hereto with respect to a Superior Lease, and

                  (ii) if Landlord does not so cause such Superior Party to execute, acknowledge and deliver to Tenant a Nondisturbance Agreement, this lease shall be subject and subordinate to such Superior Mortgage or Superior Lease, as the case may be, upon all of the terms and conditions set forth in Exhibit D-3 attached hereto with respect to a Superior Mortgage or Exhibit D-4 attached hereto with respect to a Superior Lease, and such Superior Party have all of the rights set forth therein with respect to such Event of Default.

            (c) In the event of any conflict between the provisions of this
Section 6.03 and the provisions of any subordination, non-disturbance and attornment agreement between Tenant and a Superior Party, the provisions of such subordination, non-disturbance and attornment agreement shall govern.

                                    ARTICLE 7

                                 Quiet Enjoyment
                                 ---------------

      7.01. Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this lease (including, without limitation, Section 36.04 and the definition of "Landlord" set forth in Article 38 hereof) and to Superior Mortgages and Superior Leases (subject to the terms and conditions of the applicable Nondisturbance Agreements).

                                    ARTICLE 8

                      Assignment, Subletting and Mortgaging
                      -------------------------------------

            The Seventh Amendment to the Existing Lease grants to Tenant the right, subject to the terms and conditions set forth therein, to surrender to Landlord prior to the scheduled expiration date thereof the portions of the premises demised thereunder other than the Premises demised to Tenant pursuant to this lease (herein called the "Excess Space"). If, after the date hereof but prior to the Commencement Date, Tenant wishes to enter into a sublease with respect to all or a portion of the Premises under the Existing Lease and this lease for a sublease term expiring during the term of this lease, the terms and conditions of this Article 8 shall govern the respective rights and obligations of Landlord and Tenant with respect to such proposed sublease. If, after the date hereof but prior to the Commencement Date, Tenant wishes to enter into an assignment of the Existing Lease and this lease, and Tenant shall have, prior to the proposed effective date of such assignment, surrendered to Landlord all of the Excess Space in accordance with the terms and conditions of the Seventh Amendment, the terms and conditions of this Article 8 shall govern the respective rights and obligations of Landlord and Tenant with respect to such proposed assignment.

      8.01. Except as otherwise provided in this Article 8, Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise (i) assign or otherwise transfer this lease or the term and estate hereby granted,
(ii) sublet the Premises or any part thereof, or allow the same to be used, occupied or utilized by anyone other than Tenant, or (iii) mortgage, pledge, encumber or otherwise hypothecate this lease or the Premises or any part thereof in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord.

      8.02. (a) Except as provided in Section 8.02(e) hereof, if Tenant is a corporation, the provisions of subdivision (i) of Section 8.01 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant, or any other mechanism, such as the issuance of additional stock, a stock voting agreement or change in class(es) of stock, which results in a change of control of Tenant, as if such transfer of stock which results in a change of control of Tenant or other mechanism which results in a change of control of Tenant were an assignment of this lease; provided, however, that the provisions of Section 8.01 shall not apply to any such transfer (and such transfer shall be permitted without the consent of Landlord) resulting in a change of control of Tenant or other mechanism resulting in a change of control of Tenant if immediately thereafter, Tenant has a Net Worth not less than $200,000,000 and evidence reasonably satisfactory to Landlord of such Net Worth shall have been delivered to Landlord prior to the effective date of any such change of control or promptly after the effective date of any such change of control.

            (b) Further, Tenant shall have the right, without the consent of Landlord, to assign its interest in this lease (i) if Tenant is a corporation, to any corporation which is a successor to Tenant either by merger or consolidation, or (ii) to a purchaser of all or substantially all of Tenant's assets, provided and upon condition that in either of such events

                  (1) the principal purpose of the transaction which includes such assignment shall not be the acquisition of Tenant's interest in this lease,

                  (2) after giving effect to such transaction, any such assignee shall, have a Net Worth not less than $200,000,000, and

                  (3) proof reasonably satisfactory to Landlord of such Net Worth shall have been delivered to Landlord within 10 days after the earlier to occur of (i) public announcement of such transaction and (ii) the effective date of any such transaction.

            (c) Tenant also shall have the right, upon prior notice to Landlord but without Landlord's consent, to assign this lease to any Affiliate (as hereinafter defined) of Tenant; provided that (i) such Affiliate has a Net Worth not less than $200,000,000 and proof reasonably satisfactory to Landlord of such Net Worth shall have been delivered to Landlord prior to the effective date of such assignment.

            (d) If Tenant is a partnership or joint venture or limited liability company (herein called a "LLC") or other entity, the provisions of subdivision
(i) of Section 8.01 shall apply with respect to a transfer, by one or more transfers, of an interest in the distributions of profits and losses of such partnership, joint venture or LLC or other entity which results in a change of control of Tenant or any other mechanism, such as the creation of additional general partnership or limited partnership interests, which results in a change of control of Tenant, as if such transfer of an interest in the distributions of profits and losses which results in a change of control of Tenant or other mechanism which results in a change of control of Tenant were an assignment of this lease; provided, however, that, in either case, the provisions of subdivision (i) of Section 8.01 shall not apply to any such transfer (and such transfer shall be permitted without the consent of Landlord) resulting in a change of control of Tenant or other mechanism resulting in a change of control of Tenant if

                  (1) the acquisition of Tenant's interest in this lease is not the principal purpose of any such actions, and

                  (2) such actions do not reduce or diminish the Net Worth of Tenant below $200,000,000, and

                  (3) proof reasonably satisfactory to Landlord of such Net Worth is delivered to Landlord within 10 days after the occurrence of any such actions.

            (e) The transfer of shares of stock of Tenant (if Tenant is a corporation or trust), for purposes of this Article 8, shall not be deemed an assignment of this lease or otherwise have any consequences under this lease in the case of (i) the sale of shares by persons which sale is effected through the "over-the-counter market" or through any recognized stock exchange, or (ii) the sale of shares in connection with a public offering of shares of Tenant.

            (f) For purposes of this lease, the term "control" shall mean, in the case of a corporation, ownership or voting control, directly or indirectly, of at least fifty percent (50%) of all the voting stock, and in case of a joint venture, partnership or LLC, or similar entity, ownership, directly or indirectly, of at least fifty percent (50%) of all the general or other partnership or membership (or similar) interests therein. Notwithstanding the foregoing, a person or entity shall be deemed to have "control" of a public corporation if it is the largest shareholder of such corporation and owns or has voting control over not less than twenty-five percent (25%) of all the voting stock of such corporation.

            (g) For so long as the Tenant under this lease is the Tenant named herein or an entity to which the Tenant named herein has assigned (or has been deemed to assign) this lease in accordance with the provisions of this Section
8.02 hereof without Landlord's consent being required, such Tenant shall be deemed to be a "Bear Stearns Tenant".

      8.03. Tenant shall have the right, upon notice to Landlord but without being required to obtain Landlord's consent or being subject to any right of recapture pursuant to Section 8.08 hereof, to sublease or permit all or any portion of the Premises to be sublet or occupied by (i) any Affiliate of Tenant or (ii) any "Service Entities" (as that term is hereinafter defined); provided however, such Service Entities shall not occupy in excess of two (2) full floors of the Premises, under a written sublease or license agreement, a true copy of which shall be delivered by Tenant to Landlord promptly after the execution and delivery thereof. For the purposes of this lease, the term "Service Entities" shall mean persons which (i) receive or provide clearing services from or to, Tenant or its Affiliates in accordance with the rules and regulations for the provision of such services promulgated by the New York Stock Exchange, the Securities and Exchange Commission and/or any other governmental regulatory agency, and their respective successors, or (ii) are engaged as a material portion of their business (i.e., more than 50% of their gross receipts) in providing services to Tenant or to Affiliates of Tenant in connection with the customary conduct of Tenant's or its Affiliates' business. If any Affiliate entity shall cease to be an Affiliate of Tenant, then such entity may continue to sublease or occupy any part of the portion(s) of the Premises it has subleased or occupied as an Affiliate of Tenant, as the case may be, provided and upon condition that (x) the principal purpose of the transaction which results in such entity no longer being an Affiliate of Tenant is not the acquisition of such Affiliate's interest in its sublease or other occupancy agreement, (y) the sublease shall comply with the provisions of Section 8.13 hereof, and (z) from and after the date such entity ceases to be an Affiliate of Tenant, the provisions of Section 8.14 hereof shall be applicable to such subletting.

      8.04. If this lease be assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee. If the Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after any Event of Default has occurred, collect rent from the subtenant or occupant. In either event, Landlord shall apply the net amount collected to the Fixed Rent and Additional Charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of
Section 8.01 or any other provision of this lease, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to any assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article. References in this lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under or through Tenant, immediately or remotely.

      8.05. Any assignment or transfer, whether made with Landlord's consent pursuant to Section 8.01 or without Landlord's consent pursuant to Section 8.02 (excluding, however, deemed assignments pursuant to Sections 8.02(a) and (d) hereof), shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume, from and after the effective date of such assignment (or, in the case of an entity which has purchased all or substantially all of Tenant's assets or which is a successor to Tenant by merger, acquisition, consolidation or change of control, from and after the Commencement Date) the obligations of this lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions of this Article 8 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant (and any subsequent assignor of this lease) covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of any of the Fixed Rent and/or Additional Charges by Landlord from an assignee, transferee, or any other party, the original named Tenant (and any subsequent assignor of this lease) shall remain fully liable for the payment of the Fixed Rent and Additional Charges and for the other obligations of this lease on the part of Tenant to be performed or observed.

      8.06. (a) For purposes of this Article 8, the term "Short Term Sublease" shall mean a sublease for a term of three years or less, which sublease does not contain any renewal or extension provisions; provided that (i) any such subleases do not, in the aggregate, demise all or substantially all of the Premises and (ii) any such subleases are made to entities with which Tenant has a significant business relationship and a reasonable need to have such entities located at the Premises to facilitate or enhance such business relationship; further provided however, that a sublease for a term of three years or less which does not contain any renewal or extension provisions, but is for space which had been previously sublet within one year prior to the commencement of the term of the proposed sublease and is with the same entity or an entity which is comprised of substantially all of the same principals as the previous subtenant or is an Affiliate of the previous subtenant, shall not be considered a Short Term Sublease for the purposes of this Article 8.

            (b) For purposes of this Article 8, the term "Landlord Developed Occupant" shall mean any person which is then an occupant of any part of the Building or any person which, directly or indirectly, controls, is controlled by, or is under common control with any person who is then an occupant of any part of the Building.

            (c) The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease; provided however, that in the case of any modification of this lease after an assignment of this lease which increases the obligations or reduces the rights of Tenant, Tenant herein named (and any successor prior in title to the assignee Tenant who executed such modification) shall not be liable for any such increase, and shall not be bound by such reduction in rights, unless it has given its written consent thereto.

            (d) The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this lease or to any sublease of the Premises or to the use or occupancy thereof by others.

      8.07. (a) 1. Except for any assignment which does not require Landlord's consent pursuant to Section 8.02 hereof, if Tenant shall at any time or times during the term of this lease desire to assign this lease, Tenant shall give notice thereof (herein called an "Assignment Recapture Offer Notice") to Landlord, which notice shall set forth: (i) Tenant's intention to assign this lease in whole, it being understood and agreed that partial assignments of this lease are not permitted hereunder, (ii) the proposed date upon which the Premises are intended to be vacated by Tenant, and (iii) Tenant's reasonably detailed computation of the full consideration which Tenant would be willing to accept from or pay to a third party (including, for purposes of Section 8.08 hereof, the timing of, and conditions to, payments with respect thereto) in connection with an assignment of this lease, including, without limitation, the work contribution, if any, the sums which Tenant is willing to accept from an assignee for the sale or rental of any of Tenant's leasehold improvements, furniture, fixtures, equipment or other personal property, and all other material business terms pursuant to which Tenant would be willing to assign this lease to a third party. Each Assignment Recapture Offer Notice shall be deemed an irrevocable (for the duration of the Assignment Recapture Period) offer from Tenant to Landlord whereby Landlord may, at its option, (i) have this lease assigned to it or its designee or (ii) terminate this lease. Said irrevocable (for the duration of the Assignment Recapture Period) option may be exercised by Landlord only by notice (herein called "Landlord's Assignment Recapture Notice") given to Tenant at any time within thirty (30) days after such Assignment Recapture Offer Notice has been given by Tenant to Landlord (herein called the "Assignment Recapture Period"); and during such Assignment Recapture Period, Tenant shall not assign this lease to any person.

                  2. Either concurrently with the giving of an Assignment Recapture Offer Notice, or at any time thereafter (but in no event later than two hundred forty (240) days after the expiration of the Assignment Recapture Period), Tenant shall have the right to give Landlord a notice (herein called the "Conditional Assignment Consent Request Notice") requesting Landlord's consent to an assignment of this lease on the non-economic material terms set forth in the Assignment Recapture Offer Notice (except for deviations of a non-material nature) and on economic terms that are not substantially different from (as hereafter defined) the economic terms described in the Assignment Recapture Offer Notice (herein called "Landlord's Conditional Assignment Consent"), subject only to Landlord's receipt of:

                        (x) an assignment and assumption agreement in form reasonably satisfactory to Landlord (sometimes herein called the "Assignment Document") containing the non-economic material terms set forth in the Assignment Recapture Offer Notice

                              (except for deviations of a non-material nature) and economic terms which are not substantially different from (as hereinafter defined) the economic terms set forth in the Recapture Offer Notice,

                        (y) the Consent Agreement in the form attached hereto as Exhibit K (with such revisions thereto that do not adversely affect the rights of Landlord or increase the obligations of Landlord thereunder), signed by both Tenant and the proposed assignee, and

                        (z) the amounts, if any, required to be paid to Landlord pursuant to Section 8.11(c)(vii) hereof.

The Conditional Assignment Consent Request Notice shall set forth (A) the identity of the proposed assignee, the nature of its business and its proposed use of the Premises, all in reasonable detail, (B) current financial information with respect to the proposed assignee, including, without limitation, its most recent financial report, to the extent available, which financial information Landlord shall keep confidential and not disclose to third parties other than Landlord's lenders, financial advisors and counsel, or in connection with any litigation or arbitration in connection with the proposed assignment of this lease to the proposed assignee, or if required by subpoena or other valid legal process, and (C) the material business terms of the proposed assignment. In the event that Tenant fails to give a Conditional Assignment Consent Request Notice on or before the date that is two hundred forty (240) days after the expiration of the Assignment Recapture Period, or if the Conditional Assignment Consent Request Notice shall set forth business terms which are substantially more favorable (as hereinafter defined) to the proposed assignee than the material business terms set forth in the Assignment Recapture Office Notice, then, in either such case, Tenant shall again comply with all of the provisions of this
Section 8.07 before assigning this lease.

            (b) 1. Except for any Short Term Sublease or any sublease which does not require Landlord's consent pursuant to Section 8.02 or 8.03 hereof, if Tenant shall at any time or times during the term of this lease desire to sublet all or part of the Premises, Tenant shall give notice thereof (herein called the "Sublease Recapture Offer Notice") to Landlord, which notice shall set forth (i) the area proposed to be sublet, (ii) the term of the proposed subletting and the date the area to be sublet is intended to be vacated by Tenant, (iii) the proposed subrental rate, work contributions, if any, periods of rent-free occupancy, if any, and the sums which Tenant would be willing to accept from a subtenant for the sale or rental of any of Tenant's leasehold improvements, furniture, fixtures, equipment or other personal property, and all other material business terms pursuant to which Tenant would be willing to enter into a sublease with a third party, (iv) for purposes of Section 8.10(e)(iii), the respective responsibilities of the parties with respect to the costs of performing such alterations as may be required or reasonably necessary to physically separate the subleased space from the balance of the Premises and to comply with any laws and requirements of public authorities relating to such separation and (v) for purposes of Section 8.10(e)(iv) hereof, the obligations of the proposed subtenant with respect to the removal of alterations and the restoration of the sublet space at the expiration of the sublease term. Each Sublease Recapture Offer Notice shall be deemed an irrevocable (for the duration of the Sublease Recapture Period) offer from Tenant to Landlord (herein called a "Sublease Recapture Offer") whereby Landlord (or Landlord's designee) may, at its option, either (i) sublease all, but not less than all, of such proposed sublet space from Tenant upon the terms and conditions hereinafter set forth or
(ii) terminate this lease (if the proposed transaction is a sublease of all or substantially all of the Premises for a term (including renewal or extension options) for all or substantially all of the balance of the term of this lease). As used in this lease, a term "for substantially all of the balance of the term of this lease" shall mean a term ending during the last two years of the term of this lease (as the same may be extended), and "substantially all of the Premises" shall mean 90% or more of the rentable square feet of the Premises. Said option may be exercised by Landlord only by notice (herein called "Landlord's Sublease Recapture Notice") given to Tenant at any time within twenty (20) days (or thirty (30) days in the case of a proposed sublease for all or substantially all of the Premises) after such Sublease Recapture Offer Notice has been given by Tenant to Landlord (herein called the "Sublease Recapture Period"); and during such Sublease Recapture Period, Tenant shall not sublet such space to any person.

                  2. Either concurrently with the giving of a Sublease Recapture Offer Notice, or at any time thereafter (but in no event later than the date that is two hundred forty (240) days after the expiration of the Sublease Recapture Period), Tenant shall have the right to give Landlord a notice (herein called the "Conditional Sublease Consent Request Notice") requesting Landlord's consent to a sublease on the non-economic material terms set forth in the Sublease Recapture Offer Notice (except for deviations of a non-material nature) and on economic terms which are not substantially different from the economic terms described in the Sublease Recapture Offer Notice (herein called "Landlord's Conditional Sublease Consent"), subject only to Landlord's receipt of:

                        (x) a sublease (herein called the "Sublease Document") meeting all of the requirements set forth in
                              Section 8.13 hereof and containing the
                              non-economic material terms set forth in the Sublease Recapture Offer Notice (except for deviations of a non-material nature) and economic terms which are not substantially different from the economic terms set forth in the Sublease Recapture Offer Notice,

                        (y) the Consent Agreement in the form attached hereto as Exhibit E (with such revisions thereto that do not adversely affect the rights of Landlord or increase the obligations of Landlord thereunder), signed by both Tenant and the proposed subtenant, and

                        (z) the amounts, if any, required to be paid to Landlord pursuant to Section 8.11(c)(vii) hereof.

The Conditional Sublease Consent Request Notice shall set forth (A) the identity of the proposed subtenant, the nature of its business and its proposed use of the Premises, all in reasonable detail, (B) the proposed subtenant's alteration and restoration obligations for purposes of Section 8.10(e), to the extent the cost of same is to be paid for by the proposed subtenant, and (C) the material business terms of the proposed sublease. In the event that Tenant fails to give a Conditional Sublease Consent Request Notice on or before the date that is two hundred forty (240) days after the expiration of the Sublease Recapture Period, or if the Conditional Sublease Consent Request Notice shall set forth business terms which are substantially more favorable to the proposed subtenant than the material business terms set forth in the Sublease Recapture Office Notice, then, in either such case, Tenant shall again comply with all of the provisions of this Section 8.07 before entering into any sublease of all or any portion of the Premises.

            (c) In the event that Landlord does not give a Landlord's Assignment Recapture Notice within the thirty (30) day period provided for in Section 8.07(a) above, Tenant shall have the right to give a written notice to Landlord (herein called a "Tenant's Assignment Recapture Waiver Notice") to the effect that unless Landlord gives Tenant a Landlord's Assignment Recapture Notice within seven (7) Business Days after Landlord's receipt of such Tenant's Assignment Recapture Waiver Notice, Landlord shall be deemed to have waived its right to exercise its option set forth in said Section 8.07 (a) with respect to the Assignment Recapture Offer Notice in question.

            (d) In the event that Landlord does not give a Landlord's Sublease Recapture Notice within the twenty (20) day period or thirty (30) day period, as applicable, provided for in Section 8.07(b) above, Tenant shall have the right to give a written notice to Landlord (herein called a "Tenant's Sublease Recapture Waiver Notice") to the effect that unless Landlord gives Tenant a Landlord's Sublease Recapture Notice within five (5) Business Days (or seven (7) Business Days in the case of a proposed sublease for all or substantially all of the Premises) after Landlord's receipt of such Tenant's Sublease Recapture Waiver Notice, Landlord shall be deemed to have waived its right to exercise its option set forth in said Section 8.07 (b) with respect to the Sublease Recapture Offer Notice in question.

      8.08. If Landlord exercises its option to have this lease assigned to it (or its designee) in the case where Tenant desires to assign this lease, then Tenant shall assign this lease to Landlord (or Landlord's designee) by an assignment and assumption agreement in form reasonably satisfactory to Landlord and Tenant and conforming with the terms contained in the Assignment Recapture Offer Notice, which assignment and assumption agreement will be executed by Landlord (or its designee) and Tenant within ten (10) days after Landlord exercises its option to have this lease assigned to it (or its designee). Such assignment shall be effective on the date the proposed assignment was to be effective (but in no event shall such assignment be effective sooner than sixty
(60) days after the date of Landlord's Assignment Recapture Notice unless Landlord waives this condition in its sole discretion). If the Assignment Recapture Offer Notice contemplated one or more payments by the proposed assignee to Tenant in connection with the proposed assignment, Landlord (or Landlord's designee) shall pay such amounts to Tenant as and when such amounts were to be due and payable as set forth in the Assignment Recapture Offer

Notice; provided, however, that the provisions of Section 8.14 hereof shall apply to any such payments with the same force and effect as if such payments were being made to Tenant by an assignee in connection with an assignment of this lease consented to by Landlord and, to the extent, if any, that such payments constitute Assignment Profit, Landlord (or its designee) shall deduct from such payments an amount equal to Landlord's Profit Share of any such Assignment Profit, computed in accordance with the provisions of Section 8.14 hereof. If the Assignment Recapture Offer Notice contemplated the receipt by the proposed assignee from Tenant of any consideration or concessions in connection with the proposed assignment, then Tenant shall pay such consideration (as Additional Charges hereunder) and/or grant any such concessions to Landlord (or Landlord's designee) as and when such amounts were to be due and payable (or concessions were to be granted) as set forth in the Assignment Recapture Offer Notice. From and after the effective date of any assignment of this lease to Landlord (or its designee), Tenant shall be released from all obligations and liabilities thereafter arising under this lease.

      8.09. (a) If Landlord exercises its option to terminate this lease in the case where Tenant desires to assign this lease, then this lease shall end and expire on the date the proposed assignment was to be effective (but in no event shall such termination be effective sooner than sixty (60) days after the date of Landlord's Assignment Recapture Notice unless Landlord waives this condition in its sole discretion), and the Fixed Rent and Additional Charges shall be paid and apportioned to such date. If the Assignment Recapture Offer Notice contemplated one or more payments by the proposed assignee to Tenant in connection with the proposed assignment, Landlord shall pay such amounts to Tenant as and when such amounts were to be due and payable as set forth in the Assignment Recapture Offer Notice; provided, however, that the provisions of
Section 8.14 hereof shall apply to any such payments with the same force and effect as if such payments were being made to Tenant by an assignee in connection with an assignment of this lease consented to by Landlord and, to the extent, if any, that such payments constitute Assignment Profit, Landlord shall deduct from such payments an amount equal to Landlord's Profit Share of any such Assignment Profit, computed in accordance with the provisions of Section 8.14 hereof. If the Assignment Recapture Offer Notice contemplated the receipt by the proposed assignee from Tenant of any consideration or concessions in connection with the proposed assignment, then Tenant shall pay such consideration (as Additional Charges hereunder) and/or grant any such concessions to Landlord (or Landlord's designee) as and when such amounts were to be due and payable (or concessions were to be granted) as set forth in the Assignment Recapture Offer Notice.

            (b) If Landlord exercises its option to terminate this lease in the case where Tenant desires to sublease all or substantially all of the Premises for all or substantially all of the remainder of the term of this lease, then this lease shall end and expire on the date the proposed sublease was to be effective (but in no event shall such termination be effective sooner than sixty
(60) days after the date of Landlord's Sublease Recapture Notice unless Landlord waives this condition in its sole discretion), and the Fixed Rent and Additional Charges shall be paid and apportioned to such date. If the Sublease Recapture Offer Notice contemplated a Sublease Profit, Landlord shall pay to Tenant an amount equal to Tenant's Share of such Sublease Profit, computed in accordance with the provisions of Section 8.14 hereof, as and when Tenant's Share of such

Sublease Profit would have been paid to Tenant by the prospective subtenant. If the Sublease Recapture Offer Notice contemplated subrentals (taking into account subtenant concessions, such as free rent or a work allowance or work letter) less than the Fixed Rent and Additional Charges payable by Tenant hereunder (such shortfall of subrentals being herein called the "Sublease Losses"), Tenant shall pay to Landlord an amount equal to 100% of such Sublease Losses as and when same would have been incurred by Tenant.

      8.10. If Landlord exercises its option to sublet the Premises or the portion(s) of the Premises which Tenant desires to sublet, such sublease to Landlord or its designee (as subtenant):

            (w) shall be at the rentals set forth in the Sublease Recapture Offer Notice (except that, if together with a Sublease Recapture Offer Notice, Tenant shall have delivered a Conditional Sublease Consent Request Notice with respect to a proposed sublease, the rent payable by the sublessee to Tenant shall be equal to the rental set forth in said Conditional Sublease Consent Request Notice); provided, however, that the provisions of Section 8.14 hereof shall apply to any such payments with the same force and effect as if such payments were being made to Tenant by a sublessee in connection with a sublease consented to by Landlord and, to the extent, if any, that such payments constitute Sublease Profit, Landlord (or its designee) shall deduct from such payments an amount equal to Landlord's Profit Share of any such Sublease Profit, computed in accordance with the provisions of Section 8.14 hereof,

            (x) shall commence on the date that the proposed sublease was to commence as set forth in the Sublease Recapture Offer Notice (but in no event shall such sublease commence sooner than sixty (60) days after the date of Landlord's Sublease Recapture Notice unless Landlord waives this condition in its sole discretion),

            (y) if the proposed sublease is for less than substantially all of the remainder of the term of this lease, shall be for the same term as that of the proposed subletting, and

            (z) if the proposed sublease is for all or substantially all of the balance of the term of this lease, shall, at Landlord's option, be for the remainder of the term of this lease (less one (1) day) or for the same term as that of the proposed subletting, and:

                  (a) The sublease shall be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this section;

                  (b) Such sublease shall be upon the same terms and conditions as those contained in the Sublease Recapture Offer Notice, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this section;

                  (c) Such sublease shall give the sublessee the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the space covered by such sublease or any part or parts of such space and to make any and all changes, alterations, and improvements in the space covered by such sublease, provided, however, that (i) if the term of such sublease is for less than substantially all the remainder of the term of this lease, prior to the expiration of such sublease term, Landlord must remove and restore any alterations installed by Landlord or its designee (or anyone claiming by through or under Landlord or its designee) in the space covered by such sublease, but only to the extent that such removal and restoration obligations had been expressly set forth in the corresponding Sublease Recapture Offer Notice and (ii) notwithstanding anything to the contrary contained in this lease, Tenant shall have no obligation to restore or remove any changes, alterations, or improvements installed by Landlord or its designee (or anyone claiming by through or under Landlord or its designee) in or to the space covered by such sublease;

                  (d) Such sublease shall provide that any assignee or further subtenant of Landlord or its designee, may, at the election of Landlord, be permitted to make alterations, decorations and installations in such space or any part thereof and shall also provide in substance that, subject to the provisions of Section 8.10(c) above, any such alterations, decorations and installations in such space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease, provided that (i) such assignee or subtenant, at its expense, shall repair any damage and injury to such space so sublet or any other portion of the Premises caused by such removal and (ii) Tenant shall not, in any event, have any liability with respect to such damage, or be obligated to remove any alterations, decorations and installations made by Landlord or its designee or any subtenant or assignee thereof; and

                  (e)   Such sublease shall also provide that:

                        (i) the parties to such sublease expressly negate any
            intention that any estate created under such sublease be merged with any other estate held by either of said parties;

                        (ii) any assignment or subletting by Landlord or its
            designee (as the subtenant) may be for any use permitted under this lease or such other use as Landlord may permit that is both (x) permitted by the Certificate of Occupancy for the Building and (y) in keeping with the first-class nature of the Building;

                        (iii) Landlord (or its designee) may make such
            alterations as may be required or reasonably necessary to physically separate the subleased space from the balance of the Premises (unless, as set forth in the Sublease Recapture Offer Notice, Tenant did not intend to demise separately the subleased space) and to comply with any laws and requirements of public authorities relating to such separation and Tenant will at all times provide and permit reasonably appropriate means of ingress to and egress from such space so sublet by Tenant to Landlord or its designee (provided, however, that in each instance the costs and expenses in connection therewith shall be borne as set forth in the Sublease Recapture Offer Notice);

                        (iv) at the expiration of the term of such sublease,
            Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of Landlord and/or the sublessee to make such repairs thereto as may be necessary to preserve the premises demised by such sublease in good order and condition and to restore and remove any alterations if and to the extent required by Sections 8.10 (c) and (d) hereof;

                        (v) if (x) the space covered by such sublease includes a
            partial floor and (y) on the commencement date of any such sublease and on the commencement date of any further sublease by such sublessee or the effective date of any assignment by such sublessee, Tenant and/or any Affiliates of Tenant occupy the balance of such floor, then any such assignee or subtenant of such partial floor shall not be a Competitor (as hereinafter defined); and

                        (vi) if (x) the space covered by such sublease includes
            a full floor and (y) on the commencement date of any such sublease and on the commencement date of any further sublease by such sublessee or the effective date of any assignment by such sublessee, Tenant and/or any Affiliates of Tenant occupy fifty percent (50%) or more of the full floors within the same elevator bank, then any such assignee or subtenant of such partial floor shall not be a Competitor (as hereinafter defined).

            (f) For purposes of this lease, the term "Competitor" shall mean any foreign or domestic financial services institution which, as one or more of its primary businesses, is either (x) a broker-dealer registered with the Securities and Exchange Commission, (y) an investment adviser registered with the Securities and Exchange Commission or (z) a "primary dealer" in U.S. Government securities as designated by the Federal Reserve Bank.

Performance by Landlord or its designee under such sublease shall be deemed performance by Tenant of a similar obligation under this lease related to such space, and any default under any such sublease shall not give rise to a default under a similar obligation in this lease, nor shall Tenant be liable for any default under this lease or be deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the subtenant under such sublease or is occasioned by or arises from any act or omission of any occupant under or pursuant to any such sublease, nor shall Tenant's obligations to Landlord with respect to the Premises be increased by reason of that act or omission of said subtenant or occupant. In the event that at any time during the term of the sublease, the sublessee shall fail to pay any rent or other charges due to Tenant thereunder, Tenant shall have the right to offset the amount of such non-payment against the Fixed Rent and Additional Charges due under this lease.

      8.11. (a) In the event Landlord does not timely exercise, or is deemed not to have timely exercised, any of its options pursuant to Section 8.07 to have this lease assigned to it (or its designee) or to sublet (or to have its designee sublet) the Premises, and provided that Tenant is not in monetary default or material non-monetary default of any of Tenant's obligations under this lease after the giving of notice and the expiration of any applicable cure period:

      (i) any Landlord's Conditional Assignment Consent shall be given or withheld on or before the later to occur of (A) the date that is fifteen (15) Business Days after Landlord's receipt of the Conditional Assignment Consent Request Notice together with all of the information required by Section 8.07(a)2 hereof and (B) the last day of the Assignment Recapture Period; and

      (ii) any Landlord's Conditional Sublease Consent shall be given or withheld on or before the later to occur of (A) the date that is fifteen (15) Business Days after Landlord's receipt of the Conditional Sublease Consent Request Notice together with all of the information required by Section 8.07(b)2 hereof and (B) the last day of the Sublease Recapture Period.

In the event that Landlord does not give or withhold any of the consents referred to in the immediately preceding sentence within the time periods set forth therein, Tenant shall have the right to give a written notice to Landlord (herein called "Tenant's Deemed Consent Notice") to the effect that unless Landlord gives Tenant a notice that it is giving or withholding such consent within five (5) Business Days after Landlord's receipt of such Tenant's Deemed Consent Notice, such consent shall be deemed given by Landlord. Any denial of consent by Landlord shall be accompanied by a statement of Landlord setting forth in reasonable detail the reasons for such denial.

            (b) Landlord's Conditional Assignment Consent or Landlord's Conditional Sublease Consent, as the case may be, shall not be unreasonably withheld, conditioned or delayed, provided and upon condition that:

                  (i) Tenant shall have complied with the provisions of Section
8.07 and Landlord shall not have exercised any of its options under said Section
8.07 within the time permitted therefor, time being of the essence in connection therewith;

                  (ii) In Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in a business and the Premises, or the relevant part thereof, will be used in a manner which (x) is in keeping with the then standards of the Building, and (y) will not violate any negative covenant as to use contained in any other lease of space in the Building as of the date hereof, as more particularly set forth on Exhibit P annexed hereto;

                  (iii) The proposed assignee or subtenant is a reputable person or entity of good character and, in the case of a proposed assignment, with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof of such financial worth;

                  (iv) The proposed assignee or sublessee is not (A) a Landlord Developed Occupant or (B) a person (or any person which, directly or indirectly, controls, is controlled by, or is under common control with, such person) who engaged in active negotiations with Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building during the six (6) months immediately preceding Tenant's request for Landlord's consent (herein called a "Landlord Developed Prospect"); provided, however, that:

                        (x) the provisions of this Section 8.11(b)(iv) shall not apply with respect to a Landlord Developed Prospect if such active negotiations with such Landlord Developed Prospect are abandoned (i.e., either Landlord or such Landlord Developed Prospect shall have ceased to engage in such negotiations with no intent of resuming such negotiations) prior to the date on which Tenant and such Landlord Developed Prospect (or their respective agents, brokers or representatives) engage in any discussions with respect to the proposed assignment or sublease; and

                        (y) with respect to a proposed assignment or sublease to a Landlord Developed Occupant with an effective date occurring on or the tenth (10th) anniversary of the Commencement Date, the provisions of this
                              Section 8.11(b)(iv) shall not apply unless
                              Landlord shall have space comparable in size then available, or to become available, for leasing in the Building for a comparable term, within six (6) months from the effective date of the proposed assignment or subletting, as the case may be, provided further, however, that in such event that this Section 8.11(b)(iv) shall not apply, Tenant's request for consent to such assignment or sublease shall be treated as an Assignment Recapture Offer Notice or a Sublease Recapture Offer Notice to which all of the applicable terms and conditions of this Article 8 shall apply, unless Tenant shall have identified the proposed assignee or subtenant in the original Assignment Recapture Offer Notice or the original Sublease Recapture Offer Notice, as the case may be;

                  (v) No floor of the Premises shall be subdivided into more than 4 separate units;

                  (vi) Tenant shall not have (x) publicly advertised the availability of the Premises without prior notice to and approval by Landlord (which approval Landlord shall not unreasonably withhold or delay), nor shall any public advertisement state the name (as distinguished from the address) of the Building or the proposed rental nor (y) publicly advertised the Premises for subletting, whether through a broker, agent, representative, or otherwise at a rental rate less than the Fixed Rent and Additional Charges at which Landlord is then offering to lease other space in the Building without Landlord's consent, but nothing contained in this subsection 8.11(b)(vi) shall be deemed to prohibit Tenant from listing with brokers the availability of the Premises for sublet or assignment at any rental rate or from subleasing the Premises at any rental rate;

                  (vii) Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent, provided, however, such reimbursement shall in no event exceed $2,500.00; and

                  (viii) In the case of a proposed sublease, the term of such sublease, including any renewal or extension provisions contained therein, shall not extend beyond the initial term of this lease or the then-current Extended Term (as such term is defined in Section 5.01 hereof), it being understood and agreed that any subleasing to such subtenant for a term extending beyond such initial term or the then-current Extended Term shall be subject to all of the terms and conditions of this Article 8 including, without limitation, the provisions of Section 8.07 hereof.

      8.12. (a) The submission to Landlord of a Sublease Document or Assignment Document which contains (i) economic terms that are "substantially more favorable than" (as hereinafter defined) the economic terms set forth in the notice delivered to Landlord pursuant to Section 8.07 hereof (including, without limitation, in the case of a sublease, with respect to the subrental rate (giving effect to the financial value of any abatements, concessions, credits or improvements for the benefit of the subtenant) or, in the case of an assignment, with respect to the consideration and all other sums being paid in connection with such assignment), or (ii) material non-economic terms that are different from the material non-economic terms set forth in the notice delivered to Landlord pursuant to Section 8.07 hereof (including, without limitation, the length of the sublease term or the size of the sublease space), shall be deemed to be an irrevocable offer from Tenant to Landlord as to which Landlord shall have all of the options set forth in Section 8.07 hereof, and Tenant shall again comply with all of the provisions and conditions of Section 8.07 hereof before entering into such sublease or assignment. The economic terms of a Sublease Document or Assignment Document shall be deemed "substantially more favorable than" the economic terms set forth in the notice delivered to Landlord pursuant to Section 8.07 hereof if the economic terms of such proposed sublease or assignment on an aggregate basis, calculated by determination of the effective rent, taking into account the monetary values (on a present value basis using the Prime Rate) of all concessions, incentives and payments made to or by the proposed subtenant or assignee, yield less revenue to Tenant by more than five (5%) percent from the terms set forth in the notice delivered to Landlord pursuant to Section 8.07 hereof.

            (b) In the event that Landlord fails to exercise any of its options under Section 8.07 hereof, and Tenant fails to submit an Assignment Document and Consent Agreement in the forms required by Section 8.07(a)2 hereof, or fails to submit a Sublease Document and Consent Agreement in the forms required by
Section 8.07(b)2 hereof, as the case may be, within eight (8) months from the date on which Landlord grants to Tenant a Landlord's Conditional Assignment Consent or a Landlord's Conditional Sublease Consent, as the case may be, time being of the essence, then Tenant shall again comply with all of the provisions and conditions of Section 8.07 hereof before assigning this lease or subletting all or part of the Premises.

      8.13. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this lease, it is further agreed that:

            (a) No subletting shall be for a term (including any renewal or extension options contained in the sublease) ending later than one day prior to the expiration date of this lease;

            (b) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of the Sublease Document (and all ancillary documents executed in connection with such subtenant's occupancy of the Premises or with respect to or modifying such sublease) has been delivered to Landlord;

            (c) Subject to the provisions of Section 8.17 below, each sublease shall provide that it is subject and subordinate to this lease and to any matters to which this lease is or shall be subordinate, and that in the event of termination, reentry or dispossess by Landlord under this lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (i) liable for any previous act or omission of Tenant under such sublease, (ii) subject to any credit, offset, claim, counterclaim, demand or defense which such subtenant may have against Tenant,
(iii) bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's rent, (iv) bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (v) required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) responsible for any monies owing by Tenant to the credit of subtenant, (vii) bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such attornment, or (viii) required to remove any person occupying the Premises or any part thereof; and

            (d) Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, except in compliance with all of the terms and provisions of this Article 8, which shall be deemed to apply to each such subtenant and any further undertenants.

      8.01. (a)   For  purposes of this Article 8, the  following  terms shall have the following meanings:

      the term "10 Year Sublease Space" shall mean, at Tenant's election to be designated in the first Sublease Recapture Offer Notice given by Tenant pursuant to Section 8.07 hereof, either (x) all of floors fifteen (15), sixteen (16) and seventeen (17) of the Premises or (y) all of floors eighteen (18), nineteen (19) and twenty (20) of the Premises; and

      the term "5 Year Sublease Space" shall mean the portion of the Premises which is not designated by Tenant as 10 Year Sublease Space.

If Landlord shall give its consent to any assignment of this lease or to any sublease for which Landlord's consent is required, then Tenant shall in consideration therefor, pay to Landlord, as Additional Charges, the following percentage amounts of any Assignment Profit (hereinafter defined) or Sublease Profit (hereinafter defined), as the case may be, after deducting therefrom in each case the amount of "Tenant's Costs", as hereinafter defined:

                  ASSIGNMENT PROFIT
                  -----------------

                  (i) twenty-five percent (25%) of any Assignment Profit attributable to the period commencing on the earlier to occur of (x) the effective date of the assignment or (y) January 1, 2003, and ending ten (10) years later (herein called the "Initial Assignment Profit Period"); and

                  (ii) fifty percent (50%) of any Assignment Profit attributable to the period from and after the Initial Assignment Profit Period.

                  SUBLEASE PROFIT FOR 10 YEAR SUBLEASE SPACE
                  ------------------------------------------

                  (i) zero percent (0%) of any Sublease Profit attributable to the period commencing on the earlier to occur of (x) the effective date of the first sublease entered into by Tenant after the date hereof or (y) January 1, 2003, and ending ten (10) years later (herein called the "Initial 10 Year Profit Period"); and

                  (ii) fifty percent (50%) of any Sublease Profit attributable to the period from and after the Initial 10 Year Profit Period.

                  SUBLEASE PROFIT FOR 5 YEAR SUBLEASE SPACE
                  -----------------------------------------

                  (i) zero percent (0%) of any Sublease Profit attributable to the period commencing on the earlier to occur of (x) the effective date of the first sublease entered into by Tenant after the date hereof or (y) January 1, 2003, and ending five (5) years later (herein called the "Initial 5 Year Profit Period"); and

                  (ii) fifty percent (50%) of any Sublease Profit attributable to the period from and after the Initial 5 Year Profit Period.

                  SUBLEASE PROFIT FOR FIRST OFFER SPACE
                  -------------------------------------

                  fifty percent (50%) of any Sublease Profit.

The portions of profit payable to Landlord pursuant to this Section 8.14(a) are sometimes referred to herein as "Landlord's Profit Share". The portions of profit which Tenant is permitted to retain pursuant to this Section 8.14(a) are sometimes referred to herein as "Tenant's Profit Share".

            (b) For purposes of this Section 8.14, the term "Assignment Profit" shall mean an amount equal to all sums and other considerations paid to Tenant by the assignee in respect of such assignment (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property located at the Premises, less:

                  (x) in the case of a sale or rental of property which is deemed to be the property of Landlord pursuant to the provisions of Article 12 hereof, zero;

                  (y) in the case of a sale of Tenant's Property, the then net unamortized or undepreciated portion (determined on the basis of Tenant's federal income tax returns) of the original cost thereof; or

                  (z) in the case of a rental of Tenant's Property, the fair rental value thereof).

            (c) For purposes of this Section 8.14, the term "Sublease Profit" shall mean, for the term of the applicable sublease (the "Sublease Term"):

                  (i) any rents, additional charges or other consideration payable under the sublease or other occupancy agreement to Tenant by the subtenant or other occupant which is in excess of the Fixed Rent and Additional

Charges accruing during the Sublease Term under this lease in respect of the subleased or occupied space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, and

                  (ii) all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property located at the premises, less:

                        (x) in the case of a sale or rental of property which is deemed to be the property of Landlord pursuant to the provisions of Article 12 hereof, zero;

                        (y) in the case of a sale of Tenant's Property, the then net unamortized or undepreciated portion (determined on the basis of Tenant's federal income tax returns) of the original cost thereof; or

                        (z) in the case of a rental of Tenant's Property, the fair rental value thereof.

            (d) The sums payable under this Section 8.14, if any, shall be paid to Landlord as and when paid by the assignee or subtenant to Tenant.

            (e)   For purposes hereof, the term "Tenant's Costs" shall mean:

                  (i) the amount of any commercially reasonable broker's fee or commissions paid to a broker as a result of any subletting or assignment by Tenant hereunder and any transfer, sales or gains taxes incurred and paid by Tenant in connection with such subletting or assignment;

                  (ii) the cost to Tenant of any improvements made to prepare the space in question for the occupancy of the subtenant or assignee thereof and any rent abatement and/or concession (including moving expenses but excluding any lease takeover costs) and/or work allowance (or equivalent) granted by Tenant to any such subtenant or assignee in lieu of or in addition to Tenant's performance of any such improvements made to prepare the space in question for the occupancy of the subtenant or assignee;

                  (iii) advertising and marketing  expenses  directly  related to the subletting or assignment of the space;

                  (iv) reasonable attorneys' fees and disbursements directly related to the subletting or assignment of the space;

                  (v) any fees or cost reimbursements paid to Landlord pursuant to this lease (other than amounts paid as Landlord's share of Assignment Profit or Sublease Profit); and

                  (vi) the payment by Tenant of any portion of Fixed Rent or Additional Charges under this lease for any period following the effective date of said assignment or sublease), but only if such payments are being made by reason of the assignment of this Lease or the sublease of all or part of the Premises and not by reason of any other aspect of the transaction between Tenant and said assignee or subtenant.

For the purposes of computing "Assignment Profit" and "Sublease Profit", Tenant's Costs with respect thereto shall be deducted as and when they are paid by Tenant (or, as necessary, deducted from future Assignment Profit or Sublease Profit, as the case may be, to the extent that current Tenant Costs exceed current Assignment Profit or Sublease Profit, as the case may be).

            (f) Notwithstanding anything to the contrary contained herein, because Landlord's Profit Share and Tenant's Profit Share will, under certain circumstances set forth above, be dependent upon how Assignment Profits or Sublease Profits are allocated to different time periods, Landlord and Tenant hereby agree that any assignment or sublease entered into by Tenant shall be structured in a manner that is consistent with then-current market conditions and shall not be structured in a manner designed to shift profits to time periods for which Tenant is entitled to more than fifty percent (50%) of such profits. In the case of a sublease for a term in excess of five (5) years which does not provide for increases in the base sublease rent payable thereunder with a frequency of not less than every five (5) years, and if such periodic base sublease rent increases are then customary, then the base sublease rent will be recalculated to reflect such then-customary periodic base sublease rent increases, using a discount factor equal to the Base Rate in effect on the date such sublease is executed.

      8.02. Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article 8, each subletting shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, but subject to the provisions of Section 8.10(c), (d) and (e) hereof to the extent applicable, Tenant shall and will remain fully liable for the payment of the Fixed Rent and Additional Charges due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person claiming through or under Tenant (except as provided in Section 8.10 hereof) shall or will be made except upon compliance with and subject to the provisions of this Article. If Landlord shall properly decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under Section 8.07 hereof, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including, but not limited to, reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons (other than any broker(s) representing Landlord as a Landlord's leasing agent) claiming a commission or similar compensation in connection with the proposed assignment or sublease.

      8.03. Landlord shall have the right, upon reasonable notice to Tenant, and at Landlord's own cost and expense, to examine and/or audit Tenant's books and records relating to Sublease Profit or Assignment Profit to determine the accuracy of Tenant's computation of any Sublease Profit or Assignment Profit hereunder. Any dispute with respect to the computation of Assignment Profit or Sublease Profit shall be determined by arbitration in accordance with the provisions of Article 34.

      8.04. Landlord shall, within ten (10) Business Days after Tenant's request, accompanied by an executed counterpart of an Eligible Sublease (as such term is hereinafter defined), deliver to Tenant and the subtenant under an Eligible Sublease (herein called an "Eligible Subtenant") a Non-Disturbance Agreement substantially in the form annexed hereto as Exhibit H (herein called a "Landlord's Non-Disturbance Agreement"). Following the Eligible Subtenant's and Tenant's execution and delivery of the Landlord's Non-Disturbance Agreement, Landlord shall, within ten (10) Business Days, execute and deliver a counterpart thereof to the Eligible Subtenant. Landlord shall make such modifications to Exhibit H as a prospective subtenant may reasonably request, provided that such modifications do not decrease any rights or benefits, or increase any obligations, of Landlord, except to a de minimis non-monetary extent. If Landlord shall fail to deliver a Landlord's Non-Disturbance Agreement to Tenant within fifteen (15) Business Days after Tenant shall have submitted (x) a written request therefor, and (y) a copy of the fully executed Eligible Sublease, then Tenant may submit such request to arbitration pursuant to the provisions of Section 34.06 below. For purposes hereof, the term "Eligible Sublease" shall mean a direct sublease:

      (i) between Tenant and a subtenant which is not an Affiliate of Tenant, and, as of the date of execution of the Eligible Sublease, has a Net Worth, computed in accordance with generally accepted accounting principles consistently applied, equal to or greater than the product of (X) the annual Fixed Rent then payable by Tenant on account of the portion of the Premises demised under the Eligible Sublease, and (Y) seventeen (17), and Landlord has been provided with proof thereof reasonably satisfactory to Landlord,

      (ii) that has been consented to by Landlord and meets all of the applicable requirements of Article 8 hereof (including, without limitation, the provisions of Section 8.13 hereof),

      (iii) demising only contiguous full floors (but not less than two (2) full floors of the Premises) with an initial sublease term (i.e., not including any renewals) of not less than five (5) years, which sublease term is for the remainder of the term of this Lease (less one day),

      (iv) demising the highest or lowest full floors of the Premises, or if one or more Eligible Subleases is in effect, demising the next two or more contiguous full floors above or below the highest or lowest full floor subject to an Eligible Sublease then in effect, and

      (v) providing for a rental rate, on a per rentable square foot basis (including Fixed Rent and Additional Charges on account of real estate taxes, Operating Expenses and electricity) which (after taking into account all rent concessions provided for therein) is equal to or in excess of the Fixed Rent and Additional Charges pursuant to Article 3 and Article 15 of this lease for the term of the Sublease (hereinafter called the "Lease Rent") or, in the alternative, provides for a rental rate that is less than the Lease Rent, but will automatically increase to the Lease Rent from and after the attornment of the sublessee to Landlord pursuant to the Landlord's Non-Disturbance Agreement.

                                    ARTICLE 9

                              Compliance with Laws
                              --------------------

      9.01. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof. Tenant shall, at Tenant's expense, comply with all laws and requirements of any public authorities which shall, in respect of the Premises or the use and occupation thereof, or the abatement of any nuisance in, on or about the Premises, impose any violation, order or duty on Landlord or Tenant; provided, however, that Tenant shall not be obligated to make any repairs, replacements, alterations, additions or improvements to Premises Base Building Elements in order to comply with laws and requirements of public authorities unless the need for same arises out of any of the causes set forth in clauses (i) through (iii) of the fourth sentence of this Section 9.01(a). The term "Premises Base Building Elements" shall mean (x) any portion of the Building's structure, shell or core in, on or about the Premises, and (y) any portion of any Building System (as such term is defined in Section 9.05 hereof) in, on or about the Premises, excluding, in either case, any alteration, addition or improvement thereto made by Tenant. Tenant shall also be responsible for the cost of compliance with all present and future laws and requirements of any public authorities in respect of the Real Property arising from (i) the manner of use of the Premises by Tenant or the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein, (ii) any cause or condition created by such manner of use or manner of conduct or the negligent or wrongful conduct of Tenant, or (iii) any breach of any of Tenant's obligations hereunder, without regard to the cost of such compliance or the nature or the extent of the work required for such compliance; and Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord or any Superior Lessor or any Superior Mortgagee by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section. However, Tenant need not comply with any such law or requirement of any public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Premises, in accordance with Section 9.02. Landlord, at its expense, shall comply with all other laws and requirements of public authorities as shall affect the Premises and/or the Building, but Landlord may similarly defer compliance so long as Landlord shall be contesting the validity or applicability thereof in accordance with Section 9.03 hereof.

      9.02. Tenant, at its expense, after notice to Landlord, may contest by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Premises, of any law or requirement of any public authority, provided that (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime, nor shall the Premises or any part thereof or the Building or the Land, or any part thereof, be subject to being condemned or vacated, nor shall the Building or the Land, or any part thereof, be subjected to any lien or encumbrance, by reason of noncompliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall furnish to Landlord such security, in form and amount (and under which Landlord is named as an obligee), as may be required to be provided to a Superior Mortgagee; (c) Tenant shall indemnify Landlord against all liability for damages, interest, fines, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or noncompliance; and (d) such noncompliance or contest shall not constitute or result in any violation of the Aetna Mortgage, the Merrill Lynch Mortgage (or any other Superior Mortgage, provided the provisions thereof with respect to such noncompliance or contest are not more burdensome to Tenant than the provisions of the Aetna Mortgage or the Merrill Lynch Mortgage), or if such Superior Mortgage shall permit such noncompliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant. Tenant shall keep Landlord advised as to the status of such proceedings.

      9.03. Landlord, at its expense, may contest by appropriate proceedings prosecuted diligently and in good faith, the validity or applicability to the Land and/or the Building of any law or requirement of any public authority, provided that (a) Tenant shall not be subject to criminal penalty or prosecution for a crime nor shall the Premises or any part thereof, or any part of the Building or Land which affects Tenant's use and occupancy of the Premises, be subject to being condemned or vacated; (b) Tenant's use of the Premises shall not be adversely affected except to a de minimis extent; (c) Landlord shall indemnify Tenant against all liability for damages, interest, fines, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or noncompliance; and (d) such noncompliance or contest shall not constitute or result in any violation of the Aetna Mortgage, the Merrill Lynch Mortgage or any other Superior Mortgage. Landlord shall keep Tenant regularly advised as to the status of such proceedings.

      9.04. (a) For purposes of this Article 9, Landlord or Tenant shall be deemed subject to prosecution for a crime if Landlord or its managing agent or Tenant (as the case may be), or any officer, director, partner, shareholder or employee of Landlord or its managing agent or Tenant (as the case may be), as an individual, is charged with a crime of any kind or degree whatever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or its managing agent or Tenant, or such officer, director, partner, shareholder or employee of Landlord or its managing agent or of Tenant (as the case may be) is required to plead or answer thereto. Notwithstanding anything contained herein to the contrary, for the purposes of this Article 9, any "crime" which is punishable solely by means of a fine or charge, shall not be deemed to be a crime.

            (b) Landlord agrees that in the event that after the performance of
Article 4 Landlord's Work in any portion of the First Offer Space, it is determined that there remains any asbestos therein, Landlord shall at Landlord's expense remove such asbestos except to (i) a de minimis extent and (ii) the extent Tenant shall have instructed Landlord not to remove any such asbestos from any portion of the First Offer Space. Landlord agrees that if after the term of this lease commences with respect to any First Offer Space, Tenant shall be unable to use any portion of such First Offer Space for the conduct of its business by reason of Landlord's entry therein to remove any such asbestos pursuant to this Section 9.05 for two consecutive Business Days, then the Fixed Rent and Additional Charges under Article 3 shall be abated or reduced, as the case may be, in the proportion that the unusable rentable area of the First Offer Space bears to the total rentable area of the Premises, for each day after the expiration of such two consecutive Business Days that Tenant shall not use or occupy such area until such removal is completed.

      9.05. For purposes hereof, the term "Building Systems" shall mean

            (i)  the elevators and escalators of the Building;

            (ii) the window washing and waste compacting and removal equipment of the Building, if any;

            (iii) the core toilets and utility closets of the Building, and all fixtures and equipment installed therein; and

            (iv) the electrical, HVAC, mechanical, chilled water, condenser water, plumbing, domestic water, sanitary, sprinkler, fire control, alarm and prevention, BMS, life safety and security systems of the Building (together with all related equipment), brought to and including, but not beyond, the point on each floor of the Building at which such systems connect to horizontal distribution facilities; provided, however that, notwithstanding anything contained in clause (iv) of the foregoing to the contrary, the following shall be considered part of the Building Systems:
      (x) the entire main distribution loop of the sprinkler system on each floor on which the Premises are located and (y) the entire perimeter HVAC system on each floor on which the Premises are located.

                                   ARTICLE 10

                                    Insurance
                                    ---------

      10.01. Subject to the provisions of Section 10.07 below, Tenant, at its expense, shall maintain at all times during the term of this lease (i) insurance with respect to Tenant's Property and leasehold improvements and betterments (including, without limitation, all leasehold improvements existing at the Premises on the Commencement Date) against loss or damage under an all-risk policy of insurance on a replacement cost basis (insuring 100% of value), and
(ii) commercial general liability insurance in respect of the Premises and the conduct or operation of business therein, with Landlord, its managing agent, if any, and each Superior Party whose name and address shall previously have been furnished to Tenant, as additional insureds, with not less than $5,000,000 combined single limit for bodily injury and property damage. Such liability insurance shall contain (a) broad form commercial general liability endorsement;
(b) products/completed operations coverage; and (c) independent contractors coverage. Tenant shall deliver to Landlord, certificates of insurance, issued by the insurance company or its authorized agent, at least 2 days before the Commencement Date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord a certificate of insurance at least 30 days before the expiration of any existing policy. All such policies shall be issued by such responsible companies licensed and authorized to do business in New York State as are reasonably acceptable to Landlord; provided however, that any insurance company rated by Bests' Insurance Reports (or any successor publication of comparable standing) as an A or better (or the then equivalent of such rating) and a policy holders surplus of not less than $100,000,000.00 (or the then equivalent) shall be deemed a responsible company and acceptable to Landlord. All such policies shall contain a provision whereby the same cannot be canceled or materially modified in a manner detrimental to Landlord unless Landlord is given at least 20 days' prior written notice of such cancellation or modification. Tenant's policies of insurance may be maintained under "blanket policies" insuring the Premises and other property of Tenant, provided that such blanket policies shall
(i) otherwise comply with the provisions of this Article 10, and (ii) afford the same protection to Landlord as would be provided by policies individually applicable to the Premises. If (x) Tenant shall fail to maintain such insurance,
(y) such failure shall continue for ten (10) days after written notice by Landlord to Tenant specifying same, and (z) Tenant shall then have a Net Worth less than $200,000,000, Landlord, at Landlord's election, shall have the right (in its sole discretion and without any liability whatsoever if Landlord elects not to do so) to obtain such insurance on Tenant's Property, Tenant's improvements and betterments and the leasehold improvements and the reasonable, actual, out-of-pocket cost thereof shall be Additional Charges under this Lease and payable by Tenant to Landlord within thirty (30) days of request therefor.

      10.02. Landlord, at its expense, shall maintain at all times during the term of this lease (i) a commercial general liability insurance policy and (ii) a fire and extended coverage perils and property insurance policy (including coverage against loss of rental income), in each case with such insurance companies, limits and coverages not less than that required by either (x) the bona fide, third-party holder of the first mortgage on the Building or (y) if no such mortgagee exists, third party mortgagees of comparable first-class office buildings in the Borough of Manhattan. Landlord will not carry insurance of any kind on Tenant's Property or on Tenant's improvements and betterments or leasehold improvements and shall not be obligated to repair any damage to or replace any of the foregoing and Tenant agrees not to look to Landlord or any Superior Party or any of their respective officers, managers, directors, employees, agents or contractors for recovery of any damage to or loss of any of the foregoing. Notwithstanding the foregoing, at any such time that there is no bona fide, third-party holder of a first mortgage on the Building, the insurance policies required to be carried by Landlord pursuant to this Section 12.02 shall meet all of the requirements set forth in Section 10.01 with respect to the insurance policies to be maintained by Tenant.

      10.03. (a) Landlord and Tenant each agree that, notwithstanding anything in this lease to the contrary, it will not make any claim (including a claim for negligence) against or seek to recover from the other or anyone acting or claiming under or through the other or any of their respective officers, directors, shareholders, agents, contractors and, in the case of Tenant, its subtenants and permitted occupants and, in the case of Landlord, each Superior Mortgagee, for any loss or damage to its property or the property of others occurring during the term of this lease which are or which would have been covered under the policies of insurance required to be obtained and kept in force during the term of this lease by Landlord pursuant to clause (ii) of
Section 10.02, or Tenant pursuant to clause (i) of Section 10.01, as the case may be.

            (b) Landlord and Tenant shall each procure an appropriate clause in, or endorsement on, any property insurance policy covering the Premises, the Building and personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, or an express agreement that the applicable insurance policies shall not be invalidated if the insured waives, or has waived before the casualty, the right of recovery against any party responsible for a casualty covered by such policy. If either party shall be unable to obtain the inclusion of such clause, then such party shall name the other party as an additional insured (but not a loss payee) under the policy.

      10.04. Landlord agrees that on the Commencement Date the insurance policies in force with respect to the Building and the operation thereof will permit the use of the Premises for executive, administrative and general offices and the incidental uses permitted under Section 2.01. Landlord shall not voluntarily reduce or change its insurance coverage so as to make such uses prohibited thereunder. Notwithstanding anything contained to the contrary in this Section 10.04, Tenant shall comply with the terms of any insurance policy then issued in respect of the Building and/or the property therein, and Tenant shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises which would subject Landlord or any Superior Mortgagee to any liability or responsibility for personal injury or death or property damage, or which would result in insurance companies of good standing refusing to insure the Building or the property therein in amounts reasonably satisfactory to

Landlord, or which would result in the cancellation of or the assertion of any defense by the insurer in whole or in part to claims under any policy of insurance in respect of the Building or the property therein.

      10.05. If, by reason of any failure of Tenant to comply with its obligations under the provisions of this lease, the premiums on Landlord's insurance on the Building and/or equipment therein shall be higher than they otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of such premiums attributable to such failure on the part of Tenant, provided that Tenant shall not be obligated to make any such reimbursement if such premiums increase solely as a result of Tenant's occupancy of the Premises for generic executive, administrative and/or general office use. A schedule or "make up" of rates for the Building or the Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for insurance for the Building or the Premises, as the case may be, shall be conclusive evidence of the facts therein stated and of the several items and charges in the insurance rate then applicable to the Building or the Premises, as the case may be.

      10.06. Landlord may from time to time, but not more frequently than once every year, require that the amount of the insurance to be maintained by Tenant under Section 10.01 be increased, so that the amount thereof is consistent with the amount of such insurance which landlords of similar premises (other than Landlord or Landlord's Affiliates) are then generally requiring tenants to maintain. If Tenant shall claim that Landlord's requirement is excessive, the dispute shall be determined by arbitration as provided in Article 34. Tenant shall, thereafter, carry the insurance as determined by such arbitration to be required, but in no event shall the amount thereof be less than the amount specified in Section 10.01.

      10.07. Notwithstanding anything to the contrary contained in this lease, for so long as the Tenant under this lease is a Bear Stearns Tenant, Tenant shall have the right to act as a self-insurer with respect to any loss resulting from risks that would have been covered under the types of insurance required to be maintained by Tenant under this lease so long as (a) Tenant shall have a credit rating of BBB or better as rated by Standard & Poor's (or an equivalent rating if Standard & Poor's shall cease to issue such ratings or alter its method of issuing such ratings), (b) Tenant shall maintain appropriate reserves in connection with such self-insurance as part of a regularly maintained insurance and risk management program and (c) the provisions of Section 10.03 hereof shall apply with respect to such policy of self-insurance, and the waiver set forth therein shall not be rendered null and void or diminished in any way by statute or case law due to Tenant's status as a self-insurer. To the extent Tenant self-insures, Tenant waives any right to make claims against Landlord for any damage or loss that would have been insured against by Tenant's insurance policies if insurance coverage required under Section 10.01 hereof were provided and in effect, and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all liabilities, damages, costs and expenses (including reasonable attorneys' fees) which Landlord would have been insured against by Tenant's insurance policies if insurance coverage required under Section 10.01 hereof were provided and in effect.

                                   ARTICLE 11

                              Rules and Regulations
                              ---------------------

      11.01. Tenant and its employees and agents shall faithfully observe and comply with the rules and regulations annexed hereto as Exhibit F, and such reasonable nondiscriminatory changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate to Tenant, which, in Landlord's reasonable judgment, shall be necessary for the reputation, safety, care and appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building or its equipment and fixtures, and which do not unreasonably affect the conduct of Tenant's business in the Premises (such rules and regulations as changed from time to time being herein called "Rules and Regulations"); provided however, that in case of any conflict or inconsistency between the provisions of this lease and any of the Rules and Regulations, the provisions of this lease shall control. Tenant may dispute the reasonableness of the Rules and Regulations, other than those annexed hereto as Exhibit F, and any such dispute shall be determined by arbitration in accordance with Section 34.05 hereof; but pending the determination of any such dispute, Tenant shall comply with the disputed Rule(s) and Regulation(s).

      11.02. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant or any employees or agents of any other tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees. Notwithstanding the foregoing, Landlord agrees that it will not enforce against Tenant any Rules and Regulations which Landlord shall not then be enforcing against all other office tenants in the Building.

                                   ARTICLE 12

                                   Alterations
                                   -----------

      12.01. (a) Tenant, at its expense, shall have the right from time to time after the Commencement Date, without Landlord's prior consent, to make any alterations, installations, improvements, additions or other physical changes in or about the Premises (herein called "Alterations") that Tenant deems necessary or desirable, provided and upon condition that such Alterations are Alterations which are not Material Alterations (herein called "Non-Material Alterations"). For purposes of this lease, the term Material Alterations shall refer to any
Alteration: (i) which is not limited to the interior of the Premises or which affects the exterior (including the appearance) of the Building, (ii) which is structural or affects the strength of the Building, (iii) which affects the proper functioning of the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other service systems of the Building or (iv) for which it would be customary industry practice to prepare and file plans and/or specifications for such work, or for which the New York City Buildings Department or any other governmental agency requires the filing of plans. In furtherance of, and without limiting the foregoing, the following Alterations would be deemed to be Non-Material Alterations: (i) all purely decorative changes (such as carpeting, painting, wall-papering, wall hangings or other decorations) and (ii) putting up a partition to divide one office into two work spaces.

                  Tenant shall not perform any Material Alterations without Landlord's prior written consent. Landlord agrees not to unreasonably withhold, condition or delay its approval of any Material Alteration. For purposes hereof, Landlord shall not be deemed to be acting unreasonably if it withholds approval of a Material Alteration which:

                  (i)   affects the exterior appearance of the Building,

                  (ii) would have a material adverse affect on the heating, ventilation and air-conditioning, mechanical, electrical, fire and life safety or plumbing facilities of the Building that are not located wholly within and exclusively serving the Premises or

                  (iii) would  have  an  adverse   affect  on  the  structural
                        integrity or strength of the Building.

                  Tenant shall fully and promptly comply with and observe the Alteration Rules and Regulations set forth as Exhibit G attached hereto; provided, however, that in case of any conflict or inconsistency between the provisions of this lease and the Alterations Rules and Regulations, the provisions of this lease shall control. Nothing contained in this subsection 12.01(a) shall be construed to prohibit exercise by Tenant of its right to make the installations specified in Section 19.01 hereof in accordance with plans submitted by Tenant to Landlord for its approval pursuant to subsection 12.01(c).

            (b) Before proceeding with any Material Alteration, Tenant shall submit to Landlord, for Landlord's approval, drawings, plans and specifications for the work to be done and, subject to the deemed approval provisions hereinafter set forth, shall not proceed with such work until it obtains Landlord's written approval of such drawings, plans and specifications. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to submit plans and/or specifications with respect to

                  (x)   Non-Material Alterations, or

                  (y) the installation of telephone and communications conduit and cabling within the Premises (it being understood that the communications closets of Building are not within the Premises).

            (c) If Landlord shall fail to respond to Tenant's written request for approval of any Material Alterations, which request shall be accompanied by drawings, plans and specifications in accordance with the provisions of Section
12.01 hereof (herein called an "Initial Alterations Request"), within ten (10) Business Days after such Initial Alterations Request is made by Tenant, with Landlord's approval or disapproval with detailed comments thereon explaining the reasons for such disapproval, then Tenant shall have the right to give to

Landlord a second notice (herein called a "Second Alterations Request"), and if Landlord shall fail to respond to such Second Alterations Request within five
(5) Business Days after Landlord's receipt thereof with Landlord's approval or disapproval with detailed comments thereon explaining the reasons for such disapproval, then such Second Alterations Request shall be deemed approved by Landlord, provided that such Initial Alterations Request and Second Alterations Request shall have specifically referred to this Section 12.01 and specifically stated that Landlord must respond within such ten (10) Business Day and five (5) Business Day periods or such Second Alterations Request for approval shall be deemed approved. There shall be no charge to Tenant for Landlord's review and/or approval of Tenant's plans and specifications for Alterations. In the event that, following the approval by Landlord of any drawings, plans or specifications submitted by Tenant, Tenant shall modify any such drawings, plans or specifications, then, in the event that such modification is of such scope that it would, standing alone, constitute a Material Alteration, such modification shall be subject to Landlord's written approval or deemed approval in accordance with the provisions of this Section 12.01. In the event that such modification is of such scope that it would, standing alone, constitute a Non-Material Alteration, such modification shall not require Landlord's approval, provided however, the drawings, plans or specifications reflecting such modifications (herein called "Modified Plan") must be submitted to Landlord prior to the performance of the work shown on the Modified Plan. Any disapproval given by Landlord shall be ineffective unless accompanied by a statement setting forth in reasonable detail the reasons for such disapproval. In addition, Tenant may submit to Landlord layouts, drawings and schematic plans preparatory to the preparation of plans and specifications for any such Alteration, and Landlord shall either approve or disapprove such layouts, drawings or schematic plans within the applicable time period for Landlord's approval or disapproval of Tenant's plans and specifications set forth above. If Landlord shall fail to disapprove such layouts, drawings or schematic plans within such period, the same deemed approval procedure provided for above with respect to plans and specifications shall apply. Notwithstanding any such approval, Tenant shall submit the plans and specifications for such Alteration to Landlord for Landlord's prior approval, provided that Landlord shall not disapprove such plans and specifications to the extent they shall have been prepared based upon and constitute the foreseeable resulting product of the layouts, drawings and schematic plans which Landlord shall have previously approved and which are not inconsistent therewith and do not contain any features or materials or requirements not reasonably foreseeable therefrom, unless such disapproval is based on a change in laws or requirements of any public authorities or a material error in the layouts, drawings or schematic plans.

            (d) (i) Before proceeding with any Alteration the cost of which (exclusive of the cost of decorating work and items constituting Tenant's Property), as estimated by a reputable contractor designated by Landlord, will exceed two percent of Tenant's tangible net worth, as reflected on Tenant's most recent balance sheet (regardless of whether the same is being prosecuted by Tenant or a subtenant), Tenant shall furnish to Landlord one of the following (as selected by Landlord): (i) a cash deposit, or (ii) an irrevocable, unconditional, negotiable letter of credit, issued by and drawn on a bank or trust company which is a member of the New York Clearing House Association in a form reasonably satisfactory to Landlord (such deposit or letter of credit, as the case may be, is herein called the "Alterations Security"); each to be in an amount equal to one hundred twenty-five (125%) percent of the cost of the Alteration, estimated as set forth above. Any such letter of credit shall be for one year and shall be renewed by Tenant each and every year until the Alteration in question is completed and shall be delivered to Landlord not less than thirty
(30) days prior to the expiration of the then current letter of credit. Failure to deliver such new letter of credit on or before said date shall be a material breach of this Lease and Landlord shall have the right, inter alia, to present the then current letter of credit for payment and hold the proceeds thereof as Alterations Security.

                  (ii) Upon (x) the completion of the Alteration in accordance with the terms of this Article 12 and (y) the submission to Landlord of proof evidencing the payment in full for said Alteration, the Alterations Security (or the balance of the proceeds thereof, if Landlord has drawn on or released any thereof) shall be returned to Tenant with appropriate documentation.

                  (iii) Provided that (x) Tenant shall not then be in default beyond any applicable notice and grace periods with respect to any of the terms, provisions, covenants and conditions of this Lease and (y) Landlord shall not have theretofore drawn on the Alterations Security, the required amount of the Alterations Security shall be reduced, not more frequently than monthly, by an amount equal to the Alterations Security Release Installment (as such term is hereinafter defined) within thirty (30) days following submission by Tenant of a written request for such reduction (herein called a "Alterations Security Release Request"), accompanied by the Alterations Security Release Documents (as such term is hereinafter defined), and the amount of such reduction shall be refunded by Landlord to Tenant (or, in the event that Tenant shall have delivered a letter of credit to Landlord pursuant to Section 12.01(d)(i) hereof, Landlord shall consent to a reduction in the amount of such letter of credit by such amount). Landlord's and Tenant's rights to the Alterations Security, as reduced in accordance with the preceding sentence, shall be the same as if that sum had been provided for as the Alterations Security originally deposited hereunder. As used herein, the following terms shall have the following meanings:

                        (x)   the term "Alterations Security Release
                              Installment" shall mean the product obtained by multiplying the amount of the Alterations Security by a fraction, the numerator of which is equal to the actual costs paid by Tenant for completed portions of the Alterations referenced in the Alterations Security Release Request (as evidenced by the paid invoices delivered to Landlord in conjunction with the delivery of the Alterations Security Release Documents), and the denominator of which is equal to the total estimated cost of Alterations, which estimate shall be made, and certified to, by Tenant's architect in good faith based on Tenant's drawings, plans and specifications, provided that at no time during the progress of any Alterations shall the amount of the Alterations Security deposited with

                              Landlord represent less than one hundred twenty-five (125%) percent of the cost of the portion of such Alterations remaining to be performed, estimated as set forth above; and

                        (y) the term "Alterations Security Release Documents" shall mean (w) paid invoices for the portion of the Alterations performed since the submission of the most recent Alterations Security Release Request, (x) a certificate signed by Tenant's architect and an officer of Tenant certifying that the Alterations represented by the aforesaid invoices has been satisfactorily completed in accordance with Tenant's drawings, plans and specifications, (y) evidence that any mechanic's lien theretofore filed in respect of such Alterations has been discharged of record, and (z) prior to the release of the final $50,000 of the Alterations Security, final "as-built" drawings, and all sign-offs, inspection certificates and permits required to be issued by the New York City Building Department, Fire Department and by any other governmental entities having jurisdiction thereover.

At any and all reasonable times during the progress of such Alterations, upon reasonable notice to Tenant (which notice may be oral), representatives of Landlord shall have the right of access to the Premises and inspection thereof (provided, however, that such representatives use reasonable efforts to minimize interference with the performance of such Alterations and shall be subject to reasonable security requirements of Tenant or Tenant's contractor) and Landlord shall have the right to withhold the refund of any portion of the Alterations Security representing the reasonably estimated cost of remedying any work performed in violation of this lease provided that Landlord shall have given Tenant prior notice of such violation and a reasonable period to correct such violation. Landlord shall incur no liability, obligation or responsibility to Tenant or any third party by reason of the access and inspection provided in this Section 12.01(d)(iii), except if caused by Landlord's negligence or willful misconduct.

                  (iv) Upon Tenant's failure to properly perform, complete and fully pay for the said Alteration, as determined by Landlord, Landlord shall be entitled to draw on the Alterations Security to the extent Landlord reasonably deems necessary in connection with the said Alteration, the restoration and/or protection of the Premises or the Building and the payment or satisfaction of any costs, damages or expenses in connection with the foregoing and/or Tenant's obligations under this Article 12.

                  (v) Notwithstanding anything to the contrary contained herein, the provisions of this Section 12.01(d) shall not apply to a Bear Stearns Tenant.

            (e) Except to the extent that Landlord's approval of a proposed Alteration shall be conditioned upon the performance thereof in a designated manner or to a designated specification, Tenant agrees that any review or approval by Landlord of any plans and/or specifications with respect to any Alteration is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise.

            (f) Notwithstanding anything to the contrary in this Article 12, Landlord shall not be required to execute any application for a governmental permit or approval with respect to any proposed Alteration if such proposed Alteration would violate any of the provisions of any Superior Mortgage, Superior Lease or this lease, any laws and requirements of public authorities or any applicable requirements of insurance bodies.

            (g) Except as specifically set forth to the contrary elsewhere in this lease (e.g., Section 2.02(b) regarding Landlord's cooperation in connection with public assembly permits), in no event shall Tenant be required to pay to Landlord any construction supervisory or other fee in connection with Tenant's Alterations.

      12.02. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations and for final approval thereof upon completion, and shall cause Alterations to be performed in compliance therewith and with all applicable laws and requirements of public authorities and with all applicable requirements of insurance bodies. Landlord shall join in any applications for any permits, approvals or certificates required to be obtained by Tenant in connection with any Alteration to which Landlord has given its consent (or for which Landlord's consent is not required or is deemed given) and shall otherwise cooperate with Tenant in connection with such applications and the performance of Alterations; provided that (a) Tenant shall (i) reimburse Landlord for any reasonable out-of-pocket cost or expense incurred by Landlord in connection therewith, and (ii) indemnify, defend and hold Landlord harmless against any loss, cost, claims or liability incurred by Landlord in connection therewith, and (b) any permit, approval or certificate obtained by Tenant shall be used by Tenant only in connection with an Alteration which Landlord has previously approved (or for which Landlord's approval is not required or is deemed given). Alterations shall be diligently performed in a good and workmanlike manner substantially in accordance with the plans and specifications therefor as approved by Landlord (if such approval is required hereunder), using materials and equipment at least equal in quality and class to materials generally used by tenants in buildings comparable to the Building in midtown Manhattan. Alterations shall be performed by contractors selected by Tenant who shall be reasonably acceptable to Landlord; provided however, that:

      (i) any Alterations, tie-ins, testing, adjusting or removals involving the life safety system of the Building shall be (A) performed only with materials purchased from Landlord's designated life safety contractor (or with the same materials used by Landlord's designated life safety contractor) and (B) either (x) performed by Landlord's designated life safety contractor, at Tenant's commercially reasonable cost and expense or (y) supervised by Landlord's designated life safety contractor, at Tenant's commercially reasonable cost and expense, and

      (ii) Tenant shall not, directly or indirectly, employ, or permit the employment of, any contractor, mechanic or laborer if such employment interferes or causes any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord or Tenant.

In the event of any such interference or conflict (unless caused by Landlord), Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to forthwith remedy such interference or conflict, and if such attempt to forthwith remedy such interference or conflict proves futile, to leave the Building immediately. Alterations shall be performed in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in providing or furnishing maintenance, repair, security or other services to other tenants of the Building; and if any such additional reasonable out-of-pocket expense shall be incurred by Landlord as a result of Tenant's performance of any Alterations, Tenant shall pay such additional reasonable expense within thirty
(30) days after demand therefor by Landlord. Throughout the performance of Alterations, Tenant, at its expense, shall carry, or cause to be carried, workers' compensation insurance in statutory limits and general liability insurance, with completed operation endorsement for any occurrence in or about the Building, under which Landlord and its agent and any Superior Mortgagee whose name and address shall previously have been furnished to Tenant shall be named as additional insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of Alterations and, on request, at reasonable intervals thereafter during the continuance of Alterations. Notwithstanding any language to the contrary contained in this lease, the risk of loss of any Alterations while the same are in progress, shall be entirely borne by Tenant.

      12.03. Tenant, at its expense, and within the time period set forth below, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant (other than by Landlord), or any person claiming through or under Tenant, which shall be issued by the Department of Buildings of the City of New York or any other public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord from and against any and all mechanics' and other liens and encumbrances filed in connection with Alterations, or any other work, labor, services or materials done for or supplied to Tenant (other than by Landlord), or any person claiming through or under Tenant, including, without limitation, security interests in any materials, fixtures or articles so installed in and constituting part of the Premises and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within 25 days after Tenant is given notice thereof, by payment or filing the bond required by law or otherwise. However, nothing herein contained shall prevent

Tenant from contesting, in good faith and at its own expense, any notice of violation, provided that Tenant shall comply with the provisions of Section 9.02.

      12.04. Tenant shall deliver to Landlord, as soon as reasonably practical after the completion of any Material Alterations Tenant has performed or caused to be performed in the Premises, three sets of "as- built" drawings of such Alterations. Upon request of any Superior Party or Landlord on behalf of any Superior Party, Tenant shall promptly deliver (a) if any Alterations by Tenant are then proposed or in progress, Tenant's drawings and specifications, if any, for such Alterations, and (b) if any Alterations by Landlord for Tenant were performed, the "as-built" drawings for such Alterations, in Tenant's possession.

      12.05. Tenant shall be permitted to perform Alterations and receive deliveries of construction materials between the hours of 8:00 A.M. and 6:00 P.M. on Business Days, provided that such work or deliveries shall not unreasonably interfere with or interrupt the operation and maintenance of the Building, or cause unreasonable annoyance to, or unreasonable interference with, the use and occupancy of the Building by other tenants or occupants in the Building, and provided further that any business deliveries to the Building or any other tenant therein shall have priority over such deliveries to Tenant of construction materials with respect to the use of loading docks and freight elevators. Notwithstanding the foregoing, all demolition and removal of demolition materials and rubbish arising from such Alteration shall be done at times other than between the hours of 8:00 A.M. and 6:00 P.M. on Business Days; provided, however, Tenant may perform demolition (but may not remove demolition debris or materials) on floors which are not adjacent to space occupied by other tenants or occupants of the Building during the hours between 8:00 a.m. and 6:00 p.m. on Business Days if (i) such demolition does not disturb any other tenants or occupants of the Building and (ii) the heating, ventilating and air conditioning system on the floor of the Premises in which such demolition is being performed is isolated in a manner approved by Landlord (not to be unreasonably withheld, conditioned or delayed) and at Tenant's expense from the heating, ventilating, air-conditioning system servicing the other portions of the Premises and the Building during such demolition. Tenant shall be permitted to perform Alterations and receive deliveries of construction materials at times other than between the hours of 8:00 A.M. and 6:00 P.M. on Business Days (including weekends and holidays), provided that (x) if Tenant intends to commence such Alterations at such other times, Tenant shall give Landlord at least one (1) Business Day's prior notice of such Alterations and (y) Tenant shall reimburse Landlord, within 30 days after demand therefor, for any reasonable out-of-pocket expenses Landlord may incur in connection therewith (including, without limitation, any overtime services provided by Landlord in connection therewith), to the extent not otherwise paid to Landlord pursuant to
Article 16 hereof. Subject to the provisions of Sections 13.01 and 13.02, Tenant shall have the right, but not the obligation, to remove all Alterations in and to the Premises at any time during the term of this lease; provided, however, that Tenant shall forthwith repair in a good and workmanlike manner any damage to the core and shell of the Building and Building Systems caused by such removal. Any items or installations not so removed by Tenant shall remain upon and be surrendered with the Premises as part thereof at the end of the term of this lease.

      12.06. Tenant may, not more frequently than once every 6 calendar months, submit to Landlord a list of general contractors and contractors for any trade and Landlord shall, within 20 days after the submission of such lists, notify Tenant which of such contractors are reasonably acceptable to Landlord. Subject to the provisions of the following sentence of this Section 12.06, the failure of Landlord to object within such 20-day period shall be deemed to be Landlord's approval of such contractors. Any such contractors approved or deemed approved by Landlord shall be deemed reasonably acceptable to Landlord unless and until Landlord advises Tenant in writing that such contractors are no longer reasonably acceptable to Landlord (in which case, Tenant may submit for Landlord's approval an amended list of contractors). In addition to the contractors specified on any list submitted by Tenant pursuant to this Section
12.06 and reasonably acceptable to Landlord, Tenant may use other contractors, provided that such contractors are reasonably acceptable to Landlord, and the same approval and deemed approval procedures set forth above in this Section
12.06 shall apply with respect to such other contractors. Tenant may utilize the services of any architect and/or engineer as long as such architect and/or engineer is licensed in New York State.

      12.07.(a)   Intentionally Omitted.

            (b)   Intentionally Omitted.

            (c) Tenant shall, at Tenant's sole cost and expense with respect to the preparation of any First Offer Space, install a sprinklering system in accordance with the requirements of Local Law # 5/73, as amended (hereinafter called "Local Law #5"). Landlord shall, at Tenant's sole cost and expense, make all additions and alterations required by Local Law # 5 to the existing Class E System by reason of the performance of Tenant's Alterations and Landlord at Tenant's expense shall repair any defects, deficiencies and malfunctions of the Class E System arising after Tenant's taking possession of such portion of the Premises by reason of performance of Tenant's Alterations. In connection with Tenant's performance of Tenant's Alterations, Landlord will, at Landlord's expense, (x) bring the base Building Class E system into compliance with Local Law #5 including, without limitation, repairing or correcting any defects, deficiencies or malfunctions in the Class E System existing prior to commencement of Tenant's Alterations, (y) make available to Tenant the minimum number of tie-ins to the base Building Class E system as required by law as well as four additional tie-ins to such base Building Class E system, and (z) provide hydraulic pressure in the base Building standpipe of one tenth of a gallon per usable square foot of the Premises, including any First Offer Space. Without limiting the generality of the provisions of this subsection 12.07(c), Tenant agrees that it shall be responsible at Tenant's cost and expense for the installation of the sprinkler head and distribution systems necessary for its office layout, and for any changes to the base Building Class E system required by reason of the performance of Tenant's Alterations in the Premises or the installation and operation of Tenant's equipment (which such changes to the base Building Class E System shall be performed by Landlord's contractors at Tenant's cost and expense). If Tenant's design criteria requires additional hydraulic pressure and/or fire reserve in the Base Building Combined Fire Standpipe/Sprinkler System which services each floor of the Premises, then Landlord shall at Tenant's cost and expense increase such additional hydraulic pressure and/or fire reserve so that it is sufficient for Tenant's design criteria. If Landlord shall be unable to increase the additional hydraulic pressure and/or fire reserve as aforesaid, Landlord shall increase the aforesaid by tapping into the housetanks Building Combined Fire Standpipe/Sprinkler System located on the roof of the Building. Any work performed by Landlord at Tenant's expense shall be reasonably competitive with that of other contractors doing comparable work in first-class office buildings in Manhattan.

      12.08.      Intentionally Omitted.

      12.09.      Intentionally Omitted.

      12.10. In connection with the performance of any Alteration or any repair or replacement which Tenant is obligated to make or perform under this lease, Landlord shall, to the extent such access is necessary and to the extent that Landlord shall have the right to provide such access to Tenant under existing leases, afford to Tenant access to areas of the Building outside of the Premises for the purpose of performing any Alteration or any repair or replacement which Tenant is obligated to make or perform under this lease; provided however, that such access and performance of such Alteration does not disturb the occupancy of other tenants of the Building (except to a de minimis extent) and Tenant shall minimize interference with the use and occupancy of other tenants of their premises and comply with any reasonable requirements imposed by such tenants in connection with any Alteration.

                                   ARTICLE 13

                        Landlord's and Tenant's Property
                        --------------------------------

      13.01. (a) All fixtures, equipment, improvements, ventilation and air-conditioning equipment and appurtenances attached to or built into the Premises at the commencement of or during the term of this lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall, upon the expiration or sooner termination of this lease, be deemed the property of Landlord (without representation or warranty by Tenant) and shall not be removed by Tenant, except as provided in Section 13.02. Notwithstanding the foregoing provisions (but subject to the provisions of this Section 13.01), upon notice to Tenant no later than sixty (60) days prior to the Expiration Date or upon reasonable notice with respect to such earlier date upon which the term of this lease shall expire, Landlord, subject to the provisions of the last sentence of this Section 13.01, may require Tenant to remove any kitchens, cafeterias, vaults, private restrooms, security areas, staircases (other than any staircases existing as of the date of this lease), above-slab reinforced flooring, slab cuts, generators, uninterrupted power supply systems and preaction fire alarm systems and associated equipment, and antennas, satellite dishes and microwave communications facilities and associated equipment, or other items which are unusually difficult or expensive to remove (herein collectively called "Special Alterations"); provided, however, that Landlord shall not have the right to require Tenant to remove any Special Alterations existing in the Premises as of the Commencement Date (herein called "Pre-Existing Special Alterations") unless Landlord would have had the right to require Tenant to remove such Pre-Existing Special Alterations in accordance with the terms of the Existing Lease. In such event Tenant shall remove the foregoing from the Premises and the Building prior to the expiration of this lease at Tenant's expense. Upon such removal Tenant shall immediately and at its expense, repair and restore the affected portion(s) of the Premises and the Building to the condition existing prior to installation and repair any damage to the affected portion(s) of the Premises or the Building due to such removal. Notwithstanding anything to the contrary contained herein: (i) Tenant may include with any Initial Alterations Request given in accordance with the provisions of Section 12.01 hereof a written request that Landlord designate any Alterations that constitute Special Alterations and which Landlord will require Tenant to remove pursuant to the provisions of Section 13.01 and (ii) Landlord shall not have the right to require Tenant to remove any Special Alterations not so designated by Landlord at such time. Any such request made by Tenant must specifically refer to the provisions of this Section 13.01 and the consequences of Landlord's failure to designate any such Alterations as Special Alterations which will be required to be removed by Tenant.

            (b) Supplementing the provisions of Section 13.01(a) above, Tenant shall have the right, but not the obligation, at any time when there remains less than six (6) months but more than sixty (60) days before the Expiration Date, to give a notice to Landlord (herein called a "Special Alterations Inquiry") requiring Landlord to advise Tenant which, if any, Special Alterations, Landlord will require Tenant to remove from the Premises. In the event that Landlord does not respond to the Special Alterations Inquiry within ten (10) Business Days, Tenant shall have the right to give to Landlord a second notice (herein called a "Second Special Alterations Inquiry"), and if Landlord shall fail to respond to such Second Special Alterations Inquiry within five (5) Business Days after Landlord's receipt thereof, Landlord shall be deemed to have waived its right to require Tenant to remove Special Alterations from the Premises (except to the extent, if any, that Landlord shall have theretofore notified Tenant that one or more Special Alterations would have to be removed at the end of the term of this lease), provided that such Special Alterations Inquiry and Second Special Alterations Inquiry shall have specifically referred to this Section 13.01 and specifically stated that Landlord must respond within such ten (10) Business Day and five (5) Business Day periods or Landlord shall be deemed to have waived its right to require Tenant to remove Special Alterations from the Premises (except to the extent, if any, that Landlord shall have theretofore notified Tenant that one or more Special Alterations would have to be removed at the end of the term of this lease).

            (c) In the event of a dispute as to whether an Alteration constitutes a Special Alteration, either party shall have the right to submit such dispute to expedited arbitration in accordance with the provisions of
Section 34.06 below.

      13.02. All movable partitions, furniture systems, special cabinet work, business and trade fixtures, machinery and equipment, communications equipment (including, without limitation, telephone system, security system and wiring) and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant and can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (herein collectively called "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the term of this lease; provided that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof.

      13.03. Except as set forth in Section 13.02 above, at or before the Expiration Date of this lease (or within 20 days after any earlier termination of this lease) Tenant, at its expense, shall remove from the Premises all of Tenant's furniture, equipment and other moveable personal property not affixed or attached to the Premises (except for such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord if Tenant does not remove same as permitted under this Section 13.03), and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property.

      13.04. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this lease, or within 20 days following an earlier termination date, may at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine, and Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket expenses in connection therewith.

                                   ARTICLE 14

                             Repairs and Maintenance
                             -----------------------

      14.01. Subject to the provisions of Section 14.02, Tenant shall, at its expense, throughout the term of this lease, take good care of and maintain in good order and condition the Premises and the fixtures and appurtenances therein, subject to reasonable wear and tear and, subject to the provisions of
Article 22 hereof, fire and other casualty. Tenant shall also keep clean and in good and lawful order and condition any kitchens, cafeterias and dining rooms in the Premises and comply with the provisions of Section 14.04 hereof. Tenant shall be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen or unforeseen, in and to the Premises (except that Landlord, and not Tenant, shall make and pay for such repairs if and to the extent that (i) Landlord shall be obligated to perform the same pursuant to the terms of this lease, or (ii) such repairs are attributable to any act or omissions of Landlord or Landlord's agents, employees or contractors), and shall be responsible for the cost of all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen or unforeseen, in and to the Building and the facilities and systems thereof, the need for which arises out of (a) the performance or existence of Alterations or any other work, labor, services, materials or equipment done or supplied to Tenant or any person claiming through or under Tenant, (b) the installation, use or operation of Tenant's Property, (c) the moving of Tenant's Property in or out of the Building, (d) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees, or
(e) design flaws in any of Tenant's plans and specifications regardless of the fact that such Tenant's plans may have been approved by Landlord, except to the extent that any such design flaws arise out of incomplete or inaccurate information furnished in writing by Landlord or any agents, contractors, architects or engineers acting on behalf of Landlord. Notwithstanding the foregoing, Tenant shall not be responsible for repairs to any portion of the structure, shell or core of the Building or any Building Systems or any common or public areas or facilities of the Building or the Land, except to the extent that (X) the need for such repairs or replacements arises from modifications, alterations, additions, installations or improvements made by Tenant to the structure, shell or core of the Building or to the Building Systems or (Y) the need for such repairs or replacements arises from the matters set forth in clauses (a), (b), (c), (d) or (e) of the third sentence of this Section 14.01 or from the negligence or willful misconduct of Tenant, its employees, agents or contractors. Tenant, at its expense, shall promptly replace all broken doors and glass (other than broken window glass, unless the same was broken due to the act, omission or negligence of Tenant) in and about the Premises, including, without limitation, entrance doors. Tenant shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Premises and for the repair, replacement and maintenance of all sanitary and electrical and heating, ventilating, air-conditioning and mechanical fixtures and equipment therein which were installed by Tenant. Tenant shall promptly make, at Tenant's expense, all repairs in or to the Premises for which Tenant is responsible. Any repairs required to be made pursuant to this lease by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the Building shall be performed only in accordance with the provisions of
Article 12 hereof as though such repairs constitute an Alteration. Any other repairs in or to the Building (other than the Premises) and such systems for which Tenant is responsible shall be performed by Landlord at Tenant's expense at reasonably competitive prices.

      14.02. Landlord shall, at its expense, make all necessary repairs, interior or exterior, structural or nonstructural, to keep the Building, including, without limitation, the Building's mechanical, electrical, sanitary, heating, ventilating and air-conditioning systems (but excluding all other components of distribution of such systems including, without limitation, the distribution loops of the sprinkler system and the supplemental systems installed or caused to be installed by Tenant, which Tenant shall, at its expense, maintain and repair) and other service systems of the Building (including the Class E systems and risers of the sprinkler system, but excluding the branches and sprinkler heads and distribution loops of such system, which Tenant shall, at its expense, maintain and repair) in good order and repair, excluding, however, (i) repairs which Tenant is obligated to make pursuant to the terms of this lease and (ii) repairs with respect to which the failure to make such repairs shall have no affect with respect to the Premises, and shall otherwise clean, maintain and operate the Building in conformance with standards applicable to first-class office buildings in Manhattan. Landlord shall, at its expense, keep the peripheral induction units in the Premises in good working order and repair, subject to reimbursement pursuant to the provisions of Article 3 hereof. All repairs made by Landlord shall be diligently performed in a good and workmanlike manner and otherwise in accordance with, and subject to, the provisions of this Article 14.

      14.03. Except as otherwise expressly provided in this lease, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this lease, or required by law, to make in or to any portion of the Building or the Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Premises; provided that, except in emergencies, Landlord shall take all reasonable steps to minimize any interference with the conduct of Tenant's business in the Premises in connection with the performance of such repairs or changes. Nothing contained above shall require Landlord to make such repairs or changes other than during Business Hours of Business Days (as such terms are hereinafter defined), unless the condition necessitating such repair
(i) results in a material diminution of access to the Premises or any portion thereof, (ii) imminently threatens the health or safety of any occupant of the Premises, or (iii) materially interferes with Tenant's ability to conduct its business in all or any portion of the Premises. In all other events, Landlord shall, at Tenant's request and if otherwise practicable, perform such work at times other than during Business Hours of Business Days, provided that Tenant agrees to pay Landlord's additional, reasonable out-of-pocket costs of performing such work at such other times, to the extent not otherwise paid pursuant to Article 16 hereof.

      14.04. Tenant agrees that in connection with any kitchens, cafeterias and dining rooms in the Premises, Tenant shall:

            (a) install all necessary and proper grease traps or other apparatus and will keep the same maintained in good order and repair for the purpose of preventing any stoppage or interference with the general plumbing or sewerage system of the Building emanating from the Premises. Landlord will, at Tenant's sole cost and expense (which shall be commercially competitive), promptly remove and/or repair any stoppage or interference with said general plumbing or sewerage system due to the carelessness, neglect, improper conduct, acts of omission or commission, or other cause of Tenant, its agents, licensees, invitees, or employees or otherwise, originating from the Premises; and

            (b) eliminate from the Premises all obnoxious fumes, odors or gases which may emanate to any portion of the Building. No fumes, odors or gases shall be exhausted to the Building corridors, or areas in front of or adjacent to the Premises;

            (c) keep the ventilating hoods over ranges and cooking equipment and duct work to the main vertical risers clean, in a manner and under conditions reasonably satisfactory to Landlord, keep all plumbing in the Premises and sanitary systems and installations serving the Premises in a good state of repair and operating condition to the points they connect with the main vertical risers and stacks of the Building, bag and remove all rubbish and other debris from the Premises daily during hours and through areas designated by Landlord to the Building's designated disposal area under conditions approved by Landlord;

            (d) maintain an Ansul or similar system in good working condition throughout the term of this lease, and shall install and maintain such equipment and such service contracts as may be required to avoid increase in insurance premiums (if any such increase shall occur, Tenant shall pay the same);

            (e) provide a refrigerated garbage storage room (plans and specifications thereof to be approved by Landlord which approval shall not be unreasonably withheld, conditioned or delayed) or other means of disposing of garbage reasonably satisfactory to Landlord; provided however, Landlord will require Tenant to install and use such refrigerated storage system only with respect to cafeterias within the Premises and only if wet garbage therefrom causes a rodent or insect problem or odor problem.

                                   ARTICLE 15

                                 Electric Energy
                                 ---------------

      15.01. (a) Landlord shall deliver electric energy to the floors of the Premises by means of the Building system feeders, risers and wiring. Such electric energy shall, except as provided in Section 15.08 hereof, be furnished through and measured by separate submeters (hereinafter called "Tenant's Meters") and related equipment, installed (and maintained during the term of this lease) by Landlord at Tenant's expense (except to the extent that such submeters are existing, in which case Landlord shall, if and to the extent necessary, retrofit such submeters at Tenant's expense), which expense shall be reasonably competitive with that of other contractors doing comparable work in first class office buildings in Manhattan. Tenant shall pay Landlord for such electric energy as Additional Charges, within fifteen (15) Business Days after Landlord bills Tenant therefor, which bills shall be rendered not more often than monthly. The amount of such Additional Charges shall be calculated in accordance with the provision of Section 15.02.

            (b) Landlord shall make available to Tenant in the Premises originally demised hereunder electric energy in the amount of six (6) watts demand load per rentable square foot average per floor, exclusive of electricity serving the Building HVAC system (the "Electric Capacity"). Landlord shall maintain such Electric Capacity throughout the term of this lease, unless Landlord is prevented from doing so by the act or negligence of Tenant or any person claiming by, through or under Tenant (including, without limitation, any Alterations performed by Tenant or any such other person). Pursuant to an agreement between Landlord and Tenant under the Existing Lease, the Electric Capacity is currently supported by an emergency generator which is Landlord's property and which is operated by Landlord. From and after the Commencement Date, the Electric Capacity will no longer be supported by such emergency generator and prior thereto, Tenant, at its sole cost and expense, shall disconnect its installations from such emergency generator.

      15.02. (a) The amounts to be charged to Tenant by Landlord per kilowatt hour ("KWH") pursuant to this Article 15 for electricity consumed within the Premises (and by any equipment installed by Tenant outside of the Premises) shown on Tenant's Meters shall be one hundred five percent (105%) of the average amount at which Landlord from time to time purchases each KWH of electricity for the same period from the utility company, including all surcharges, taxes, fuel adjustments and sales taxes and charges regularly passed on to customers by the public utility and other sums payable in respect thereof to the public utility for the supply of electric energy to Landlord for the entire Building (which would include the utility Time of Day Rate or similar provisions affecting the utility service classification applicable to the Building) as more specifically set forth below. Tenant and its authorized representative may have access to Tenant's Meters on at least one day's request (which need not be in writing) for the purpose of verifying Landlord's meter readings. The amount paid by Landlord per KWH shall be determined by dividing Landlord's total bill from the utility company for each period by the total KWHs consumed by the Building as shown by said bill (the "Quotient"), and the charge to Tenant pursuant to this Article 15 for electricity consumed within the Premises (and by any equipment installed by Tenant outside of the Premises) in the event of submetering shall be calculated by multiplying the electricity consumed by Tenant within such period by the Quotient and multiplying the resultant product by 105%. In determining such amount, if more than one submeter shall measure Tenant's electrical usage, such calculation shall be made on the basis that the aggregate readings of all submeters were registered as a single total on one submeter.

            (b) If pursuant to laws and requirements of public authorities, the charges to Tenant pursuant to Section 15.02 shall be reduced below that to which Landlord is entitled under such Section, the deficiency shall be paid by Tenant within thirty (30) days after being billed therefor, as Additional Charges for the use and maintenance of the electric distribution system of the Building. If any charge or tax is imposed upon the sale or resale of electric energy to Tenant, then, to the extent permitted by law, the amount of such charge or tax shall be paid by Tenant, and Landlord may include the amount thereof in its bill(s) to Tenant.

            (c) Landlord shall use commercially reasonable efforts to minimize Landlord's cost of electricity by obtaining competitively-priced electrical energy, provided however, in no event shall such reasonable efforts be deemed to include entering into a contract with an electricity generator or electricity provider which, in Landlord's reasonable judgment, might have an adverse effect on the quantity, quality or character of electric service provided to the Building.

      15.03. Tenant's use of electric current shall never exceed the design capacity of the then existing feeders to the Building or the risers, electrical conductors, electrical equipment and wiring installations serving the Premises. The foregoing notwithstanding, it is expressly understood and agreed that nothing herein shall limit Landlord's obligation to provide the Electric Capacity, except as specifically set forth to the contrary in this lease (e.g., the second sentence of Section 15.01(b) hereof). Any additional risers, feeders or other equipment or service proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant (provided Landlord performs such work at reasonably competitive prices), if in Landlord's reasonable judgment, the same will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs, use of vertical columns in the Building or interfere with or disturb other tenants or occupants or unreasonably interfere with Landlord's electrical requirements. In the event that Tenant's electrical requirements will exceed the design capacity of the then existing risers or other equipment serving the Premises, Landlord will supply such additional requirements from the supply of electricity available in the Building to the extent that electrical current is available in the Building after making provision for electrical current for current and future tenants of the Building at six (6) watts of demand load per usable square foot (plus additional electric current for current and future tenants of the Building in the same amount per rentable square foot of the additional electric current then being and theretofore requested by and granted to Tenant), and a sufficient amount of electrical current to operate the Building systems and Building equipment. In the event that such electrical current is not available, Landlord will apply to the public utility company to obtain such additional electrical current provided that Tenant shall be responsible for the payment of commercially competitive costs and expenses incurred by Landlord in connection therewith and to the extent such additional electrical current shall be utilized by other tenants or Landlord, the aforesaid costs and expenses shall be prorated among Tenant, such tenants and Landlord based on use of such electrical current.

      15.04. Except as otherwise set forth in this lease, Landlord shall not in anywise be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if:

            (a) the quantity or character of electric service is changed by the public utility company or is no longer available or suitable for Tenant's requirements by reason of acts or omissions of such public utility company; or

            (b) the supply of electric energy to the Premises is temporarily interrupted, unless such interruption is caused by (x) the acts or omission of Landlord or its servants, employees, agents or contractors or (y) the failure of Landlord's equipment and Landlord, using diligence (and overtime work, when required by the provisions of Section 14.03), fails to repair such equipment within a reasonable period of time after Landlord is given notice of such failure, in either of which cases (i) Tenant shall first seek to recover any damage sustained by Tenant from Tenant's insurance carrier (it being agreed that Tenant, in accordance with the provisions of Section 10.03 hereof, shall either obtain in its insurance policies a clause waiving any right of subrogation against Landlord or any agent, servant or employee of Landlord with respect thereto or name Landlord as an additional insured (but not a loss payee) under such policies), (ii) Landlord's liability shall be limited to the actual damage to Tenant's Property which is in excess of the amount, if any, recovered by Tenant from its insurance carrier, and (iii) in no event shall Landlord be liable for any consequential damages which Tenant may sustain.

      15.05. Notwithstanding the provisions of Section 15.03 above, Tenant may connect additional electrical equipment to the Premises electric distribution system without Landlord's prior written consent, provided that Tenant may not thereby exceed the Electrical Capacity available to any floor of the Premises or portion thereof.

      15.06. Landlord, at any time upon at least ninety (90) days' notice to Tenant, may discontinue Landlord's provision of electric energy hereunder if Landlord shall be required to do so by law or by the public utility furnishing electricity to the Building and Landlord discontinues the provision of electric energy to all other tenants of the Building with respect to which Landlord is required by such law or public utility to do so, except that if Tenant shall be unable to obtain electrical service from the public utility within said ninety
(90) day period, Landlord shall, if Landlord is permitted to do so, continue to furnish electricity to Tenant until such time as Tenant shall obtain electric service directly from the public utility, provided that Tenant shall have used, and shall continue to use, due diligence to obtain such electrical service. If Landlord shall be so required to discontinue furnishing electricity to Tenant, this lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant and Tenant shall not be obligated to pay Landlord additional rent under Section
15.01 hereof. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall obtain electric energy directly from the public utility company furnishing electric service to the Building, and Landlord shall reasonably cooperate with Tenant in connection therewith. The cost of such service shall be paid by Tenant directly to such public utility. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purpose. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be furnished and installed by Landlord. If Landlord shall have discontinued furnishing electricity to Tenant in the Premises or to any other tenant in the Building due to any law or requirement of any public authority or of the public utility company servicing the Building, then the expense of such installation and cut-over as to all rentable areas of the Building shall be deemed to be an Operating Expense as provided in Section 3.07(a)(xi).

      15.07.      Intentionally Omitted.

      15.08. Notwithstanding any language to the contrary in Section 15.01, if at any time during the term of this lease Landlord is obligated to furnish electricity to any First Offer Space or any other portion of the Premises, which quantity of electricity is required to be measured by submeters pursuant to terms of this lease, and such submeters are not yet installed then, prior to the installation of such submeters, or at any time when such submeters are not operational, Landlord shall furnish electricity to the applicable portion of the Premises in accordance with the provisions of Exhibit N annexed hereto. Notwithstanding any language to the contrary in Section 15.01 or any other portion of this lease, if at any time during the term of this lease Landlord is obligated to furnish electricity to any portion of the Premises on a "rent inclusion" basis, Landlord shall furnish such electricity to such portion of the Premises in accordance with the provisions of Exhibit N annexed hereto.

                                   ARTICLE 16

                               Landlord's Services
                               -------------------

      16.01. Landlord, at its expense, shall supply conditioned air to the main core air-conditioning duct and the peripheral induction units on each floor of the Premises during Business Hours of Business Days, and between the hours of 8:00 a.m. and 1:00 p.m. on Saturdays, in accordance with the Mechanical Specifications set forth in Exhibit I hereto. "Business Hours" shall mean the hours between 8:00 a.m. and 6:00 p.m. on Business Days. "Business Days" shall mean all days except Saturdays, Sundays and those days designated as holidays by the New York Stock Exchange. If Tenant shall require heat, ventilation and/or air conditioning for any portion of the Premises at any time other than during Business Hours or the hours of 8:00 a.m. and 1:00 p.m. on Saturdays, Landlord shall furnish such service for such times upon not less than four hours' advance request by Tenant for periods after 6 p.m. on Business Days and upon not less than 24 hours' notice for all other periods (which request need not be in writing), and Tenant shall pay to Landlord, within 10 days after demand therefor, Landlord's charges for such services as set forth in Exhibit J annexed hereto.

      16.02. Except as otherwise expressly provided in Section 16.01, Landlord shall not be required to provide any heat, ventilating or air-conditioning to the Premises, in excess of that required to be provided by Landlord pursuant to
Section 16.01 which may be needed or desired by Tenant for the comfortable occupancy by Tenant of the Premises, and any utilities or equipment required therefor, shall be furnished, installed, maintained and obtained by Tenant, at Tenant's sole cost and expense, in accordance with the applicable provisions of this lease.

      16.03. In addition to any remedies which Landlord may have under this lease, and without reducing or adversely affecting any of Landlord's rights and remedies under Article 25, if an Event of Default under paragraphs (a), (b) or
(c) of Section 25.02 in an amount in excess of $500,000 shall occur and be continuing, (i) Landlord shall not be obligated to furnish to Tenant or the Premises any services (whether or not specified in this Article) outside of Business Hours other than (a) electricity, (b) cleaning and (c) passenger elevator service, and (ii) the discontinuance of any one or more such services shall be without liability by Landlord to Tenant and shall not reduce, diminish or otherwise affect any of Tenant's covenants and obligations under this lease; provided that if Tenant provides Landlord with security satisfactory to Landlord for the payment of the amounts owed by Tenant to Landlord, Landlord shall continue to provide such services. Nothing contained in this Section 16.03 shall limit, affect, reduce or diminish any of the rights and remedies of Landlord under Articles 25, 26 and 27 of this lease.

      16.04. Landlord, at its expense, shall furnish reasonable quantities of hot and cold water to the floors on which the Premises are located for core lavatory and ordinary office purposes (which ordinary purposes shall not be deemed to include the use of such water in a kitchen or cafeteria or health facilities). Except for such hot and cold water for core lavatory purposes, Landlord need only furnish cold water at the Building core riser through a capped outlet located on each floor of the Premises (within the core of the Building), and the cost of heating such water, as well as the cost of piping and other equipment or facilities required to supply hot or cold water to the Premises from such core plumbing risers shall be paid by Tenant. If Tenant uses water for any purpose other than lavatory and ordinary office purposes, Landlord may install and maintain, at Tenant's expense, meters to measure Tenant's consumption of cold water and/or hot water for such other purposes and Tenant shall pay Landlord's reasonable charges for the quantities of cold water and hot water shown on such meters.

      16.05. Intentionally Omitted.

      16.06. If and for so long as Landlord maintains a Building directory, Landlord, at Tenant's request, shall maintain listings on such directory of the names of Tenant, or its permitted subtenants, assignees, affiliates or Service Entities and the names of any of their officers and employees, provided that the names so listed shall not use more than Tenant's Proportionate Share of the space on the Building directory (which limitation shall be inapplicable for so long as Landlord maintains a computerized Building directory). Landlord has advised Tenant that Landlord currently maintains a computerized Building directory. The reasonable and actual cost to Landlord for the initial programming of Tenant's listings and making any changes in such listings requested by Tenant shall be paid by Tenant to Landlord within thirty (30) days after delivery of an invoice therefor. Landlord agrees that it will not give any other tenant of the Building that is not a Superior Occupant (as hereinafter defined) more listings on a manual directory than is given to Tenant pursuant to this Section 16.06. For purposes hereof, the term "Superior Occupant" shall mean any occupant of the Building that, at the time in question, is occupying more rentable square feet in the Building than is then occupied by the original Tenant named herein.

      16.07. (a) Landlord, at its expense, shall provide freight and passenger elevator service to each floor of the Premises at all times during Business Hours, and passenger elevator service between the hours of 8:00 a.m. and 1:00 p.m. on Saturdays. Subject to the provisions of subsection 16.08 hereof, Landlord agrees that during the term of this lease there shall be four (4) passenger elevators servicing the Premises initially demised to Tenant during Business Hours and passenger elevator service between the hours of 8:00 a.m. and 1:00 p.m. on Saturdays, which elevators shall be contained in one (1) elevator bank exclusively serving floors fifteen (15) through twenty (20) of the Building. At least two of such passenger elevators in such elevator bank shall be subject to call between the hours of 6 p.m. and 10 p.m. on Business Days, and at least one of such passenger elevators in such elevator bank shall be subject to call at all other times. Subject to the provisions of Section 16.08, Landlord agrees that during the term of this lease there shall be at least two freight elevators serving the Building which, subject to this Section 16.07, shall also serve the Premises. Freight elevator service shall also be provided to each floor of the Premises at all other times, upon the payment to Landlord of Landlord's Actual Freight Costs (as such term is hereinafter defined). For purposes hereof, the term "Landlord's Actual Freight Costs" shall mean sum of
(x) the cost to Landlord of any wages paid to a dedicated loading dock guard that is required in connection with the use of such freight elevator and (y) the cost to Landlord of any wages paid to an elevator operator that is required to operate the freight elevator. Landlord represents that on the Commencement Date the freight elevators will be in good working order. Landlord covenants that the passenger elevators and freight elevators will be operated and maintained in a manner consistent with the operation and maintenance of elevators in other first-class office Buildings in Manhattan. The use of all elevators shall be nonexclusive (except as provided herein) and shall be subject to the Rules and

Regulations. Tenant may reserve time for the use of any of the freight elevators of the Building upon not less than four hours' prior request to Landlord for such use after 6:00 P.M. on Business Days and upon not less than 24 hours' prior request for such use for all other periods (which requests need not be in writing), subject to the rights of other tenants of the Building to similarly reserve such use on a "first come first serve" basis.

            (b) Landlord may change the operation of such elevators or any of them from time to time from manual to automatic control and vice versa, provided such change shall not result in any interruption or material reduction of elevator service to the Premises.

      16.08. Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop or interrupt or reduce service of any of the heating, ventilating, air-conditioning, electric, sanitary, or other Building Systems serving the Premises, or to stop or interrupt or reduce any other services required of Landlord under this lease (whether or not specified in this Article), whenever and for so long as may be necessary, by reason of (i) accidents, emergencies, strikes or the occurrence of any of the other events described in Section 36.05,
(ii) the making of repairs or changes which Landlord is required or is permitted by this lease or by law to make or in good faith deems necessary (which repairs shall be made in accordance with the provisions of Sections 14.02 and 14.03),
(iii) difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or (iv) any other cause beyond Landlord's reasonable control, whether similar or dissimilar; provided however, that Landlord agrees to use overtime labor where necessary to prevent or minimize the interruption or reduction of any such service to Tenant. If, as a result of (A) any such stoppage, interruption or reduction, for any reason other than the failure of the utility company or companies to provide utilities or the negligence or misuse of Tenant or any person claiming by, through or under Tenant or their respective employees, agents, servants, contractors or invitees, or (B) the occupancy by Landlord of any portion of the Premises during the performance of any alterations or repairs, (1) the Premises or any portion thereof shall be untenantable for a period of five (5) consecutive Business Days and (2) Tenant shall not use or occupy the Premises or such portion thereof for the conduct of its business during such period of five (5) consecutive Business Days, then, the Fixed Rent and Additional Charges under Article 3 shall be abated or reduced, as the case may be, in the proportion that the untenantable rentable area of the Premises bears to the total rentable area of the Premises, for each day that Tenant shall not use or occupy the Premises or such portion thereof for the conduct of its business during the period beginning on the date following the end of such period of five (5) consecutive Business Days and terminating on the date that such stoppage, interruption or reduction of service is ended or remedied or such occupancy by Landlord shall be ended, as the case may be, in each instance to the extent reasonably necessary to render the Premises, or such portion thereof, tenantable. The Premises, or a portion of the Premises, as the case may be, shall be considered untenantable if Tenant shall not be reasonably able to use and occupy the same for the normal conduct of its usual business for the purposes permitted hereunder.

      16.09. (a) At no cost to Tenant (except as otherwise set forth to the contrary in this Section 16.09), the portion of the 46th floor roof of the Building shown on Exhibit Q (herein called the "HVAC Roof Space") shall be dedicated to the use of Tenant to accommodate Tenant's Air-Cooled Chillers or Dry Coolers and ancillary equipment (herein called the "Dry Cooler Equipment"). If Tenant shall not have installed the Dry Cooler Equipment on or before the second (2nd) anniversary of the Commencement Date, then commencing on the second
(2nd) anniversary of the Commencement Date and continuing thereafter, Landlord shall not be under any obligation to reserve space for the Dry Cooler Equipment and from and after such second (2nd) anniversary of the Commencement Date, Landlord shall have the right to use the HVAC Roof Space for any purpose as Landlord may wish. Notwithstanding the foregoing, if Tenant shall not have installed the Dry Cooler Equipment on or before such second anniversary, Landlord shall give Tenant not less than thirty (30) days prior written notice that Landlord is no longer obligated to reserve the HVAC Roof Space or any other space for the Dry Cooler Equipment. Tenant, during the aforesaid thirty (30) day period, may elect to require Landlord to reserve the HVAC Roof Space for the Dry Cooler Equipment by agreeing to pay Landlord the fair market rental value of the HVAC Roof Space for the period commencing on the second (2nd) anniversary of the Commencement Date and ending on the earlier to occur of (i) the date on which Tenant installs the Dry Cooler Equipment in the HVAC Roof Space or (ii) the date on which Tenant notifies Landlord that it no longer wishes to have Landlord reserve the HVAC Roof Space for the Dry Cooler Equipment. In the event that Landlord and Tenant are unable to agree on the fair market rental value of the HVAC Roof Space, such value shall be determined by arbitration substantially in accordance with the provisions of Article 34 hereof.

            (b) Subject to all laws, ordinances, statutes, rules and regulations of all governmental authorities having jurisdiction thereof, and further subject to the terms, conditions and limitations as are herein set forth, during the term of this lease, Tenant, at Tenant's sole cost and expense, may install and thereafter maintain, repair, and operate the Dry Cooler Equipment within the HVAC Roof Space.

            (c) For the purpose of installing, servicing or repairing the Dry Cooler Equipment, Tenant shall have access to the rooftop of the Building upon prior reasonable request of Landlord. All access by Tenant to the roof of the Building shall be subject to the supervision and control of Landlord and to Landlord's reasonable safeguards for the security and protection of the Building, the Building equipment, and installations and equipment of other tenants of the Building as may be located on the roof of the Building. Landlord shall have the right to assign a Building representative to be present during the duration of Tenant's access to the rooftop and Tenant shall pay to Landlord the amount of Landlord's commercially reasonable, actual out-of pocket costs therefor as Additional Charges hereunder.

            (d) Tenant, at Tenant's sole cost and expense, agrees to promptly and faithfully obey, observe and comply with all laws, ordinances, regulations, requirements and rules of all duly constituted public authorities in any manner affecting or relating to Tenant's installation, repair, maintenance and operation of the Dry Cooler Equipment. Tenant, at Tenant's sole cost and expense, shall secure and thereafter maintain all permits and licenses, if any, required for the installation and operation of the Dry Cooler Equipment.

            (e) Landlord will provide Tenant with a separately-metered 600 ampere electric energy supply at a location in or adjacent to the 6th floor switchboard room or, if available in Landlord's discretion, from the 45th floor machine room (herein called the "600 Amp Service") for the operation of the Dry Cooler Equipment. The submeter and any required risers, conduits and related equipment (which shall include, without limitation, conduit running from either of such locations to the Dry Cooler Equipment on the roof of the Building following pathways reasonably designated by Landlord) to provide the 600 Amp Service to the Dry Cooler Equipment and to measure the consumption thereof shall be installed by Landlord at Tenant's cost and expense, and Tenant, within thirty
(30) days after its receipt of an invoice therefor, will reimburse Landlord, as Additional Charges hereunder, for Landlord's actual, commercially reasonable out-of-pocket costs in connection therewith. Tenant agrees that Tenant will pay for all electrical energy provided by the 600 Amp Service in accordance with the provisions of Article l4 hereof.

            (f) The Dry Cooler Equipment, support structures, wiring and related equipment installed by Tenant pursuant to the provisions of this Section 16.09 shall be deemed to constitute Special Alterations and Tenant's right or obligation to remove same upon the Expiration Date, or earlier termination of this lease, shall be governed by the provisions of Section 13.01 hereof. Tenant, at Tenant's sole cost and expense, shall promptly repair any and all damage to the rooftop of the Building and to any other part of the Building caused by or resulting from the installation, maintenance and repair, operation or removal of the Dry Cooler Equipment, support structures, wiring and related equipment erected or installed by Tenant pursuant to the provisions of this Section 16.09 and restore said affected areas to their condition as existed prior to the installation of the Dry Cooler Equipment and related equipment, subject to normal wear and tear and damage by fire or other casualty not caused by Tenant. Notwithstanding anything to the contrary contained in the preceding sentence, in the event Tenant fails to perform such repair work after notice and expiration of a 10-day cure period, Landlord shall have the option of performing any such repairs, at Tenant's sole cost and expense, to the extent that same are commercially reasonable, which cost and expense shall be payable by Tenant to Landlord as an Additional Charge hereunder within thirty (30) days after Tenant shall have been billed therefor.

            (g) Tenant covenants and agrees that all installations made by Tenant on the rooftop of the Building or in any other part of the Building pursuant to the provisions of this Section 16.09 shall be at the sole risk of Tenant, and neither Landlord nor Landlord's agent or employees shall be liable for any damage or injury thereto caused in any manner, except to the extent caused by the negligence or willful misconduct of Landlord, its agents or employees.

            (h) Tenant will, and does hereby, indemnify and save harmless Landlord from and against (but in no event will Tenant be liable for consequential damages under this Section 16.09): (i) any and all claims, reasonable counsel fees, demands, damages, expenses or losses by reason of any liens, orders, claims or charges resulting from any work done, or materials or supplies furnished, in connection with the fabrication, erection, installation, maintenance and operation of the Dry Cooler Equipment, support structures, wiring and any related equipment installed by Tenant pursuant to the provisions of this Section 16.09; and (ii) any and all claims, costs, demands, expenses, fees or suits arising out of accidents, damage, injury or loss to any and all persons and property, or either, whomsoever or whatsoever resulting from or arising in connection with the erection, installation, maintenance and operation and repair of the Dry Cooler Equipment, support structures, wiring and related equipment installed by Tenant pursuant to the provisions of this Section 16.09; except to the extent caused by the negligence or willful misconduct of Landlord, its agents or employees. Tenant shall obtain and thereafter maintain during the term of this lease insurance coverage for the benefit of Landlord (and its managing agent and mortgagee, if applicable) with respect to the Dry Cooler Equipment in such amount and of such type as Landlord may reasonably require. If any installations referred to in this Section 16.09 should revoke, negate or in any manner impair or limit any roof warranty or guaranty obtained by Landlord, then Landlord shall use reasonable efforts to give Tenant prior notice of the same (and, to the extent possible, shall endeavor to do so at the plan approval stage) and Tenant shall reimburse Landlord for any loss or damage sustained or costs or expenses incurred by Landlord as a result thereof.

      16.10. (a) Tenant shall have the right to use its proportionate share of the space within the electrical and telephone closets on each floor of the Building demised by Landlord to Tenant, to be used in common with Landlord and other tenants of the Building, for the installation of wiring, cabling and related electrical equipment.

            (b) Tenant shall have the right to install one (1) intake/exhaust louver on the north side of the Building, provided that such louver shall not be located on the first two column bays in from either Park Avenue or Lexington Avenue.

            (c) During the term of this lease, Landlord shall provide a reasonable pathway, and Tenant shall have the right to install within such pathway, two (2) three (3) inch conduits (in addition to any conduits now serving the Premises) from the street to the fifteenth (15th) floor of the Building for service to the Premises.

            (d) Tenant shall be permitted to extend its existing conduits from the fifth (5th) floor of the Building to the fifteenth (15th) floor of the Building for service to the Premises.

                                   ARTICLE 17

                              Cleaning and Security
                              ---------------------

      17.01. Landlord, at its expense, shall cause the Premises including the exterior and the interior of the windows thereof, to be cleaned in a manner standard to the Building which shall be substantially in accordance with the provisions of Exhibit L. Landlord shall not be required to clean any portions of the Premises used for the preparation, serving or consumption of food or beverages, data processing or reproducing operations or private lavatories or toilets. Tenant shall pay to Landlord within thirty (30) days after demand the actual, commercially reasonable costs incurred by Landlord for (a) extra cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or its subtenants or its or their employees or visitors, (ii) the use of portions of Premises for special purposes requiring greater or more difficult cleaning work than office areas, (iii) interior glass partitions or unusual quantity of interior glass surfaces and (iv) non-building standard materials or finishes (e.g. stone, ceramic tile, marble, terrazzo, wood, etc.) installed by Tenant or at its request; (b) removal from the Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy or at times other than Landlord's standard cleaning times. Tenant acknowledges that the use of the Premises other than during Business Hours and on Saturdays from 8a.m. - 1p.m. may interfere with Landlord's or its cleaning contractor's ability to perform the cleaning services as set forth in Exhibit L and Landlord shall have no responsibility or liability by reason of the cleaning contractor's inability to provide cleaning to the area of the Premises affected by such use.

      17.02. Landlord, its cleaning contractors and their employees designated to clean the Premises shall have access to the Premises after 6:00 p.m. and before 8:00 a.m. and shall have the right to use, without charge therefor, all light, power and water in the Premises reasonably required to clean the Premises as required under Section 18.03 hereof.

      17.03. As used herein the term "Extra Cleaning" shall refer to any cleaning services other than those provided by Landlord under Section 17.01 free of separate or additional charge. Subject to the terms and conditions of this
Section 17.03, for so long as the Tenant hereunder is a Bear Stearns Tenant, such Tenant shall have the right to furnish Extra Cleaning to any portion of the Premises which is occupied by the original Tenant named herein or by the subtenant under any sublease permitted to be made without Landlord's consent. All contractors performing Extra Cleaning ("Tenant's Cleaning Contractors") shall be subject to Landlord's approval (which shall not unreasonably be withheld) and no such contractor shall enter the Building or the Premises for that purpose prior to being so approved. The provisions of Section 12.02 hereof regarding conflicts among laborers or contractors shall apply to the hiring of Tenant's Cleaning Contractors and any interference or conflicts caused by Tenant's Cleaning Contractors. The Extra Cleaning shall be performed in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the cleaning of the Premises or the Building and/or the removal of rubbish therefrom and if such interference or delay shall occur, Tenant, upon written notice from Landlord, shall promptly instruct Tenant's Cleaning Contractors to modify the particular manner of performing the Extra Cleaning which is causing such interference or delay, and if any such additional expense shall be incurred by Landlord as a result of the performance of the Extra Cleaning by Tenant's Cleaning Contractors, Tenant shall pay such additional expense as Additional Charges hereunder within thirty (30) days after its receipt of an invoice therefor. The personnel of Tenant's Cleaning Contractors shall be permitted, without charge, to use the passenger elevators and the freight elevators of the Building in the same manner as the personnel of Landlord's cleaning contractor; except that if the personnel of Tenant's Cleaning Contractors require the use of the freight elevators at times when the same are not being used by personnel of Landlord's cleaning contractor, then
Section 16.07 and the charges set forth therein shall be applicable.

                                   ARTICLE 18

                           Access and Name of Building
                           ---------------------------

      18.01. Except for the space within the inside surfaces of all walls, hung ceilings, floor slabs, windows and doors bounding the Premises, all of the Building, including, without limitation, exterior Building walls, any terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, repair and exterior decoration, are reserved to Landlord and persons authorized by Landlord, except in cases of emergency.

      18.02. Landlord reserves the right, subject to Section 18.06 hereof, and Tenant shall permit Landlord and persons authorized by Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises. Any pipes, ducts or conduits installed in or through the Premises pursuant to this Section 18.02 shall either be (i) concealed behind, beneath or within partitioning, columns, ceilings or floors located or to be located in the Premises to the extent physically practicable, or (ii) to the extent such concealment is not physically practicable, completely furred at points immediately adjacent to partitioning, columns or ceilings located or to be located in the Premises, in which case the installation of such pipes, ducts or conduits, when completed, shall not reduce the usable area of the Premises except to a de minimis extent. Any work performed by Landlord under this Section
18.02 shall be performed in accordance with the applicable provisions of Article 14.

      18.03. Landlord and persons authorized by Landlord shall have the right to enter and/or pass through the Premises at any time or times (a) during Business Hours, on at least one day's prior advice to Tenant, to show them to actual and prospective Superior Mortgagees, or prospective purchasers of the Building, (b) on at least four hours' prior advice to Tenant (except in the case of emergencies) to examine the Premises and, to the extent permitted by and subject to the applicable provisions of this lease, to make such repairs, alterations, additions and improvements in or to the Premises and/or in or to the Building or its facilities and equipment as Landlord or persons authorized by Landlord is or are required or desires to make, and (c) on at least four hours' prior advice to Tenant, to read any utility meters located therein (and Tenant shall have the right to accompany the persons reading such meters). Landlord and such authorized persons shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's covenants and obligations hereunder except as provided in Section 16.08. In doing the foregoing, Landlord shall comply with Tenant's reasonable security regulations of which Landlord has been advised in writing, and Landlord shall attempt to cause as little inconvenience to Tenant as may be practicable. Notwithstanding the foregoing, Tenant may designate portions of the Premises as special security areas, as to which Landlord may enter and/or pass through only when accompanied by a representative of Tenant, provided that Tenant agrees to make such representative available upon one Business Day's request by Landlord (which request need not be in writing), or upon such lesser notice as may be appropriate in the case of an emergency.

      18.04. If at any time (a) any windows of the Premises are either (i) temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building or (ii) covered by any translucent material for the purpose of energy conservation, and/or (b) any part of the Building, other than the Premises, is temporarily or permanently closed or inoperable for the purpose of making repairs or alterations or as a result of a taking by condemnation or eminent domain, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this lease, so long as Tenant shall have reasonable access to the Premises; provided that Landlord shall perform any repairs required to remedy any such temporary darkening (except as set forth in subsection 18.04(a)(ii) hereof), obstruction, closure or inoperability as required pursuant to Sections
14.02 and 14.03 hereof. Tenant acknowledges that Landlord has installed in the Building on the inside of the windows thereof a film to reduce the usage of energy in the Building. Tenant agrees that the foregoing provisions of Section
18.03 shall apply to the installation, maintenance or replacement of such film.

      18.05. Subject to the provisions of Section 18.03 hereof, during the period of 24 months prior to the expiration date of this lease, and during the applicable time periods set forth in Article 8 hereof when Landlord has an option to recapture the Premises or a portion thereof by assignment, sublease or lease termination, Landlord and persons authorized by Landlord may, upon at least one day's prior advice to Tenant (which advice need not be in writing), exhibit the Premises during Business Hours to prospective tenants. In doing so, Landlord shall comply with Tenant's reasonable security regulations. In connection with any such entry, Landlord shall cause as little inconvenience to Tenant as shall be practicable. Notwithstanding the provisions of this Article 18, Tenant may designate portions of the Premises as special security areas, as to which Landlord may enter and/or pass through only when accompanied by a representative of Tenant, provided that Tenant agrees to make such representative available upon one Business Day's request by Landlord (which request need not be in writing), or upon such lesser notice as may be appropriate in the case of an emergency.

      18.06. Landlord reserves the right, at any time, without it being deemed a constructive eviction and without incurring any liability to Tenant therefor (except as provided in Section 16.08), and without affecting or reducing any of Tenant's covenants and obligations hereunder, to make or permit to be made such changes, alterations, additions and improvements in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, doors, halls, passages, elevators, escalators and stairways thereof, and other public parts of the Building, as Landlord shall deem necessary or desirable, provided the same does not (i) diminish the usable area of the Premises, (ii) diminish the services to be furnished by Landlord to Tenant pursuant to other Sections of this lease, (iii) change the appearance of the Building from that of a first-class office building, (iv) materially reduce Tenant's access to the Premises or the quality and convenience to Tenant of the public portions of the Building, (v) change the address of the Building from a Park Avenue address or
(vi) relocate any entrances of the Building from Park Avenue or Lexington Avenue, unless such change or relocation is required by law. In making any such changes, alterations, additions and improvements, Landlord shall use reasonable efforts to cause as little inconvenience to Tenant as is practicable; provided, however, that nothing contained herein shall be construed to require Landlord to utilize overtime or "premium pay" labor in connection therewith. Landlord agrees that any changes, alterations, additions or improvements performed pursuant to this Section shall not, when completed, unreasonably interfere with the access to or use of the Premises by Tenant or materially diminish any services to be provided by Landlord hereunder.

      18.07. Landlord reserves the right to name the Building and to change the name or, subject to the provisions of clause (v) of Section 18.06 above, address of the Building at any time and from time to time. Landlord shall give Tenant reasonable prior notice of any change in the address of the Building. Neither this lease nor any use by Tenant shall give Tenant any easement or other right in or to the use of any door or any passage or any concourse or any plaza connecting the Building with any subway or any other building or to any public conveniences, and the use of such doors, passages, concourses, plazas and conveniences may without notice to Tenant, be regulated or discontinued at any time by Landlord. Subject to the terms and conditions hereinafter set forth in this Section 18.08, Landlord agrees that there shall be no signs on the exterior or in the common areas of the interior of the Building identifying tenants of the Building (including Tenant), except those identifying retail tenants of the Building. All such retail signs shall be appropriate for a first-class office Building and shall be consistent and compatible with the design, signage and graphics program for the Building, if any, established by Landlord. Notwithstanding the foregoing,:

            (i) Landlord shall have the right to permit Superior Occupants to have signage on the exterior and/or in the common areas of the interior of the Building without thereby creating any right of Tenant to have signage in such areas; and

            (ii) Landlord shall have the right, in its sole discretion, to permit non-retail tenants of the Building who are not Superior Occupants to have signage on the exterior and/or in the common areas of the interior of the Building; provided, however, in the event that Landlord shall so elect, Tenant shall have the right to have signage on the exterior and/or in the common areas of the interior of the Building, as the case may be, of equal prominence and equivalent location to one (1) such non-retail tenant that is not a Superior Occupant, with Tenant having the right to select such non-retail tenant. By way of example, if Tenant selects a non-retail tenant that is not a Superior Occupant that has been given the right to install a four (4) square foot plaque in the lobby of the Building but no signage on the exterior of the Building, Tenant shall have the right to install a plaque of up to four (4) square feet in the lobby of the Building, but no signage on the exterior of the Building.

      18.08. Landlord has informed Tenant that Landlord may elect to construct a construction hoist (herein called the "Hoist") on the outside of the Building to be used in connection with the demolition by Landlord of the Vacated Premises and the construction of the Vacated Premises for the initial occupancy of the new tenant(s) thereof by Landlord and/or such tenant(s). The Hoist, if constructed by Landlord, will be located on either the 46th Street or 47th Street side of the Building. Tenant shall permit Landlord to enter the Premises and the Vacated Premises on reasonable prior notice for the purpose of performing such work as Landlord shall reasonably deem necessary to secure the Hoist to the Building and to preserve and protect the Building from injury or damage in connection therewith. Landlord shall use commercially reasonable efforts to coordinate the performance of such work in the Premises and the Vacated Premises with Tenant and to perform such work in a manner that will not unreasonably interfere with Tenant's use and enjoyment of the Premises and the Vacated Premises; provided, however, that nothing contained herein shall be deemed to require Landlord to perform such work with premium pay or overtime labor. Landlord has informed Tenant that the aforementioned work to secure the Hoist to the Building may include the temporary removal of windows of the Premises and the Vacated Premises and replacement thereof with plywood or some other similar material. Landlord shall use commercially reasonable efforts to perform any of the work set forth in the immediately preceding sentence in a manner that will be aesthetically pleasing to Tenant under the circumstances. Tenant hereby agrees that, except to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors, Tenant shall not have any claim for damages or liability against Landlord, and the Existing Lease, this lease and the obligations of Tenant thereunder and hereunder shall not be affected or diminished by the installation and operation of the Hoist or Landlord's entry into the Premises and the Vacated Premises for the purposes set forth herein. Landlord shall indemnify and hold harmless Tenant from and against any claims, damages, costs, expenses and liabilities, including, without limitation, reasonable attorneys' fees, arising out of the installation, maintenance or removal of the Hoist, to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors; provided, however, that Landlord shall not in any event be liable for consequential damages. Only Landlord shall have the right to construct the Hoist, and Landlord shall not have the right to assign or delegate such right to any other tenant or occupant of the Building.

                                   ARTICLE 19

                                     Antenna
                                     -------

      19.01. Tenant shall have the right to (a) install, maintain and operate up to two (2) microwave antennas or communications dishes, or one such antenna and one such communications dish, each with a maximum width of 1.2 meters (each being herein called a "Microwave Antenna" and, collectively, the "Microwave Antennas") on the roof of the Building in an area reasonably acceptable to both Landlord and Tenant (such portion of the roof being sometimes herein referred to as the "Antenna Space"), (b) run lines and conduits and cables necessary for the operation of the Microwave Antennas from the roof of the Building into the Premises and (c) install, maintain and operate related equipment in two 2' x 2' LGX cabinets on the roof of the Building (herein referred to as the "Antenna Equipment"), provided that (and in the event Tenant makes such installations Tenant hereby covenants and agrees that): (i) such installations are performed in accordance with all laws and requirements of public authorities and do not cause structural damage to the Building, (ii) Tenant indemnifies and holds Landlord harmless from any liability, cost or expense connected therewith or arising therefrom of any nature whatsoever, (iii) Tenant promptly repairs any damage caused to the roof by reason of such installations, including without limitation, any repairs, restorations, maintenance, renewals or replacement of the roof necessitated by or in any way caused by or relating to such installations, (iv) Tenant removes such installations and lines and repairs any resulting damage to the Building and restores the roof and the Building to the condition which existed prior to any such installations, wear and tear and damage by casualty excepted, all at or prior to expiration of the term of this lease, (v) Tenant shall not install the Microwave Antennas without Landlord's prior approval of the manner of such installation, which approval Landlord agrees shall not be unreasonably withheld, conditioned or delayed and (vi) Tenant complies with such reasonable regulations and guidelines for antenna and dish installations and installation of the Antenna Equipment as Landlord may require from time to time. The foregoing notwithstanding, it is expressly understood and agreed that Tenant may substitute any antenna or communication dish for such Microwave Antennas provided that such substituted antenna and communications dish are substantially equivalent to or less than the size and scope of such Microwave Antennas and meets with such reasonable regulations and guidelines for antenna and dish installations as Landlord may require from time to time. Tenant shall have access to the roof as reasonably required in connection with the operation, installation and maintenance of the Microwave Antennas and the Antenna Equipment; provided however, Tenant shall always be accompanied on the roof at Tenant's expense by a representative of Landlord. Landlord agrees that such a representative shall be available upon one Business Day's request by Tenant (which need not be in writing) or upon such lesser notice as may be appropriate in case of an emergency. The Microwave Antennas and the Antenna Equipment are sometimes herein referred to collectively as the "Antenna."

      19.02. Tenant shall pay to Landlord from and after the installation of each Microwave Antenna, as Additional Charges, as and when Fixed Rent is payable hereunder the following amounts with respect to each Microwave Antenna:

                  (i) $18,000 per annum commencing on the later of the Commencement Date or the date the Microwave Antenna is installed and ending on December 31, 2012.

                  (ii) $22,350 per annum during the period commencing on January 1, 2013 and ending on the Expiration Date.

The Additional Charges with respect to each Microwave Antenna during any Extended Term shall be the fair market value for the space on which the Microwave Antenna is located, taking into account the facility to be installed therein, during such Extended Term (which may be subject to periodic increases) determined at such time and in such manner as the Fixed Rent for the Premises is determined provided, however, that the Additional Charges payable during the Extended Term for each Microwave Antenna shall never be less than the Additional Charges payable therefor immediately prior to the commencement of the Extended Term in question.

      19.03. Tenant covenants and agrees that all installations made by Tenant on the rooftop of the Building or in any other part of the Building pursuant to the provisions of this Article 19 shall be at the sole risk of Tenant, and neither Landlord nor Landlord's agents or employees shall be liable for any damage or injury thereto caused in any manner, unless the same shall proximately result from the negligence or misconduct of Landlord, its agents, employees and contractors. If the Antenna is installed, Tenant shall obtain and thereafter maintain during the term of this lease liability insurance coverage for the benefit of Landlord and its managing agent in such amount and of such type as Landlord may reasonably require. If any installations referred to in this
Article 19 should revoke, negate or in any manner impair or limit any roof warranty or guaranty obtained by Landlord, then Tenant shall reimburse Landlord for any loss or damage sustained or costs or expenses incurred by Landlord as a result thereof.

      19.04. Tenant covenants and agrees that the Antenna shall not interfere with or adversely affect any of Landlord's equipment, installations, lines or machinery, or access thereto for maintenance, repair or removal. Tenant shall cooperate reasonably with any other tenant or person (a "Roof User") having equipment, installations, lines or machinery on the roof of the Building ("Rooftop Installations") so as not to cause (or to eliminate) any interference caused to such Rooftop Installations by the Antenna, and Landlord shall cooperate reasonably and shall use reasonable efforts to cause any Roof User to cooperate reasonably with Tenant so as not to cause (or to eliminate) any interference caused to the Antenna by Landlord's or such Roof User's Rooftop Installations.

      19.05. Tenant acknowledges being advised by Landlord that Landlord has, and shall be, granting to third parties, various rights and licenses to utilize various portions of the Building and rooftop thereof for the installation of microwave dishes, satellite communications equipment, whip antenna and other communications equipment and related equipment (herein all of the foregoing are collectively called "Other Communications Equipment") and that, inasmuch as Landlord's ability to facilitate the installation and operation of such Other Communications Equipment will be of paramount importance to Landlord, Landlord shall have the right, at any time and from time to time, during the term of this Lease, upon thirty (30) days' prior written notice to Tenant, to require Tenant, at Landlord's expense as hereinafter provided, to relocate the Antenna to other areas of the Building and rooftop thereof as Landlord in its sole discretion may determine (provided that any such area to which Tenant shall be required to relocate the Antenna shall be no less suitable for Tenant's use (including line of sight) than the Antenna Space being used by Tenant prior to such relocation) so as to accommodate such Other Communications Equipment on the roof of the Building and so as to eliminate, or not to create, problems of interference with respect to or between Other Communications Equipment now, or in the future, installed on the roof or other areas of the Building. Landlord shall pay to Tenant the reasonable and actual out-of-pocket expenses incurred by Tenant in connection with such relocation, which expenses shall include, without limitation, the removal of the Antenna and the related conduits and cables, the purchasing of materials necessary for the relocation thereof, and the installation of the Antenna and other conduits and cables at such other location on the roof of the Building as shall be designated by Landlord within thirty
(30) days after presentation by Tenant of an invoice for such expenses, together with documentation reasonably satisfactory to Landlord of the amount thereof. Such relocation shall, to the extent practicable, be performed during hours other than Tenant's regular business hours so as to minimize any disruption of Tenant's normal business activities and except for such downtime such relocation shall not prevent Tenant from using its Antenna for its original intended purpose. Tenant and Landlord shall cooperate with each other to effectuate the relocation of the Antenna, support structures and related equipment, as shall be reasonably required by Landlord.

      19.06. Tenant shall not be permitted to assign or transfer all or any portion of the rights granted to Tenant pursuant to this Article 19 or to permit all or any portion of the Antenna Space to be used or occupied by any person or entity other than Tenant, except for an assignee of this Lease or a subtenant of all or a portion of the Premises pursuant to an assignment or sublease pursuant to Article 8 hereof.

      19.07. If Tenant shall not have installed the one or both of the Microwave Antennas on or before the second (2nd) anniversary of the Commencement Date, then commencing on the second (2nd) anniversary of the Commencement Date and continuing thereafter, Tenant's right to install the Microwave Antenna(s) not so installed shall be subject to the condition that Landlord shall have available, at the time Tenant desires to install such Microwave Antenna(s), sufficient space on the rooftop of the Building to accommodate Tenant's proposed installation, it being understood that Landlord shall not be under any obligation from and after the second (2nd) anniversary of the Commencement Date to reserve space for Tenant's Microwave Antenna(s), and from and after such second (2nd) anniversary of the Commencement Date, Landlord shall have the right to use the Antenna Space for any purpose as Landlord may wish, including, without limitation, permitting another tenant of the Building or another third party to install an antenna in the Antenna Space.

      19.08. Tenant shall be permitted to install up to two (2) additional Microwave Antennas on the roof of the Building in accordance with all of the terms and conditions of this Article 19, provided and on the condition that:

            (i) space on the roof of the Building would be available for such additional Microwave Antennas without allocating to Tenant a disproportionate amount of the space available on the roof of the Building for such purpose, and

            (ii) the Additional Charges payable with respect to such additional Microwave Antennas would be the fair market value of the allocated roof space at the time of installation.

                                   ARTICLE 20

                              Notice of Occurrences
                              ---------------------

      20.01. Tenant shall advise Landlord, promptly after Tenant has knowledge thereof, of (a) any occurrence in or about the Premises for which Landlord might be liable, (b) any fire or other material casualty in the Premises, (c) any damage to or defect in the Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible, and (d) any damage to or defect in any part or appurtenance of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Premises or any part thereof.

                                   ARTICLE 21

                        Non-Liability and Indemnification
                        ---------------------------------

      21.01. Except as expressly set forth in this lease, Landlord shall not be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, except to the extent that such loss, injury or damage was caused by or resulted from the act, omission or negligence of Landlord in the operation or maintenance of the Premises or the Building. No Superior Mortgagee, shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, unless and to the extent that such injury, damage or loss was caused by such Superior Mortgagee, as the case may be. Further, neither Landlord nor any Superior Mortgagee, shall be liable (a) for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work, unless caused by Landlord's negligence, or (b) even in the event of negligence, for consequential damages.

      21.02. Tenant shall indemnify and hold harmless Landlord and all Superior Mortgagees and Superior Lessors and the respective partners, directors, officers, shareholders, agents, contractors, employees and servants of Landlord and all Superior Mortgagees and Superior Lessors (each, a "Landlord Party") from and against any and all claims arising from or in connection with (a) the conduct or management of the Premises or of any business therein, or any work or thing whatsoever, or any condition created (other than by a Landlord Party) in or about the Premises during the term of this lease; (b) any act, omission or negligence of Tenant in connection with Tenant's use or occupancy of the Premises or pertaining to the subject matter of this lease; (c) subject to the provisions of Section 10.03(a), any accident, injury or damage whatever (unless and to the extent caused by the negligence of a Landlord Party) occurring in, at or upon the Premises; and (d) the failure by Tenant to pay any tax which Tenant is required by law to pay and for which Landlord may be liable under any contingency, together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. In case any action or proceeding be brought against a Landlord Party by reason of any such claim, Tenant, upon notice from Landlord or such Landlord Party, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord or such Landlord Party). This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature, including, without limitation, attorneys' fees and disbursements, incurred in connection with any such claim or proceeding brought thereon. Tenant shall have no liability for any consequential damages suffered by a Landlord Party (except to the extent, if any, that the damages provided for in Article 37 ("Holdover") hereof may constitute consequential damages).

      21.03. Except as otherwise expressly provided herein, Landlord shall indemnify and save Tenant and its partners, directors, officers, shareholders, agents, contractors, employees and servants (each, a "Tenant Party") harmless from and against all claims against any Tenant Party arising from any damage to the Premises and any injury to any person, and all costs and expenses incurred as a result thereof, to the extent that such damage or injury resulted from the acts, omissions or negligence of Landlord or a Landlord Party. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature, including, without limitation, attorneys' fees and disbursements, incurred in connection with any such claim or proceeding brought thereon. Landlord shall have no liability for any consequential damages suffered by any Tenant Party.

                                   ARTICLE 22

                              Damage or Destruction
                              ---------------------

      22.01. If the Building or the Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this lease shall not be terminated as in this Article 22 hereinafter provided), then:

            (a) Landlord shall repair the damage to and restore and rebuild the Base Building, to a condition substantially equivalent to the extent practicable (with respect to character, quality, utility and appearance) to that which existed prior to such damage, diligently and in a workmanlike manner after notice to it of the damage or destruction, and

            (b) Tenant shall (x) at Tenant's option, restore all or such portion of Tenant's Property as Tenant may elect to restore and (y) at Tenant's option, to be exercised separately with respect to each floor of the Premises, either

                  (i) repair the damage to and restore such portion of the leasehold improvements on such floor (or, in the case of a floor on which Tenant is not a full-floor tenant, the portion of such floor demised to Tenant) as shall, at a minimum, result in a usable open floor plan, including, without limitation, ceiling, lighting and floor coverings and any and all leasehold improvements which are required to be installed therein to permit such floor to be used in compliance with applicable Legal Requirements (herein collectively called the "Improvements Restoration Work"); or

                  (ii) demolish the leasehold improvements located on such floor (or, in the case of a floor on which Tenant is not a full-floor tenant, the portion of such floor demised to Tenant) (herein called the "Improvements Demolition Work"), which Improvements Restoration Work or Improvements Demolition Work (as the case may be) shall be performed diligently and in a workmanlike manner after the substantial completion of Landlord's repairs and restoration of the Base Building.

The Improvements Restoration Work and the Improvements Demolition Work shall be deemed to constitute Alterations for the purposes of Article 12 hereof, except that, notwithstanding anything to the contrary contained in Article 12 Tenant shall not be obligated to pay any charge in connection with Landlord's review of Tenant's plans and specifications in connection with such work.

            The proceeds of policies providing coverage for leasehold improvements installed in the Premises shall be paid to Tenant, to be used by Tenant to perform the Improvements Restoration Work and/or the Improvements Demolition Work (as the case may be), to the extent Tenant is required to perform the same, and otherwise to be retained by Tenant.

            If this lease shall be terminated at the election of Tenant pursuant to this Article 22, then Tenant shall pay to Landlord, out of the proceeds of policies providing coverage for leasehold improvements or out of other Tenant funds as required, such amount as shall be required to perform the Improvement Restoration Work or the Improvements Demolition Work (as Tenant shall elect).

            Tenant shall be solely responsible for (i) the amount of any deductible under the policy insuring the leasehold improvements and (ii) the amount, if any, by which the cost of the Improvements Restoration Work and/or the Improvements Demolition Work (as the case may be) exceeds the available insurance proceeds therefor.

      22.02. If on account of fire or other casualty, all or a part of the Premises shall be rendered untenantable (whether as a result of damage or destruction to any portion of the Premises or damage or destruction to other parts of the Building) the Fixed Rent and the Additional Charges under Article 3 hereof shall be abated in the proportion that the untenantable area of the Premises bears to the total area of the Premises (taking into account and making an adjustment on account of any damage to, and the Fixed Rent payable with respect to, space added to the Premises pursuant to the provisions of Article 4 hereof) for the period from the date of the damage or destruction to the date on which the last of the following events shall occur:

            (i) the repair and restoration of the Premises Base Building Elements shall have been substantially completed by Landlord (provided, however, that if such repairs would have been substantially completed at an earlier date but for Tenant's having failed to reasonably cooperate with Landlord in effecting such repair and restoration, then the Premises Base Building Elements shall be deemed to have been repaired and restored substantially on such earlier date (and the opinion of the Casualty Consultant in this regard shall be controlling on this issue)); and

            (ii) the damaged leasehold improvements could be restored, and the fixtures and equipment replaced, with due diligence and dispatch (commencing immediately after Landlord's substantial completion of the restoration of the Premises Base Building Elements) with materials of like kind and quality to the same condition as existed prior to such damage; and

            (iii) the repair and restoration of any other parts of the Base
                  Building shall have been substantially completed to the extent, if any, required to render the Premises tenantable, substantially as immediately prior to the occurrence of such fire or casualty;

(the repair and restoration referred to in clause (i) and (iii) above being herein called the "Basic Restoration") provided, however, should Tenant or any of its subtenants reoccupy a portion of the Premises for the conduct of its business (excluding Disaster Functions, as such term is hereinafter defined) during the period the repair work is taking place and prior to the date that the Premises are substantially repaired or made tenantable, the Fixed Rent and the Additional Charges allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy. For purposes hereof, the term "Disaster Functions" shall mean the use of the Premises to the limited extent of Tenant's security personnel for the preservation of Tenant's property, Tenant's insurance adjusters, and/or a minimal number of Tenant's employees for file retrieval, planning of temporary relocation and other disaster recovery functions. Notwithstanding anything to the contrary contained herein, Tenant or any of its subtenants shall not be deemed to be reoccupying a portion of the Premises for the conduct of its business merely because Tenant or any of its subtenants is or are temporarily storing at the Premises items which were present at the Premises at the time that the fire or other casualty occurred.

      22.03.      If

                  (i) the Building shall be totally damaged or destroyed by fire or other casualty, or the Building shall be so damaged or destroyed by fire or other casualty that its repair or restoration requires more than four hundred and twenty (420) days or the expenditure of more than forty (40%) percent of the full insurable value of the Building immediately prior to the casualty (as estimated by the Casualty Consultant, if Landlord wishes to make this election, in which event

                        Landlord shall obtain such an estimate from the Casualty Consultant) or

                  (ii) during the last two (2) years of the term of this Lease, as same may have been extended, (x) the Premises shall be totally damaged or destroyed by fire or other casualty, or (y) the Premises shall be so damaged or destroyed by fire or other casualty that its repair or restoration requires the expenditure of more than forty (40%) percent of the full insurable value of the Premises (including all leasehold improvements) immediately prior to the fire or other casualty (as estimated in any such case by the Casualty Consultant, if Landlord wishes to make this election, in which event Landlord shall obtain such an estimate from the Casualty Consultant)

and, if the circumstances set forth in clause (i) above have occurred, Landlord shall have canceled leases (including this Lease) covering at least seventy-five (75%) percent of the office space in the Building, and Landlord shall have provided Tenant with a certificate signed by an officer of Landlord to such effect, then in any such case Landlord may terminate this Lease by giving Tenant notice to such effect (herein called "Landlord's Casualty Termination Notice") as soon as practicable under the circumstances and in any event within one hundred five (105) days after the date of the casualty. For the purpose of this Section only, "full insurable value" shall mean replacement cost less the cost of footings, foundations and other structures below the street and first floors of the Building.

      22.04. (a) In the case of any damage or destruction mentioned in this
Article 22, Tenant may terminate this Lease by notice given to Landlord in accordance with the last sentence of this Section 22.04(a):

                  (i) if there has been damage or destruction to the Building, which damage renders untenantable less than twenty-five percent (25%) of the Premises (herein called a "Non-Essential Casualty") and Landlord shall not have completed the Basic Restoration within eighteen (18) months from the date of such damage or destruction (herein called the "Non-Essential Restoration Completion Date"); or

                  (ii) if there has been damage or destruction to the Building, which damage renders untenantable twenty-five percent (25%) or more of the Premises (herein called an "Essential Casualty") and Landlord shall not have completed the Basic Restoration within fifteen (15) months from the date of such damage or destruction (herein called the "Essential Restoration Completion Date").

Landlord shall use all reasonable efforts to make such repair or restoration diligently and in a workmanlike manner and in such manner as to not, to the extent practicable, unreasonably interfere with Tenant's use and occupancy of the Premises; provided, however, that: (i) Landlord shall not be required to do such repair or restoration work on an overtime basis except to the extent that the cost of such overtime work would be covered by Landlord's insurance or (ii) upon Tenant's written request and agreement to bear the incremental additional cost of same, Landlord shall perform the repair and restoration of the Base Building Premises Elements on an overtime basis. In the event that Tenant becomes entitled to terminate this Lease and the term and estate hereby granted pursuant to the provisions of the first sentence of this Section 22.04(a), Tenant may do so by giving a notice to such effect to Landlord within thirty
(30) days following the date on which Tenant becomes so entitled, and upon the giving of such notice this Lease and the term and estate hereby granted shall terminate as of the date set forth in such notice, which shall not in any event be more than two hundred seventy (270) days after the giving of such notice, with the same force and effect as if such date were the Expiration Date specified herein.

Notwithstanding anything to the contrary contained in subsections 22.04(a)(i) and (ii) above: (x) if a fire or other casualty coming within the scope of this
Article 22 shall occur between twenty-four (24) months and eighteen (18) months prior to the Expiration Date of the initial term of this lease or any Extended Term, as applicable, any references in subsection 22.04(a)(i) above to "eighteen
(18)" months or subsection 22.04(a)(ii) above to "fifteen (15)" months shall be deemed to be "four (4) months"; (y) if a fire or other casualty coming within the scope of this Article 22 shall occur between twelve (12) months and eighteen
(18) months prior to the Expiration Date of the initial term of this lease or any Extended Term, as applicable, any references in subsection 22.04(a)(i) above to "eighteen (18)" months or subsection 22.04(a)(ii) above to "fifteen (15)" months shall be deemed to be "two (2) months"; and (z) if a fire or other casualty coming within the scope of this Article 22 shall occur during the last twelve (12) months immediately preceding the Expiration Date of the initial term of this lease or any Extended Term, as applicable, any references in subsection 22.04(a)(i) above to "eighteen (18)" months or subsection 22.04(a)(ii) above to "fifteen (15)" months shall be deemed to be "one (1) month". The provisions of this paragraph shall have no applicability to a fire or other casualty occurring prior to the Commencement Date (i.e., this paragraph shall not apply when applying the provisions of this Article 22 to a casualty that occurs during the last two (2) years of the term of the Existing Lease).

            (b) 1. Within ninety (90) days after the occurrence of damage or destruction mentioned in this Article 22, Landlord shall give Tenant a notice (herein called an "Anticipated Completion Date Notice") accompanied by the written opinion of a reputable independent construction consultant selected by Landlord and reasonably approved by Tenant (herein called the "Casualty Consultant"), of the date by which Landlord will be able (under normal construction practices) to substantially complete the Basic Restoration (herein called the "Anticipated Completion Date"). If Landlord fails timely to give an Anticipated Completion Date Notice, and such failure continues for ten (10) Business Days after Landlord's receipt of notice from Tenant specifying such failure and specifically stating that Landlord will be deemed to have given an Anticipated Completion Date Notice setting forth an Anticipated Completion Date

                                     -103
as hereinafter set forth, then Landlord shall be deemed to have given an Anticipated Completion Date Notice setting forth as the Anticipated Completion Date the day after the Non-Essential Restoration Completion Date or the Essential Restoration Completion Date, as the case may be, (any such date being herein called a "Deemed Anticipated Completion Date"); provided, however, that Landlord may render any Deemed Anticipated Completion Date null, void and of no further force or effect by giving an Anticipated Completion Date Notice at any time prior to the delivery by Tenant of its notice of termination set forth in
Section 22.04(b)(1)(x) below. If the Anticipated Completion Date shall be after the Non-Essential Restoration Completion Date or the Essential Restoration Completion Date, as the case may be, then

                        (x) Tenant shall have the right, within thirty (30) days after the Anticipated Completion Date Notice is given (or deemed to have been given and not rendered void in accordance with the foregoing), to terminate this lease by giving notice of such termination to Landlord, and on the date set forth in such notice, which shall not in any event be less than thirty (30) days after the giving of such notice nor more than two hundred seventy
                              (270) days after the giving of such notice, this lease will terminate as if such date were the Expiration Date specified herein; and

                        (y) if Tenant does not give such termination notice within said thirty-day period, then the Non-Essential Restoration Completion Date or the Essential Restoration Completion Date, as the case may be, provided for herein shall automatically be deemed extended to the date which is thirty (30) days following the Anticipated Completion Date.

In no event shall Landlord have any additional liability to Tenant by reason of the restoration's not being completed on the Anticipated Completion Date except as set forth in this Section 22.04(b)(1).

                  2. In the case of an Essential Casualty, if Landlord has not completed the Basic Restoration within seven (7) months from the date of such damage or destruction, Landlord, within thirty (30) days following its receipt of a written request from Tenant, shall give Tenant a second notice (herein called a "Revised Date Notice"), accompanied by a second written opinion of the Casualty Consultant, of the date by which the Casualty Consultant then projects that Landlord will be able (under normal construction practices) to substantially complete the Basic Restoration (herein called the "Revised Date"). If Landlord fails timely to give a Revised Date Notice, and such failure continues for ten (10) Business Days after Landlord's receipt of notice from Tenant specifying such failure and specifically stating that Landlord will be deemed to have given a Revised Date Notice setting forth a Revised Date as hereinafter set forth, then Landlord shall be deemed to have given a Revised

Date Notice setting forth as the Revised Date the day after the Essential Restoration Completion Date (as such date may have been extended pursuant to Section 22.04(b)(1). above)(any such date being herein called a "Deemed Revised Date"); provided, however, that Landlord may render any Deemed Revised Date null, void and of no further force or effect by giving a Revised Date Notice at any time prior to the delivery by Tenant of its notice of termination set forth in Section 22.04(b)(2)(x) below. If the Revised Date shall be after the Essential Restoration Completion Date (as such date may have been extended pursuant to Section 22.04(b)1. above), then

                        (x) Tenant shall have the right, within thirty (30) days after the Revised Date Notice is given (or deemed to have been given and not rendered void in accordance with the foregoing), to terminate this lease by giving notice of such termination to Landlord, and on the date set forth in such notice, which shall not in any event be less than thirty (30) days after the giving of such notice nor more than two hundred seventy (270) days after the giving of such notice, this lease will terminate as if such date were the Expiration Date specified herein, and

                        (y) if Tenant does not give such termination notice within said thirty-day period, then the Essential Restoration Completion Date provided for herein shall automatically be deemed extended to the date which is thirty (30) days following the Revised Date.

In no event shall Landlord have any additional liability to Tenant by reason of the restoration's not being completed on the Revised Date except as set forth in this Section 22.04(b)(2).

      22.05. Landlord and Tenant shall fully cooperate with each other in connection with the collection of any insurance proceeds payable in respect of any casualty to the Building and shall comply with all reasonable requests made by each other in connection therewith, including, without limitation, the execution of any affidavits reasonably required by the applicable insurance companies.

      22.06. Except to the extent expressly set forth in this Article 22, Tenant shall not be entitled to terminate this Lease and Landlord shall have no liability to Tenant for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Article 22.

      22.07. Landlord will not carry insurance of any kind on Tenant's Property or on Tenant's leasehold improvements and shall not be obligated to repair any damage to or replace any of the foregoing and Tenant agrees to look solely to its insurance for recovery of any damage to or loss of any of the foregoing.

      22.08. The provisions of this Article 22 shall be deemed an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

                                   ARTICLE 23

                                 Eminent Domain
                                 --------------

      23.01. If the whole of the Building or the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "Date of the Taking"), and the Fixed Rent and Additional Charges under Article 3 shall be prorated and adjusted as of such date.

      23.02. If only a part of the Building or the Land shall be acquired or condemned for any public or quasi-public use or purpose, then, (i) except as hereinafter provided in this Section, this lease and the term hereof shall continue in force and effect but, if a part of the Premises is included in the part of the Building so acquired or condemned, from and after the date of the vesting of title or the date possession of such part is taken, whichever occurs later, the Fixed Rent as well as Tenant's Proportionate Tax Share and Tenant's Proportionate Operating Share shall be reduced in the proportion which the area of the part of the Premises so acquired or condemned bears to the total area of the Premises immediately prior to such acquisition or condemnation (taking into account, and making an adjustment on account of any taking or acquisition of, and the Fixed Rent payable with respect to, space added to the Premises pursuant to the provisions of Article 4 hereof based on the respective Rent therefor);
(ii) whether or not the Premises shall be affected thereby, Landlord, at Landlord's option, may give to Tenant, within sixty (60) days next following the date upon which Landlord shall receive notice of vesting of title (other than a vesting of title to a portion of the Land only or less than 5% of the rentable area of the Building), not less than five (5) day's notice of termination of this lease, provided that by reason of such taking Landlord shall have elected to terminate (on a date not later than the date of termination specified on such notice) leases, if any, affecting at least 50% of the space in the Building (exclusive of the Premises) which is occupied by tenants; and (iii) if the part of the Building so acquired or condemned shall contain more than 20% of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Premises, Tenant, at Tenant's option, may give to Landlord, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days' notice of termination of this lease. If any such notice of termination is given by Landlord or Tenant, this lease and the term hereof shall come to an end and expire upon the date set forth in such notice with the same effect as if such date were the Expiration Date. If part of the Building shall be so acquired or condemned, and this lease and the term hereof shall not be terminated pursuant to the foregoing provisions of this Section 23.02, Landlord, at

Landlord's expense, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than Tenant's Property) to substantially their former condition to the extent that the same may be feasible (subject to reasonable changes which Landlord shall deem desirable) and so as to constitute a complete and tenantable Building and Premises of substantially the same quality. In addition, the Fixed Rent and Additional Charges payable with respect to those portions of the Premises not so acquired or condemned which are rendered untenantable by Landlord's work in restoring such portions of the Premises as provided in this Section 23.02, shall be equitably reduced, until substantial completion of such restoration (taking into account, and making an adjustment on account of any taking or acquisition of, and the Fixed Rent payable with respect to, space added to the Premises pursuant to the provisions of Article 4 hereof based on the respective Rent therefor). In the event of any termination of this lease and the term hereof pursuant to the provisions of this Section 23.02, the Fixed Rent and Additional Charges shall be apportioned as of the date of termination and any prepaid portion of Fixed Rent and Additional Charges for any period after such date shall be refunded by Landlord to Tenant.

      23.03. In the event of any such acquisition or condemnation of all or any part of the Land or the Building, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the term of this lease and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this
Section 23.03 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any of Tenant's trade fixtures which are taken and moving expenses, provided any such claim does not reduce the amount of the award payable to Landlord or any Superior Party.

      23.04. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Premises. This lease shall be and remain unaffected by such taking and Tenant shall continue responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Fixed Rent and Additional Charges when due. If the period of temporary use or occupancy shall extend beyond the expiration date of this lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such expiration date and Landlord shall receive so much thereof as represents the period after such expiration date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Fixed Rent and Additional Charges have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Fixed Rent and Additional Charges becoming due hereunder.

      23.05. Any dispute which may arise between the parties with respect to the meaning or application of any of the provisions of this Article shall be determined by arbitration as provided in Article 34.

                                   ARTICLE 24

                                    Surrender
                                    ---------

      24.01. On the last day of the term of this lease, or upon any earlier termination of this lease, or upon any reentry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this lease. Upon Tenant's surrender of the Premises, Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this lease. Any of Tenant's Property not removed by Tenant shall be deemed abandoned, and may be disposed of at Landlord's sole discretion without accountability therefor.

      24.02. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord and each Superior Lessor and Superior Mortgagee whose lease or mortgage, as the case may be, provides that no such surrender may be accepted without its consent.

                                   ARTICLE 25

                            Conditions of Limitation
                            ------------------------

      25.01. This lease and the term and estate hereby granted are subject to the limitation that whenever Tenant, or any guarantor of Tenant's obligations under this lease, shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any federal or state bankruptcy, insolvency or receivership law, or an involuntary petition shall be filed against Tenant or such guarantor under any federal or state bankruptcy, insolvency or receivership law, or under the provisions of any law of like import, or whenever a receiver of Tenant or such guarantor, or a receiver of or for the property of Tenant or such guarantor, shall be appointed, then Landlord
(a) if such event occurs without the acquiescence of Tenant or such guarantor, as the case may be, at any time after the event continues for 120 days, or (b) in any other case at any time after the occurrence of any such event, may give Tenant a notice of intention to end the term of this lease at the expiration of five days from the date of service of such notice of intention, and upon the expiration of said five-day period this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the expiration date of this lease, but Tenant shall remain liable for damages as provided in Article 27. Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any case or proceeding described in this Section 25.01, or by federal or state statute, then, following the earlier of (i) the expiration of any such stay, or (ii) if

Tenant or Tenant as debtor-in-possession or the trustee appointed to administer Tenant's estate shall fail to assume Tenant's obligations under this lease within the period prescribed therefor by law (or within one hundred twenty (120) days after entry of the order for relief) or as may be allowed by the court, or
(iii) if Tenant or Tenant as debtor-in-possession or such trustee for Tenant shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this lease as provided in Section 27.04(a), Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this lease on five (5) days' notice to Tenant, Tenant as debtor-in-possession or said trustee and upon the expiration of said five (5) day period this lease shall cease and expire as aforesaid and Tenant, Tenant as debtor-in-possession and/or said trustee shall immediately quit and surrender the Premises as aforesaid.

      25.02. This lease and the term and estate hereby granted are subject to the further limitations that if, at any time prior to or during the term hereof, any one or more of the following events which is not cured within the applicable grace period (such an event is herein called an "Event of Default") shall occur:

            (a) if Tenant shall default in the payment when due of any installment of the Fixed Rent or of any installment thereof, and such default shall continue for a period of ten (10) days after notice from Landlord to Tenant to cure such default; or

            (b) if Tenant shall default in the payment when due of any installment of Tax Payments or Operating Payments, and such default shall continue for a period of ten (10) days after notice from Landlord to Tenant to cure such default; or

            (c) if Tenant shall default in the payment of any of the Additional Charges after the rendition of a statement therefor and the expiration of the period within which Tenant is obligated to pay such Additional Charges pursuant to the applicable provisions of this lease, and such default shall continue for ten (10) days after notice thereof by Landlord to Tenant; or

            (d) if Tenant shall default in the observance and performance of any other term, covenant or condition of this lease on Tenant's part to be observed or performed and Tenant shall fail to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that, or if due to Unavoidable Delays, it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence within said period of thirty (30) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default as soon as reasonably possible; or

            (e) if any event shall occur or any contingency shall arise whereby this lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Article 8, and Tenant fails to remedy such default within twenty (20) days after notice thereof by Landlord;

      then in any of said cases Landlord, during the continuance of such Event of Default, may give to Tenant a notice of intention to end the term of this Lease at the expiration of five days from the date of the service of such notice of intention, and upon the expiration of said five days this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day was the day herein definitely fixed for the end and expiration of this Lease, but Tenant shall remain liable for damages as provided in
      Article 24 hereof.

      25.03. (a) If, at any time after Tenant named herein may have assigned its interest in this lease, this lease shall be disaffirmed or rejected or be deemed disaffirmed or rejected in any proceeding of the types described in Section 25.01, or in any similar proceeding, or in the event of termination of this lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to Section 25.02 based upon any of the Events of Default set forth in said Section 25.02, Tenant named herein, upon request of Landlord given within sixty (60) days next following any such disaffirmance, rejection or termination (and following actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (1) pay to Landlord all Fixed Rent and Additional Charges due and owing by the assignee to Landlord under this lease to and including the date of such disaffirmance, rejection or termination, and (2) as "tenant," enter into a new lease with Landlord of the Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, unless sooner terminated as in such new lease provided, at the same Fixed Rent and Additional Charges and upon the then executory terms, covenants and conditions as are contained in this lease, except that (i) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this lease and the possessory rights of any person claiming by, through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this lease to be cured by Tenant within the time periods specified herein exclusive of any default referred to in Section 25.01, and
(iii) such new lease shall require Tenant to pay all Fixed Rent and Additional Charges reserved in this lease which, had this lease not been so disaffirmed, rejected or terminated, would have accrued hereunder after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant named herein shall default in its obligation to enter into said new lease for a period of ten (10) days next following Landlord's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, or under this lease, Landlord shall have the same rights and remedies against Tenant named herein as if Tenant named herein had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant's default thereunder.

            (b) In the event of any assignment of this lease permitted pursuant to the terms hereof:

                        (1) Landlord shall accept performance by Tenant named herein of any term, covenant, agreement, provision, condition or limitation on the then tenant's part to be performed and observed under this lease with the same force and effect as if performed and observed by the then tenant, provided such performance shall occur within the time prescribed therefor in this lease. The curing or remedying of any default by Tenant named herein within the time period permitted herein shall be deemed to be the curing or remedying thereof, and Tenant named herein, to the extent of any monies spent by it or obligations incurred by it, shall be entitled to proceed by an action at law against the then tenant for the recovery of such sum; provided however, that such rights of Tenant named herein shall be subordinate to any rights of Landlord to recover and collect any sums then or thereafter due or to become due to Landlord under this lease.

                        (2) If this lease shall be terminated by reason of an Event of Default occurring hereunder or if this lease shall be disaffirmed or rejected or be deemed disaffirmed or rejected in any proceeding of the types described in Section 25.01, and provided (i) the assignee of this lease is not an Affiliate of Tenant and (ii) Tenant named herein shall pay to Landlord all Fixed Rent and Additional Charges due and owing by any assignee to Landlord under this lease to and including the date of such termination, disaffirmance or rejection, Tenant named herein may, by notice to Landlord given within thirty (30) days next following such termination, rejection or disaffirmance, request (and, except as hereinafter provided, Landlord and Tenant named herein shall promptly thereafter execute and deliver) a new lease of the Premises from Landlord for a term commencing on the effective date of such termination, rejection or disaffirmance and ending on the Expiration Date (unless sooner terminated as in such new lease provided), at the same Fixed Rent and Additional Charges and upon the then executory terms, covenants, agreements, provisions, conditions and limitations provided in this lease, except that (a) the rights of Tenant named herein under the new lease shall be subject to the possessory rights of any assignee under this lease and the possessory rights of any person claiming by, through or under such assignee or by virtue of any statute or of any order of any court, and (b) such new lease shall require all defaults existing under this lease to be cured by Tenant named herein within the time periods specified herein, exclusive of any default referred to in Section 25.01, and (c) such new lease shall require Tenant named herein to pay all Fixed Rent and Additional Charges reserved in this lease which, had this lease not been so terminated, rejected or disaffirmed, would have accrued hereunder after the date of such termination, rejection or disaffirmance with respect to any period prior thereto. Notwithstanding the foregoing, Landlord shall have the right, for a period of twenty (20) days after the request by Tenant named herein for a new lease, to reject, in writing, such request, in which event Tenant named herein shall thereupon be deemed entirely freed and relieved by Landlord of any and all covenants and obligations under or in respect of this lease and in respect of the Premises.

                        (3) The provisions of this Section 25.03 shall survive the expiration or earlier termination of this lease.

                                   ARTICLE 26

                              Re-Entry by Landlord
                              --------------------

      26.01. If an Event of Default shall occur in the payment of any of the Fixed Rent or Additional Charges, and such Event of Default shall continue for five days after notice thereof by Landlord to Tenant, or if this lease shall terminate as provided in Article 25, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any person therefrom, to the end that Landlord may have, hold and enjoy the Premises. The word "re-enter", as used herein, is not restricted to its technical legal meaning. If this lease is terminated under the provisions of Article 25, or if Landlord shall re-enter the Premises under the provisions of this Article, or in the event of the termination of this lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Fixed Rent and Additional Charges payable up to the time of such termination of this lease, or of such recovery of possession of the Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 27.

      26.02. In the event of a breach or threatened breach by Tenant of any of its obligations under this lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

      26.03. If this lease shall terminate under the provisions of Article 25, or if Landlord shall re-enter the Premises under the provisions of this Article, or in the event of the termination of this lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of an Event of Default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, and all other monies to be refunded to Tenant pursuant to the terms of this lease, but such monies shall be credited by Landlord against any of the Fixed Rent or Additional Charges due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 27 or pursuant to law.

                                   ARTICLE 27

                                     Damages
                                     -------

      27.01. If this lease is terminated under the provisions of Article 25, or if Landlord shall re-enter the Premises under the provisions of Article 26, or in the event of the termination of this lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of an Event of Default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

            (a) a sum which at the time of such termination of this lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (i) the aggregate amount of the Fixed Rent and Additional Charges under Article 3 which would have been payable by Tenant (conclusively presuming the average monthly Additional Charges under Article 3 to be the same as were payable for the last 12 calendar months, or if less than 12 calendar months have then elapsed since the Commencement Date, all of the calendar months, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this lease or the date of any such re-entry, as the case may be, and ending with the date contemplated as the expiration date hereof if this lease had not so terminated or if Landlord had not so re-entered the Premises, over (ii) the aggregate rental value of the Premises for the same period, both discounted to present worth at the rate of six percent (6%) per annum, or

            (b) sums equal to the Fixed Rent and Additional Charges under
Article 3 which would have been payable by Tenant (conclusively presuming the average monthly Additional Charges under Article 3 to be the same as were payable for the 12 calendar months, or if less than 12 calendar months have then elapsed since the Commencement Date, all of the calendar months, immediately preceding such termination or re-entry) had this lease not so terminated, or had Landlord not so re-entered the Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the date contemplated as the expiration date hereof if this lease had not so terminated or if Landlord had not so re-entered the Premises; provided however, that if Landlord shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this lease or in re-entering the Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Premises for new tenants, brokers' commissions, legal fees, and all other expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the remaining term of this lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting. If the Premises or any part thereof be relet by Landlord for the unexpired portion of the term of this lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Premises, or part thereof, so relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises or any part thereof, or if the Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such refusal or failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this lease.

      27.02. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this lease would have expired if it had not been so terminated under the provisions of Article 25, or under any provision of law, or had Landlord not re-entered the Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this lease or re-entry on the Premises for the default of Tenant under this lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 27.01.

      27.03. In addition, if this lease is terminated under the provisions of
Article 25, or if Landlord shall re-enter the Premises under the provisions of
Article 26, Tenant agrees that:

            (a) the Premises then shall be in the same condition as that in which Tenant has agreed to surrender the same to Landlord at the expiration of the term hereof;

            (b) Tenant shall have performed prior to any such termination any covenant of Tenant contained in this lease for the making of any Alteration or for restoring or rebuilding the Premises or the Building, or any part thereof; and

            (c) for the breach of any covenant of Tenant set forth above in this
Section 27.03, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the cost of performing such covenant (as estimated by an independent contractor selected by Landlord).

      27.04. (a) If an order for relief is entered with respect to Tenant or if a stay of proceeding or other acts becomes effective in favor of Tenant or Tenant's interest in this lease, in any proceeding which is commenced by or against Tenant, under the present or any future federal bankruptcy code or any other present or future applicable federal, state or other statute or law, Landlord shall be entitled to invoke any and all rights and remedies available to it under such bankruptcy code, statute, law or this lease, including, without limitation, such rights and remedies as may be necessary to adequately protect Landlord's right, title and interest in and to the Premises or any part thereof and/or adequately assure the complete and continuous future performance of Tenant's obligations under this lease. Adequate protection of Landlord's right, title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this lease, shall include, without limitation, the following requirements:

                  (i) that Tenant shall comply with all of its obligations under this lease;

                  (ii) that Tenant shall pay to Landlord, on the first day of each month occurring subsequent to the entry of such order or the effective date of such stay, a sum equal to the amount by which the Premises diminished in value during the immediately preceding monthly period, but, in no event, an amount which is less than the aggregate Fixed Rent and Additional Charges payable for such monthly period;

                  (iii) that Tenant shall continue to use the Premises in the manner required by this lease;

                  (iv) that Landlord shall be permitted to supervise the performance of Tenant's obligations under this lease;

                  (v) that Tenant shall hire, at its sole cost and expense, such security personnel as may be necessary in Landlord's judgment to insure the adequate protection and security of the Premises;

                  (vi) that Tenant pay to Landlord within thirty (30) days after entry of such order or the effective date of such stay, as partial adequate protection against future diminution in value of the Premises and adequate assurance of the complete and continuous future performance of Tenant's obligations under this lease, a security deposit in an amount acceptable to Landlord, but in no event less than the Fixed Rent and Additional Charges payable hereunder for the next twelve months;

                  (vii) that Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this lease;

                  (viii) that Landlord be granted a security interest acceptable to Landlord in property of Tenant to secure the performance of Tenant's obligations under this lease; and

            (b) If Tenant's trustee, Tenant or Tenant as debtor-in-possession assumes this lease in accordance with the United States Bankruptcy Code and proposes to assign the same (pursuant to Title 11 U.S.C. ss. 365, as the same may be amended) to any person who shall have made a bona fide offer to accept an assignment of this lease on terms acceptable to Tenant's trustee, Tenant or Tenant as debtor-in-possession, then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and (z) the adequate assurance to be provided Landlord to assure such person's future performance under this lease, including, without limitation, the assurance referred to in Title 11 U.S.C. S 365(b)(3) (as the same may be amended), shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession no later than twenty (20) days after receipt by the trustee, Tenant or Tenant as debtor-in-possession of such offer, but in any event no later than ten (10) days prior to the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant's trustee, Tenant or Tenant as debtor-in-possession, given at any time prior to the effective date of such proposed assignment, to accept an assignment of this lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this lease.

                                   ARTICLE 28

                               Affirmative Waivers
                               -------------------

      28.01. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this lease after being dispossessed or ejected therefrom by process of law or under the terms of this lease or after the termination of this lease as provided in this lease.

      28.02. If Tenant shall be in default in the payment of any of the Fixed Rent or Additional Charges, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Tenant agrees than Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items to which any such payments shall be credited.

      28.03. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto; provided however, that Tenant's waiver of trial by jury shall apply only to summary proceedings and actions to recover damages pursuant to Article 27.

      28.04. Tenant shall not interpose any counterclaim of any kind in any action or proceeding commenced by Landlord to recover possession of the Premises, unless the failure by Tenant to interpose such counterclaim in any such action or proceeding would preclude Tenant from asserting the subject matter of such counterclaim in a separate action.

                                   ARTICLE 29

                                   No Waivers
                                   ----------

      29.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of any Fixed Rent or Additional Charges or both with knowledge of breach by Tenant of any obligation of this lease shall not be deemed a waiver of such breach.

                                   ARTICLE 30

                                 Curing Defaults
                                 ---------------

      30.01. If Tenant shall default in the performance of any of Tenant's obligations under this lease, Landlord, or any Superior Mortgagee, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of the applicable grace period, if any.

      30.02. Bills for any expenses incurred by Landlord or any Superior Mortgagee, in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect any of the Fixed Rent or Additional Charges or any part thereof or enforcing or endeavoring to enforce any valid rights against Tenant or Tenant's obligations hereunder, under or in connection with this lease or pursuant to law, including any such cost, expense and disbursement involved in successfully instituting and prosecuting summary proceedings or in recovering possession of the Premises after default by Tenant or upon the expiration or sooner termination of this lease, and interest on all sums advanced by Landlord or such Superior Mortgagee under this Section and/or Section 30.01 at the rate of 1.5 percent per month or the maximum rate permitted by law, whichever is less, may be sent by Landlord to Tenant monthly, or immediately, at its option, and such amounts shall be due and payable in accordance with the terms of such bills.

                                   ARTICLE 31

                                     Broker
                                     ------

      31.01. Landlord and Tenant each warrant and represent to each other that no broker except Insignia/ESG, Inc. (herein called the "Broker") was instrumental in bringing about or consummating this Lease and that neither had any conversations or negotiations with any broker except the Broker concerning the leasing of the Premises. Landlord shall pay a brokerage commission to Broker in connection with this lease pursuant to a separate agreement between Landlord and Broker. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, arising out of any conversations or negotiations had by Tenant with any broker other than the Broker. Landlord agrees to indemnify and hold harmless Tenant against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, arising out of conversations or negotiations had by Landlord with any broker other than the Broker.

                                   ARTICLE 32

                                     Notices
                                     -------

      32.01. Any notice, statement, demand, consent, approval, advice or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority (collectively, "communications") shall be in writing (except as specifically otherwise provided elsewhere in this lease) and shall be deemed to have been properly given, rendered or made only if sent by personal delivery, registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, or nationally recognized overnight courier addressed as follows:

                  (a)   If to Landlord:

                        WFP 245 PARK CO. L.P.
                        c/o Brookfield Financial Properties, Inc.
                        One Liberty Plaza
                        165 Broadway
                        New York, New York 10006
                        Attention:  Senior Vice-President, Director of Leasing

                        with a copy to:

                        WFP 245 PARK CO. L.P.
                        c/o Brookfield Financial Properties, Inc.
                        One Liberty Plaza
                        165 Broadway
                        New York, New York 10006
                        Attention:  General Counsel


                  (b)   If to Tenant:

                         The Bear Stearns Companies Inc.
                         245 Park Avenue
                         New York, New York 10167
                         Attn: James Lang
                        and with copies to:

                        The Bear Stearns Companies Inc.

                        Legal Department
                        245 Park Avenue
                        New York, NY 10167
                        Attn:  James E. Raved, Esq.

                        and

                        Stroock & Stroock & Lavan LLP

                        180 Maiden Lane
                        New York, NY  10038
                        Attn:  Jacob Bart, Esq.

All such communications shall be deemed to have been given, rendered or made when delivered and receipted by the party to whom addressed (or the date that such receipt is refused, if applicable). Either party may, by notice as aforesaid, designate a different address or addresses for communications intended for it. Notwithstanding the foregoing, (i) with respect to an occurrence presenting imminent danger to the health or safety of persons or damage to property in, on or about the Building or (ii) during a postal strike, communications shall be served by personal delivery in the manner set forth above, with a copy to the Building Manager in the case of an occurrence described in clause (i).

      32.02. Notwithstanding anything to the contrary contained herein, any communication which, pursuant to the terms of this lease, need not be in writing shall be supplemented by a written confirmation thereof, delivered to the Building Manager

                                   ARTICLE 33

                              Estoppel Certificates
                              ---------------------

      33.01. Each party agrees, at any time and from time to time, as requested by the other party, upon not less than 15 days' prior notice, to execute and deliver to the other a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional Charges have been paid, stating whether or not, to the best knowledge of the signer, without independent investigation, the other party is in default in performance of any of its obligations under this lease, and, if so, specifying each such default of which the signer shall have knowledge, and stating whether or not, to the best knowledge of the signer, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant and Landlord also shall include in any such statement such other information concerning this lease as the other party may reasonably request. Further, upon request made on or after the Commencement Date, Tenant will deliver to each Superior Mortgagee an estoppel certificate in such form as may be reasonably required by such Superior Mortgagee.

                                   ARTICLE 34

                                   Arbitration
                                   -----------

      34.01. Landlord or Tenant may at any time request arbitration of any matter in dispute where arbitration is expressly provided for in this lease. Except as otherwise expressly provided in this lease, any dispute which in this lease is to be determined by arbitration, shall be determined in accordance with the provisions of this Article 34. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute, and said dispute shall be determined in the City of New York, by three arbitrators, in accordance with rules then obtaining of the American Arbitration Association (or any organization which is the successor thereto). The award in such arbitration may be enforced on the application of either party by the order or judgment of a court of competent jurisdiction.

      34.02. If the dispute to be arbitrated is the fair market rental value of any space in the Building, the provisions of Section 34.01, 34.03 and 34.04 shall apply thereto, except that the following provisions shall apply to the conduction and determination of such arbitration:

            (a) Each of the arbitrators shall have at least 10 years experience in the appraisal of first-class office buildings in New York City and shall be a member of the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers, or any successor bodies of comparable function;

            (b) Landlord and Tenant shall each appoint one arbitrator within 15 days after the giving of any notice by either party, pursuant to this lease requiring the determination of the fair market rental value of such space pursuant to this Article 34. The third arbitrator shall be selected by the appointed arbitrators within 10 days after their appointment. If either Landlord or Tenant shall fail to timely appoint an arbitrator, the appointed arbitrator shall select the second arbitrator within 15 days after such party's failure to appoint. If the two arbitrators so appointed shall be unable to agree on the selection of a third arbitrator, then either arbitrator, on behalf of both, may request such appointment in accordance with the rules then in effect of the American Arbitration Association (or any organization which is the successor thereto) in New York, New York; and

            (c) The fair market rental value of the space in question shall be the average of the valuations of such space as determined by such arbitrators; provided however, if any such valuation deviates more than ten percent from the median of such valuation, the fair market rental value of such space shall be the average of the two closest such valuations. The results of any such arbitration shall be submitted to Landlord and Tenant within 30 days after the panel of three arbitrators is constituted.

      34.03. If Tenant gives notice requesting arbitration as provided in
Section 34.01, Tenant shall simultaneously serve a duplicate of the notice on each Superior Mortgagee whose name and address shall previously have been furnished to Tenant, and such Superior Mortgagees shall have the right to participate in such arbitration. Such right of participation shall include, without limitation, the right to (a) be represented by counsel, (b) submit evidence and (c) make argument.

      34.04. The fees and expenses of any arbitration of the determination of fair market rental value for purposes of Articles 4 and 5 shall be borne by the parties equally, but each party shall bear the expense of its own attorneys and experts and the additional expenses of presenting its own proof. The fees and expenses of any other arbitration hereunder shall be borne by the unsuccessful party (if one party is totally successful in such arbitration), but each party shall bear the expense of its attorneys and experts and the additional expenses of presenting its own proof; provided however, if neither party shall be totally successful, then the determination of which party or parties shall bear such fees and expenses shall be made by the arbitrators.

      34.05. Any dispute as to Landlord's or Tenant's reasonableness in any instance where, pursuant to the terms of this lease, Landlord or Tenant is obligated to act reasonably may be arbitrated and the provisions of Sections 34.01, 34.03 and 34.04 shall apply thereto, except that the following provisions shall apply to the conduct and determination of such arbitration:

            (a) Each of the arbitrators shall have at least 10 years experience in the business of managing, or as agents or brokers dealing with the leasing of, first-class office buildings located in the Borough of Manhattan, City of New York;

            (b) within five (5) Business Days next following the giving of any notice by Tenant to Landlord stating that it wishes such dispute to be so determined, Landlord and Tenant each shall give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If either party shall fail to give notice of such designation within said five (5) Business Days, then the arbitrator chosen by the other side shall make the determination alone. If two arbitrators have been designated, such arbitrators shall designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five (5) Business Days of the designation of the second arbitrator, then either party may apply to the American Arbitration Association or to any successor thereto, for the designation of such arbitrator. No arbitrator shall be designated unless such arbitrator agrees to be bound by the time periods set forth in this Section 34.05; and

            (c) the three arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing, and shall give notice to Landlord and Tenant of their determination as soon as practicable, and if possible, within ten (10) Business Days of the designation of the third arbitrator but in no event later than thirty (30) days after such designation; the concurrence of any two of said arbitrators shall be binding upon Landlord and Tenant, or, in the event no two of the arbitrators shall render a concurrent determination, then the determination of the third arbitrator designated shall be binding upon Landlord and Tenant.

      34.06. Notwithstanding anything to the contrary contained in this Article 34, Tenant and Landlord shall each have the right to submit (x) a dispute arising under Article 8 or Article 12 of this lease, and (y) any other dispute for which arbitration in accordance with this Section 34.06 is expressly provided in this lease, to binding arbitration under the Expedited Procedures provisions (Rules 53 through 57 in the current edition) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In cases where the parties utilize such arbitration: (i) the parties will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule 54, (ii) the arbitrator shall be selected within three (3) Business Days following submission of such dispute to arbitration, (iii) the arbitrator shall render his final decision not later than three (3) Business Days after the last hearing, (iv) the first hearing shall be held within five (5) Business Days after the appointment of the arbitrator, and the last hearing shall be held within fifteen (15) Business Days after the appointment of the arbitrator, (v) if the arbitrator shall find that Landlord had acted unreasonably in withholding a consent or approval for which Landlord is required, pursuant to the terms of this lease, not to unreasonably withhold, such consent or approval shall be deemed granted, and any other finding or determination of the arbitrator shall be deemed final and binding (except that the arbitrator shall not have the power to add to, modify or change any of the provisions of this lease), and (vi) the losing party in such arbitration shall pay the arbitration costs charged by AAA and/or the arbitrator. If for any reason a dispute shall arise with respect to the identity of the arbitrator, the arbitrator shall be selected by the AAA within three (3) Business Days after submission of a request therefor.

                                   ARTICLE 35

                               Memorandum of Lease
                               -------------------

      35.01. Tenant shall not record this lease. However, at the request of either Landlord or Tenant, each shall promptly execute, acknowledge and deliver to the other a memorandum of lease in respect of this lease and a memorandum of modification of lease in respect of any modification of this lease, sufficient for recording, which memorandum may be recorded by Landlord or Tenant. No such memorandum shall be deemed to change or otherwise affect any of the obligations or provisions of this lease.

                                   ARTICLE 36

                                  Miscellaneous
                                  -------------

      36.01. Tenant expressly acknowledges and agrees that Landlord and its representatives have not made and are not making, and Tenant, in executing and delivering this lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this lease and shall expressly refer to this lease. All understandings and agreements heretofore had between the parties are merged in this lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this lease or any other written agreement(s) made concurrently herewith.

      36.02. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, unless such agreement is in writing, refers expressly to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought. If Tenant shall at any time request Landlord to sublet the Premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purposes without releasing Tenant from any of its obligations under this lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such subletting.

      36.03. Except as otherwise expressly provided in this lease, the obligations of this lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided however, that (a) no violation of the provisions of Article 8 shall operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Section 36.03 shall not be construed as modifying the conditions of limitation contained in Article 25.

      36.04. Tenant shall look only to Landlord's estate and property in the Land and the Building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners, principals, members, officers or shareholders, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises, it being specifically agreed that no partner, principal, member officer or shareholder of Landlord, disclosed or undisclosed, shall ever be personally liable for any such claim or liability.

      36.05. Except as otherwise provided to the contrary, the obligations of Tenant hereunder shall be in no wise affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because (a) Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this lease by reason of any Unavoidable Delay; or (b) of any failure or defect in the supply, quantity or character of electricity, steam, gas or water furnished to the Premises, caused by any requirement, act or omission of the public utility or others who furnish the Building with electric energy, steam, gas or water.

      36.06. Tenant shall be given the non-exclusive right to use the loading bays in the loading dock of the Building, in common with all other tenants, unrestricted by non-commercial passenger vehicles..

      36.07. Whenever Tenant or Landlord is required, pursuant to the terms of this lease, to reimburse the other for a non-recurring cost or expense, the party seeking reimbursement shall, simultaneously with delivery of an invoice therefor, provide the reimbursing with documentation reasonably supporting the amount of any such cost or expense (except to the extent that such amount has theretofore been agreed upon or otherwise established in accordance with the terms of this lease).

      36.08. Upon the expiration or other termination of this lease neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this lease and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this lease, any liability for a payment (including, without limitation, Additional Charges under Article
3) which shall have accrued to or with respect to any period ending at the time of expiration or other termination of this lease shall survive the expiration or other termination of this lease.

      36.09. Tenant shall not, without the prior written consent of the holders of the Superior Mortgages, pay any installment(s) of any of the Rents or Additional Charges more than one month in advance of the due date thereof, except as may be required pursuant to the provisions hereof.

      36.10. If Tenant shall request Landlord's consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent unless it is determined, in an action commenced by Tenant against Landlord in the Supreme Court of the State of New York for damages caused by such unreasonable withholding or delay of consent or approval, that Landlord arbitrarily and capriciously withheld such consent or approval in bad faith, it being agreed that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

      36.11. If any Superior Mortgagee shall require any modification(s) of this lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall reasonably require, provided that any such modification(s) (a) does not diminish any services or adversely affect in any material respect any of Tenant's other rights under this lease, (b) does not increase any of Tenant's monetary obligations under this lease or otherwise increase any of Tenant's other obligations under this lease, and (c) does not shorten the term of this lease.

      36.12. If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as said person shall deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this lease.

      36.13. Tenant agrees that if the exercise of its rights pursuant to the provisions of Article 12 or of any other provisions of this lease or the Exhibits hereto shall be done in a manner which shall create any work stoppage, picketing, labor disruption or dispute, Tenant shall forthwith cease such activity upon demand of Landlord.

      36.14. Intentionally omitted.

      36.15. Intentionally omitted.

      36.16. If any sales or other tax is payable with respect to any cleaning or other services which Tenant obtains or contracts for directly from any third party or parties, Tenant shall file any required tax returns and shall pay any such tax, and Tenant shall indemnify and hold Landlord harmless from and against any loss, damage or liability suffered or incurred by Landlord on account thereof.

      36.17. (a) Landlord shall, by notice given to Tenant, designate a building manager (the "Building Manager"). Following such designation, any notice to be given by Tenant under this lease which need not be in writing shall be effective only if given to the Building Manager or his representative. Landlord may, by notice to Tenant at any time, change its designation of the Building Manager.

            (b) Tenant may, by notice given to Landlord, designate an office services manager and/or one or more assistant office services managers. Following such designation, any notice to be given by Landlord under this lease which need not be in writing shall be effective only if given to the office services manager or an assistant office services manager. Tenant may, by notice to Landlord at any time, change its designation of office services manager or assistant office services manager.

      36.18. In the event that any Fixed Rent or Additional Charges, or any installment(s) thereof, are not paid (a) if a due date is specified therefor in this lease, on such due date, or (b) if no due date therefor is specified in this lease, but a number of days is expressly provided within which the item in question shall be paid, within such number of days, or (c) if no due date or number of days for payment is set forth in the lease with respect to the item in question, within thirty (30) days after the date upon which demand therefor is made, then a late charge on the sums so overdue at a rate equal to two percentage points per annum over the Prime Rate, in each case for the period from the day following the date or expiration of the period referred to in clause (a), (b) or (c) (whichever is applicable) to the date of actual payment, shall become due and payable to Landlord as liquidated damages for the administrative costs and expenses incurred by Landlord by reason of Tenant's failure to make prompt payment and such late charges shall be payable by Tenant, on demand. No failure by Landlord to insist upon the strict performance by Tenant of its obligations to pay late charges shall constitute a waiver by Landlord of its right to enforce the provisions of this Section 36.19 in any instance thereafter occurring. The provisions of this Section 36.19 shall not be construed in any way to extend the grace periods or notice periods provided for in Article 25, and the provisions of this Section 36.19 shall not limit, reduce or adversely affect any of Landlord's rights and remedies set forth in Articles 25, 26 and 27 of this lease.

      36.19.      Intentionally Omitted.

      36.20. Irrespective of the place of execution or performance, this lease shall be governed by and construed in accordance with the laws of the State of New York. If any provision of this lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this lease are solely for convenience of reference and shall not affect its interpretation. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted. Each covenant, agreement, obligation or other provision of this lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this lease. All terms and words used in this lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

      36.21. Except in the case of a casualty or Legal Requirement or other emergency, Tenant will have access to the Premises 24 hours per day, 7 days per week.

                                   ARTICLE 37

                                    Holdover
                                    --------

      37.01. (a) In the event this lease is not renewed or extended or a new lease is not entered into between the parties, and if Tenant shall then hold over after the expiration of the term of this lease, and if Landlord shall then not proceed to remove Tenant from the Premises in the manner permitted by law (or shall not have given written notice to Tenant that Tenant must vacate the Premises) irrespective of whether or not Landlord accepts rent from Tenant for a period beyond the Expiration Date, the parties hereby agree that Tenant's occupancy of the Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the expiration of the term, which tenancy shall be upon all of the terms set forth in this Lease except for Article 3 and except that Tenant shall pay on the first day of each month of the holdover period as Fixed Rent, an amount equal to the product obtained by multiplying (x) the greater of (i) one-twelfth of the sum of the Fixed Rent and Additional Charges under Article 3 payable by Tenant during the last year of the term of this lease (i.e., the year immediately prior to the holdover period) or (ii) an amount equal to the then market rental value for the Premises, taking into account all relevant factors, by (y) one hundred twenty-five (125%) percent for the first three months of such month-to-month tenancy, one hundred fifty (150%) percent for the next three months of such month-to-month tenancy, and two hundred (200%) percent thereafter.

                  Tenant may dispute such market rental value for the Premises as estimated by Landlord by giving notice to Landlord within but in no event after thirty (30) days after the giving of Landlord's notice to Tenant (as to the giving of which notice to Landlord, time shall be deemed of the essence). Enclosed with such notice, Tenant shall be required to furnish to Landlord a certified opinion of a reputable New York licensed real estate broker having leasing experience in the Borough of Manhattan, for a period of not less than ten (10) years setting forth said broker's good faith opinion of the market rental value of the Premises. If Tenant and Landlord are unable to resolve any such dispute as to the market rental value for the Premises then an independent arbitrator who shall be a real estate broker of similar qualifications and shall be selected from a listing of not less than three (3) brokers furnished by the Manhattan office of the American Arbitration Association to Tenant and Landlord (at the request of either Landlord or Tenant). If Landlord and Tenant are unable to agree upon the selection of the individual arbitrator from such listing, then the first arbitrator so listed by the Manhattan office of the American Arbitration Association shall be conclusively presumed to have been selected by both Landlord and Tenant and the decision of such arbitrator shall be conclusive and binding upon the parties as to the market rental value for the Premises. Pending the determination of the market rental value of the Premises upon the expiration of the term of this lease, Tenant shall pay to Landlord as Fixed Rent an amount computed in accordance with clause (i) or (ii) of this Section 37.01(a)1. (as Landlord shall then elect), and upon determination of the market rental value of the Premises in accordance with the preceding provisions hereof appropriate adjustments and payments shall be effected. In the event that Landlord shall have elected to charge Tenant Fixed Rent in an amount computed in accordance with clause (ii) of this Section 37.01(a)1., then that portion of such Fixed Rent (herein called the "Holdover Stub Amount") that is the difference between (x) the Fixed Rent computed in accordance with clause (ii) of this Section 37.01(a)1. and (y) the greater of (1) the Fixed Rent computed in accordance with clause (i) of this Section 37.01(a)1. and (2) the Fixed Rent computed in accordance with the certified opinion of a reputable New York licensed real estate broker submitted by Tenant in accordance with the foregoing, shall be held in escrow by a reputable law firm designated by Landlord pending the determination of the market rental value of the Premises in accordance with the preceding provisions hereof, and any interest earned on such Holdover Stub Amount shall be added to and follow that portion of the Holdover Stub Amount that is paid to Landlord and/or Tenant in accordance with the decision of the arbitrator making such determination. Further, Landlord shall not be required to perform any work, furnish any materials or make any repairs within the Premises during the holdover period.

                  If Tenant shall hold-over or remain in possession of any portion of the Premises beyond the Expiration Date, Tenant shall be subject to holdover or summary eviction proceedings and, it is further stipulated and agreed that if Landlord shall, at any time after the expiration of the original term or after the expiration of any term created thereafter, proceed to remove Tenant from the Premises as a holdover, the charge for use and occupancy of the Premises during any holdover period shall be calculated in the same manner as set forth above.

            (b) Notwithstanding anything to the contrary contained in this lease, the acceptance of any rent paid by Tenant pursuant to Section 37.01(a) above shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 223-c of the Real Property Law of the State of New York.

            (c) Except for amounts due under Section 37.01(a), Tenant shall have no liability for any damages or otherwise on account of Tenant's holding over or retaining possession beyond the expiration or sooner termination of this lease (including damages arising out of any new leases or lost opportunities by Landlord to re-let the Premises); provided, however, that if Landlord shall

                  (i) enter into one or more leases for all or any portion of the Premises which either (A) is for a term that is scheduled to commence within six (6) months after the Expiration Date of this lease (or within six (6) months after the giving to Tenant of a Qualifying Lease Notice, as such term is hereinafter defined, if such lease(s) is entered into by Landlord after the Expiration Date) or
                        (B) is for a term that is scheduled to commence within twelve (12) months after the Expiration Date of this lease (or within twelve (12) months after the giving to Tenant of a Qualifying Lease Notice, if such lease(s) is entered into by Landlord after the Expiration Date) and which requires Landlord to perform any demolition, tenant improvement work or any other work as a precondition to the commencement of such term (any such lease is herein called a "Qualifying Lease"), and

                  (ii) give Tenant written notice thereof (the "Qualifying Lease Notice") (which Qualifying Lease Notice may be given at any time prior to or following the Expiration Date and shall describe the premises leased pursuant to such Qualifying Lease, then the limitations on Tenant's liability contained in this Section 37.01(c) shall not be applicable to any damage sustained by Landlord by reason of Tenant's holding over in all or any portion of the premises covered by such Qualifying Lease beyond the 120th day following the later of (i) the Expiration Date or (ii) the date on which Landlord shall have given such Qualifying Lease Notice to Tenant. If and to the extent that Landlord is entitled to recover damages from Tenant as aforesaid, the same may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant.

                                   ARTICLE 38

                                   Definitions
                                   -----------

      38.01. For the purposes of this lease, each of the following terms shall have the meaning given such term in the Section of this lease indicated:

      "Aetna Mortgage" shall mean a certain Consolidation and Extension Agreement dated September 28, 1983 made with and currently held by Aetna Life Insurance Company ("Aetna") constituting a lien in the principal amount of $220,000,000.00 upon the fee, leasehold interest and grant of term in and to the Land and Building, which Consolidated Mortgage was recorded on October 4, 1983 in the City Register's office in the County of New York in Reel 723, Page 922, which Consolidated Mortgage was severed by a certain Severance Agreement ("Severance Agreement") dated September 7, 1989 between Aetna and Landlord, which Severance Agreement was recorded on September 7, 1989 in said Register's office in Reel 1617, Page 1000, and as further modified to date, so that the current principal amount secured by the Consolidated Mortgage is approximately $204,128,377.40.

      "Affiliate" of Landlord, Tenant or any other person shall mean (i) any corporation which, directly or indirectly, controls, is controlled by or is under common control with such person or any subsidiary of such corporation which such corporation controls, and (ii) any joint venture, partnership or similar entity controlled by such person.

      "and/or" when applied to two or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

      "Consumer Price Index" shall mean the Consumer Price Index for all Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York, N.Y., Northeastern N.J. Area, All Items (1982-1984 = 100), or any successor index thereto, appropriately adjusted; provided that if there shall be no successor index and the parties shall fail to agree upon a substitute index within thirty (30) days, or if the parties shall fail to agree upon the appropriate adjustment of such successor or substitute index within thirty (30) days, a substitute index or the appropriate adjustment of successor or substitute index, as the case may be, shall be determined by arbitration pursuant to Article 34 hereof.

      "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this lease as a whole, and not to any particular Article or Section, unless expressly so stated.

      "Landlord" shall mean only the owner at the time in question of a lease of the Building or that portion of the Building of which the Premises are a part, so that in the event of any transfer or transfers of Landlord's interest in a lease of the Building or such portion of the Building (other than an assignment of such interest as additional collateral for a Superior Mortgage), the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this lease accruing after such transfer, and it shall be deemed, without further agreement, that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this lease.

      "laws or requirements of any public authorities" and words of similar import shall mean laws and ordinances of any or all of the Federal, state, city, town, county, borough and village governments and rules, regulations, orders and directives of any and all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Building and/or the Premises, and the direction of any public officer pursuant to law, whether now or hereafter in force.

      "Long Lead Work" shall have the meaning provided in Exhibit M.

      "Merrill Lynch Mortgage" shall mean that certain Consolidated and Restated Fee and Leasehold Mortgage Agreement dated as of November 21, 1996, between Landlord and The Dai-Ichi Kangyo Bank, Limited, New York Branch ("DKB") in the original principal sum of $89,000,000, which has been assigned by DKB to Merrill Lynch ("Merrill Lynch").

      "mortgage" shall include a mortgage and/or a deed of trust, and the term "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage or a beneficiary of a deed of trust.

      "out-of-pocket-costs" or "out-of-pocket expenses" shall mean the actual, commercially reasonable out of pocket costs or expenses, as the case may be, paid by a party to a third party.

      "person" shall mean any natural person or persons, a partnership, a corporation, and any other form of business or legal association or entity.

      "Prime Rate" shall mean the so-called annual "Base Rate" of interest established and approved by Citibank, N.A., New York, New York (or any successor thereto by merger, acquisition or corporate reorganization), from time to time, as published in the Wall Street Journal (or any successor publication), as its interest rate charged for unsecured loans to its corporate customers, but in no event greater than the highest lawful rate from time to time in effect.. Any interest payable under this lease with reference to the Prime Rate shall be adjusted on a daily basis, based upon the Prime Rate in effect at the time in question, and shall be calculated on the basis of a 360-day year with 12 months of 30 days each. In the event that Citibank, N.A., New York, New York (or any successor thereto by merger, acquisition or corporate reorganization) shall cease to exist, or shall cease to announce a "Prime Rate" or "Base Rate", Landlord and Tenant shall mutually agree on a successor banking institution which announces a "Prime Rate" or "Base Rate". In the event that the Wall Street Journal (or any successor publication) shall cease to exist, or shall cease to announce the "Prime Rate" or "Base Rate", Landlord and Tenant shall mutually agree on a successor publication for such purpose.

      "rentable area" and "rentable square feet" shall mean, with respect to the Premises, the rentable square footages specified on Exhibit C, which is the usable area of such space divided by 0.77.

      "requirements of insurance bodies" and words of similar import shall mean rules, regulations, orders and other requirements of the New York Board of Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Building and/or the Premises, whether now or hereafter in force.

      "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this lease or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this lease.

      "term of this lease" shall mean the original term of this lease from the Commencement Date to the Expiration Date and any Extended Term as to which Tenant has effectively exercised its right of extension.

      "Unavoidable Delays" shall mean any delays resulting from any acts of God, governmental restrictions or preemption or priorities or other controls in connection with a national or other public emergency, act of public enemy, riot, civil commotion, storms, fire, floods, earthquakes, strikes, lockouts, shortages of fuel, supplies or labor resulting therefrom, and any other similar matter which shall be beyond the reasonable control of Tenant or Landlord, the case may be; but the lack or insufficiency of funds shall not constitute an Unavoidable Delay.

      "usable area" shall mean with respect to any space in the Building, the area of such space, measured from the interior side of all window glass, excluding elevator shafts, stairwells, electric and telephone closets, any other common elements of the Building serving other tenants of the Building, vertical heating, ventilating and air-conditioning shafts connected to the central heating, ventilating and air-conditioning system of the Building (other than shafts for heating, ventilating or air-conditioning equipment servicing the Premises only), and their enclosing walls, but including columns and any other structures not expressly excluded.

            IN WITNESS WHEREOF, Landlord and Tenant have duly executed this lease as of the day and year first above written.

                     LANDLORD:
                                 WFP 245 PARK CO. L.P.

                                 By:  WFP 245 PARK CO. G.P. Corp., its
                                       general partner


                                       By: /s/ Jeremiah B. Larkin
                                           -----------------------------
                                           Name:  Jeremiah B. Larkin
                                           Title: Senior Vice President

                     TENANT:

                                 THE BEAR STEARNS COMPANIES INC.


                                       By: /s/ Samuel L. Molinaro Jr.
                                           ------------------------------
                                           Name:  Samuel L. Molinaro Jr.
                                           Title: Chief Financial Officer

                                 Tenant's Federal Identification Number:

                                 ________________________________________

                                    LANDLORD

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                    ------------------------------------
                                                Notary Public





                                     TENANT

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                    ------------------------------------
                                                Notary Public

                                    EXHIBIT A

                               Description of Land
                               -------------------


EXHIBIT A - DESCRIPTION OF LAND - attached to and forming a part of the lease between WFP 245 Park Co. L.P., Landlord and The Bear Stearns Companies Inc., Tenant.

The Land is described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the Northerly side of East 46th Street with the Westerly side of Lexington Avenue, running thence Northerly along said Westerly side of Lexington Avenue 200 feet 10 inches to its intersection with the Southerly side of East 47th Street, thence Westerly along said Southerly side of East 47th Street 405 feet to its intersection with the Easterly side of Park Avenue, thence Southerly along said Easterly side of Park Avenue 200 feet 10 inches to its intersection with said Northerly side of East 46th Street, thence Easterly along said Northerly side of East 46th Street 405 feet to the corner aforesaid, at the point or place of BEGINNING.

Excepting from that portion of the above described premises comprising the Easterly Parcel thereof, all those portions thereof lying below the fireproofing on the underside of the transverse building girders supporting the present building constructed upon the Easterly Parcel, elevations of which are indicated on plot plan, entitled "Plot Plan No. 1 Showing Limits and Planes", dated February 15, 1963, and identified by the signature of C.E. Defendorf, Chief Engineer of the New York Central Railroad Company.

Excepting from that portion of the above described premises comprising the Westerly Parcel thereof:

            (a) All that portion thereof lying below an inclined plane drawn from elevation 53.47 feet at the Southerly line of 47th Street to elevation
52.63 feet at the Northerly line of 46th Street, and intersecting the Northerly, Southerly, Easterly and Westerly bounds of all that portion of the Westerly Parcel bounded and described as follows:

            BEGINNING at the corner formed by the intersection of the Northerly line of 46th Street with the Easterly line of Park Avenue, and running thence Northerly along the Easterly line of Park Avenue 200 feet and 10 inches to the Southerly line of 47th Street, thence Easterly along the Southerly line of 47th Street 75 feet 3 inches, thence Southerly parallel with the Easterly line of Park Avenue 200 feet 10 inches to the Northerly line of 46th Street, and thence Westerly along the Northerly line of 46th Street 75 feet 3 inches to the point or place of BEGINNING.

            (b) All that portion thereof lying below an inclined plane drawn from elevation 51.45 feet at the Southerly line of 47th Street to elevation
52.29 feet at the Northerly line of 46th Street, and intersecting the Northerly, Southerly, Easterly and Westerly bounds of all that portion of the Westerly Parcel, bounded described as follows:

            BEGINNING at a point in the Northerly line of 46th Street distant 75 feet 3 inches Easterly measured along the Northerly line of 46th Street from the Easterly line of Park Avenue, and running thence Northerly parallel with the Easterly line of Park Avenue 200 feet 10 inches to the Southerly line of 47th Street, thence Easterly along the Southerly line of 47th Street 41 feet 7 inches, thence Southerly parallel with the Easterly line of Park Avenue 200 feet 10 inches to the Northerly line of 46th Street, thence Westerly along the Northerly line of 46th Street 41 feet 7 inches to the point or place of BEGINNING.

            (c) All that portion thereof lying below an inclined plane drawn from elevation 49.70 feet at the Southerly line of 47th Street to elevation
50.51 feet at the Northerly line of 46th Street and intersecting the Northerly, Southerly, Easterly and Westerly bounds of all that portion of the Westerly Parcel, bounded and described as follows:

            BEGINNING at a point in the Northerly line of 46th Street, distant 116 feet 10 inches Easterly measures along the Northerly line of 46th Street from the Easterly line of Park Avenue, and running thence Northerly parallel with the Easterly line of Park Avenue 200 feet 10 inches to the Southerly line of 47th Street, thence Easterly along the Southerly line of 47th Street 13 feet 2 inches, thence Southerly parallel with the Easterly line of Park Avenue 200 feet 10 inches to the Northerly line of 46th Street, and thence Westerly along the Northerly line of 46th Street 13 feet 2 inches to the point or place of Beginning; the expected portions of the Westerly Parcel are shown on the plot plan entitled "Plot Plan No. 1 Showing Limits and Planes", dated February 15, 1963, and identified by the signature of C.E. Defendorf, Chief Engineer of The New York Central Railroad Company. The elevations above referred to have reference to the datum plan of The New York Central Railroad Company, which takes for its elevation 0 feet 0 inches mean high water mark of the East River, at the foot of East 26th Street.

                                    EXHIBIT B

                             Floor Plans of Premises

                                 [SEE ATTACHED]

                                    EXHIBIT C
                                    ---------

                      Rentable and Usable Areas of Premises
                      -------------------------------------


                                                       Rentable
                  Floor           Usable Area         Square Feet
                  -----           -----------         -----------

                  15th              26,225             34,058
                  16th              26,086             33,878
                  17th              26,795             34,799
                  18th              26,679             34,648
                  19th              27,043             35,121
                  20th              27,043             35,121

                                   EXHIBIT D-1

                   Form of Aetna Non-Disturbance Agreement
                   ---------------------------------------

           SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS AGREEMENT, dated the day of      , 2000 between AETNA LIFE INSURANCE
COMPANY (hereinafter called "Mortgagee") and THE BEAR STEARNS COMPANIES, INC., a Delaware corporation, having an office at 245 Park Avenue, New York, New York 10067 (hereinafter called "Tenant").

                              W I T N E S S E T H:

      (a) Tenant has entered into a certain lease dated as of November 20, 2000 with WFP 245 PARK CO. L.P., hereinafter called "Landlord" (such lease is hereinafter referred to as the "lease" or the "Lease"), covering premises in a certain building known as 245 Park Avenue and located in New York, New York; and

      (b) Mortgagee has made a mortgage loan in the principal amount of $204,128,377.40 (hereinafter called the "Mortgage") to the Landlord and the parties desire to set forth their agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

      1. Subject to the terms and conditions hereof, said lease is and shall be subject and subordinate to the lien of the Mortgage insofar as it affects the real property of which the demised premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

      2. Tenant agrees that after notice is given to Tenant by Mortgagee, it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the demised premises by deed in lieu of foreclosure, and the successors and assigns of such purchasers, as its Landlord for the unexpired balance (and any extensions, if exercised) of the term of said lease upon the same terms and conditions set forth in said lease and this agreement.

      3. In the event that it should become necessary to foreclose the Mortgage, Mortgagee thereunder will not terminate said lease nor join Tenant in summary or foreclosure proceedings, nor disturb the possession of Tenant, nor diminish or

                                     D-1-1
interfere with Tenant's rights and privileges under the lease or any extensions or renewals thereof entered into pursuant to the terms of the lease or with Mortgagee's consent, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of said lease.

      4. In the event that Mortgagee shall succeed to the interest of Landlord under such lease, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of said lease, Mortgagee shall not disturb the possession of Tenant and shall be bound by all of Landlord's obligations under the Lease accruing from and after such date of succession (hereinafter called the "Succession Date"), other than such obligations as are not applicable or pertinent to the remainder of the term of the Lease; provided that Mortgagee shall not be

            (a) liable for any act or omission of any prior landlord (including Landlord), except to the extent that (1) such act or omission constitutes a default by Landlord or any other prior landlord under the Lease and continues after the Succession Date, (2) Mortgagee receives notice thereof in accordance with Paragraph 5 hereof and (3) Mortgagee's liability is limited to the effects of the continuation of such act or omission after the Succession Date and shall not include any liability of any prior landlord (including Landlord) which accrued prior to the Succession Date; or

            (b)   liable for the return of any security deposit; or

            (c) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord) except to the extent (1) that such offsets or defenses accrue in accordance with the terms of the Lease from and after the Succession Date or (2) the basis for such offsets or defenses continue to exist from and after the Succession Date; provided that (x) Mortgagee receives notice thereof in accordance with the Lease and (y) Mortgagee's liability is limited to the effects of the continuation of such offsets or defenses after the Succession Date and shall not include any liability of any prior landlord (including Landlord) which accrued prior to the Succession Date; or

            (d) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

            (e) bound by any amendment or modification of the lease made without its consent, other than an amendment or modification entered into to confirm the exercise of a specific right or option under the Lease in accordance with all of the material terms of the Lease governing the exercise of such specific right or option.

            5. Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in

                                     D-1-2
the lease, then the Mortgagees and/or Trust Deed Holders shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such sixty (60) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure; provided, however, that if such Mortgagee and/or Trust Deed Holder shall not have been able to effect such cure by reason of such Mortgagee and/or Trust Deed Holder not having had the right or ability to enter upon the mortgaged premises, in no event shall such additional time to cure be extended by more than an additional ninety (90) days in order to allow such Mortgagee and/or Trust Deed Holder to obtain the right or ability to enter upon the mortgaged premises to effect such cure) in which event the lease shall not be terminated while such remedies are being so diligently pursued.

            6. Mortgagee hereby consents to the Lease and, subject to the provisions of Paragraph 4(e) hereof, all of the terms and conditions thereof, and the terms of the Mortgage shall not affect such terms and conditions of the Lease, including without limitation, the specific provisions of the Lease governing assignments, subletting, alterations, repairs, contesting requirements of law, extending the term of the Lease and expanding the premises demised by the Lease to include certain portions of the Building that may become available for leasing from time to time, as all such provisions are more particularly set forth in the Lease.

            7. Any notice, statement, demand, consent, approval, advice or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Agreement or pursuant to any applicable law or requirement of public authority (collectively, "communications") shall be in writing (except as specifically otherwise provided elsewhere in this Agreement) and shall be deemed to have been properly given, rendered or made only if sent by personal delivery, registered or certified mail (return receipt requested, posted in a United States post office station or letter box in the continental United States), or nationally recognized overnight courier, addressed as follows:

                  If to Mortgagee:

                  Aetna Life Insurance Company
                  151 Farmingham Avenue RT11
                  Hartford, Connecticut  06156
                  Attn: Real Estate Investments

                  and with a copy to:

                  Bingham Dana LLP
                  One State Street
                  Hartford, Connecticut  06103
                  Attn: R. Jeffrey Smith, Esq.


                                     D-1-3
                  and if to Tenant:

                  The Bear Stearns Companies Inc.
                  245 Park Avenue
                  New York, New York  10167
                  Attn: James Lang

                  and with copies to:

                  The Bear Stearns Companies Inc.
                  Legal Department
                  245 Park Avenue
                  New York, NY 10167
                  Attn:  James E. Raved, Esq.

                  and

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, NY  10038
                  Attn:  Jacob Bart, Esq.

All such communications shall be deemed to have been given, rendered or made when delivered and receipted by the party to whom addressed (or the date that such receipt is refused, if applicable). Either party may, by notice as aforesaid, designate a different address or addresses for communications intended for it.

      8. The liability of Mortgagee for the performance of any obligation of Landlord under the Lease shall be limited to Mortgagee's interest in the demised premises, and Tenant hereby agrees that any judgment it may obtain against Mortgagee as a result of Mortgagee's failure, as Landlord, to perform any of Landlord's obligations under the Lease shall be enforceable solely against Mortgagee's interest in the demised premises.

      9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

      10. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. In addition, the parties may execute separate signature pages, and such signature pages (and/or signature pages which have been detached from one or more duplicate original copies of this Agreement) may be combined and attached to one or more copies of this Agreement so that such copies shall contain the signatures of all of the parties hereto.


                                     D-1-4

      IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                    MORTGAGEE:
                                    AETNA LIFE INSURANCE COMPANY

                                    By:  ___________________________


                                    Its:  ____________________________

                                     TENANT:

                                    THE BEAR STEARNS COMPANIES INC.

                                    By:  ___________________________
                                          Name:
                                          Title:






                                     D-1-5

                                    MORTGAGEE

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                    ------------------------------------
                                                Notary Public






                                     TENANT

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)


      On the ____ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                    ------------------------------------
                                                Notary Public




                                     D-1-6

                                 EXHIBIT D-2

               Form of Merrill Lynch Non-Disturbance Agreement
               -----------------------------------------------

           SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
           -------------------------------------------------------

      THIS AGREEMENT, dated the day of November, 2000, between MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (hereinafter called "Mortgagee") and THE BEAR STEARNS COMPANIES INC., a Delaware corporation, having an office at 245 Park Avenue, New York, New York 10067 (hereinafter called "Tenant").

                              W I T N E S S E T H:
                              --------------------

      (a) Tenant has entered into a certain lease dated November 20, 2000 with WFP 245 PARK CO. L.P., hereinafter called "Landlord" (such lease is hereinafter referred to as the "lease" or the "Lease"), covering premises in a certain building known as 245 Park Avenue and located in New York, New York; and

      (b) Mortgagee is the owner and holder of certain mortgages (hereinafter collectively called the "Mortgage") encumbering the real property of which the demised premises forms a part, and the parties desire to set forth their agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

      1. Subject to the terms and conditions hereof, said lease is and shall be subject and subordinate to the lien of the Mortgage insofar as it affects the real property of which the demised premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

      2. Tenant agrees that after notice is given to Tenant, it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the demised premises by deed in lieu of foreclosure, and the successors and assigns of such purchasers, as its Landlord for the unexpired balance (and any extensions, if exercised) of the term of said lease upon the same terms and conditions set forth in said lease and this agreement. The provisions of this paragraph 2 shall be self-operative and no further instrument of subordination and non-disturbance shall be required.

                                     D-2-1

      3. In the event that it should become necessary to foreclose the Mortgage, Mortgagee thereunder will not terminate said lease nor join Tenant in summary or foreclosure proceedings, nor disturb the possession of Tenant, nor diminish or interfere with Tenant's rights and privileges under the lease or any extensions or renewals of the lease entered into pursuant to the lease or consented to by Mortgagee, as applicable, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of said lease.

      4. In the event that Mortgagee shall succeed to the interest of Landlord under such lease, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of the Lease, Mortgagee shall be bound by all of Landlord's obligations under the Lease accruing from and after such date of succession (hereinafter called the "Succession Date"), other than such obligations as are not applicable or pertinent to the remainder of the term of the Lease; provided that Mortgagee shall not be

            (a) liable for any act or omission of any prior landlord (including Landlord), except to the extent that (1) such act or omission continues after the Succession Date, (2) Mortgagee receives notice thereof in accordance with this Agreement and Mortgagee fails to cure same within any applicable notice or grace period and (3) Mortgagee's liability is limited to the effects of the continuation of such act or omission from and after the Succession Date and shall not include any liability of any prior landlord (including Landlord) which accrued prior to the Succession Date; or

            (b)   liable for the return of any security deposit; or

            (c) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord) except to the extent (1) that such offsets or defenses accrue from and after the Succession Date in accordance with the terms of the Lease or (2) the basis for such offsets or defenses continue to exist from and after the Succession Date; provided that in either case Mortgagee receives notice thereof in accordance with Paragraph 5 hereof and in all events Mortgagee shall not be subject to any offsets or defenses or the effects thereof which accrued prior to the Succession Date and before Mortgagee has received notice and opportunity to cure in accordance with paragraph 5 hereof; or

            (d) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

            (e) bound by any amendment or modification of the lease made without its consent, other than an amendment or modification entered into to confirm the exercise of a specific right or option under the Lease in accordance with all of the material terms of the Lease governing the exercise of such specific right or option.

      5. Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by Registered Mail, a copy of any notice of default served upon the Landlord by

                                     D-2-2

Tenant with respect to a default which would entitle Tenant to terminate the Lease, receive a rent abatement or an offset or credit against rent, exercise a right of self-help or otherwise with respect to which Mortgagee may be or become liable under this agreement provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. This Agreement constitutes such notice with respect to the address of Mortgagee. Tenant further agrees that if Landlord shall have failed to cure a default that could give rise to a right by Tenant to terminate the Lease (expressly excluding termination rights relating to casualty), or a right to receive a rent abatement or an offset or credit against rent or otherwise with respect to which Mortgagee may be or become liable under this Agreement within the time provided for in the Lease, then, provided Mortgagee shall have given Tenant written notice that it intends to cure such default, the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within thirty (30) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure) in which event the lease shall not be terminated while such remedies are being so diligently pursued. Nothing herein shall make Mortgagee bound by any offsets or defenses or the effects thereof to the extent they accrue prior to the Succession Date and before Mortgagee has received notice thereof and had an opportunity to cure in accordance with this paragraph.

      6. Mortgagee hereby consents to the Lease and, subject to the provisions of Paragraph 4(e) hereof, all of the terms and conditions thereof, and the terms of the Mortgage shall not affect such terms and conditions of the Lease, including without limitation, the specific provisions of the Lease governing assignments, subletting, self-help right, alterations, repairs, contesting requirements of law, extending the term of the Lease and expanding the premises demised by the Lease to include certain portions of the Building that may become available for leasing from time to time, as all such provisions are more particularly set forth in the Lease. This paragraph 6 shall apply so long as the Subordination Non-Disturbance and Attornment Agreement between Tenant and Aetna Life Insurance Company has an identical provision (other than the reference to self-help contained in this paragraph).

      7. All notices, demands or other communications required or permitted to be given, rendered or made hereunder (herein collectively called "notices") shall be in writing (whether or not so stated elsewhere in this agreement) and shall be deemed to have been properly given, rendered or made only if sent by registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, addressed to the other party as follows:

                  If to Mortgagee:

                  Merrill Lynch, Pierce, Fenner & Smith Incorporated 250 Vesey Street
                  World Financial Center
                  North Tower, 7th Floor
                  New York, New York  10281
                  Attention:  Michael Nash

                                     D-2-3
                  and if to Tenant:

                  The Bear Stearns Companies Inc.
                  245 Park Avenue
                  New York, New York  10167
                  Attn: James Lang

                  and with copies to:

                  The Bear Stearns Companies Inc.
                  Legal Department
                  245 Park Avenue
                  New York, NY 10167
                  Attn:  James E. Raved, Esq.

                  and

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, NY  10038
                  Attn:  Jacob Bart, Esq.

and shall be deemed to have been given, rendered or made on the day so mailed, unless mailed outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the third business day after the day so mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices intended for it.

      8. The liability of Mortgagee for the performance of any obligation of Landlord under the Lease shall be limited to Mortgagee's interest in the demised premises, and Tenant hereby agrees that any judgment it may obtain against Mortgagee as a result of Mortgagee's failure, as Landlord, to perform any of Landlord's obligations under the Lease shall be enforceable solely against Mortgagee's interest in the demised premises.

      9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

      10. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. In addition, the parties may execute separate signature pages, and such signature pages (and/or signature pages which have been detached from one or more duplicate original copies of

                                     D-2-4
this Agreement) may be combined and attached to one or more copies of this Agreement so that such copies shall contain the signatures of all of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                              MORTGAGEE:

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED

                              By:
                                   -------------------------
                              Its:
                                    ------------------------


                              TENANT:

                              THE BEAR STEARNS COMPANIES INC.

                              By:
                                   -------------------------
                                   Name:
                                   Title:







                                     D-2-5

                                    MORTGAGEE

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)


      On the ____ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                    ------------------------------------
                                                Notary Public







                                     TENANT

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                    ------------------------------------
                                                Notary Public





                                     D-2-6

                                 EXHIBIT D-3

              Form of Future Mortgagee Nondisturbance Agreement
              -------------------------------------------------

           SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS AGREEMENT, dated the _________ day of ____________, 2000 between
                          (hereinafter called "Mortgagee") and THE BEAR STEARNS
COMPANIES, INC., a Delaware corporation, having an office at 245 Park Avenue, New York, New York 10167 (hereinafter called "Tenant").


                              W I T N E S S E T H:
                              --------------------

      (a) Tenant has entered into a certain lease dated as of November 20, 2000 with WFP 245 PARK CO. L.P., hereinafter called "Landlord" (such lease is hereinafter referred to as the "lease" or the "Lease"), covering premises in a certain building known as 245 Park Avenue and located in New York, New York; and

      (b) Mortgagee has made a mortgage loan in the principal amount of $ (hereinafter called the "Mortgage") to the Landlord and the parties desire to set forth their agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

      1. Subject to the terms and conditions hereof, said lease is and shall be subject and subordinate to the lien of the Mortgage insofar as it affects the real property of which the demised premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

      2. Tenant agrees that after notice is given to Tenant by Mortgagee, it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the demised premises by deed in lieu of foreclosure, and the successors and assigns of such purchasers, as its Landlord for the unexpired balance (and any extensions, if exercised) of the term of said lease upon the same terms and conditions set forth in said lease and this agreement.

      3. In the event that it should become necessary to foreclose the Mortgage, Mortgagee thereunder will not terminate said lease nor join Tenant in summary or

                                     D-3-1
foreclosure proceedings, nor disturb the possession of Tenant, nor diminish or interfere with Tenant's rights and privileges under the lease or any extensions or renewals thereof entered into pursuant to the terms of the lease or with Mortgagee's consent, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of said lease.

      4. In the event that Mortgagee shall succeed to the interest of Landlord under such lease, so long as Tenant is not in default, after any applicable notice and grace period, under any of the terms, covenants, or conditions of said lease, Mortgagee shall not disturb the possession of Tenant and shall be bound by all of Landlord's obligations under the Lease accruing from and after such date of succession (hereinafter called the "Succession Date"), other than such obligations as are not applicable or pertinent to the remainder of the term of the Lease; provided that Mortgagee shall not be

            (a) liable for any act or omission of any prior landlord (including Landlord), except to the extent that (1) such act or omission constitutes a default by Landlord or any other prior landlord under the Lease and continues after the Succession Date, (2) Mortgagee receives notice thereof in accordance with Paragraph 5 hereof and (3) Mortgagee's liability is limited to the effects of the continuation of such act or omission after the Succession Date and shall not include any liability of any prior landlord (including Landlord) which accrued prior to the Succession Date; or

            (b)   liable for the return of any security deposit; or

            (c) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord) except to the extent (1) that such offsets or defenses accrue in accordance with the terms of the Lease from and after the Succession Date or (2) the basis for such offsets or defenses continue to exist from and after the Succession Date; provided that (x) Mortgagee receives notice thereof in accordance with the Lease and (y) Mortgagee's liability is limited to the effects of the continuation of such offsets or defenses after the Succession Date and shall not include any liability of any prior landlord (including Landlord) which accrued prior to the Succession Date; or

            (d) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

            (e) bound by any amendment or modification of the lease made without its consent, other than an amendment or modification entered into to confirm the exercise of a specific right or option under the Lease in accordance with all of the material terms of the Lease governing the exercise of such specific right or option.

      5. Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if

                                     D-3-2

Landlord shall have failed to cure such default within the time provided for in the lease, then the Mortgagees and/or Trust Deed Holders shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such sixty (60) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure; provided, however, that if such Mortgagee and/or Trust Deed Holder shall not have been able to effect such cure by reason of such Mortgagee and/or Trust Deed Holder not having had the right or ability to enter upon the mortgaged premises, in no event shall such additional time to cure be extended by more than an additional ninety (90) days in order to allow such Mortgagee and/or Trust Deed Holder to obtain the right or ability to enter upon the mortgaged premises to effect such cure) in which event the lease shall not be terminated while such remedies are being so diligently pursued.

      6. Mortgagee hereby consents to the Lease and, subject to the provisions of Paragraph 4(e) hereof, all of the terms and conditions thereof, and the terms of the Mortgage shall not affect such terms and conditions of the Lease, including without limitation, the specific provisions of the Lease governing assignments, subletting, alterations, repairs, contesting requirements of law, extending the term of the Lease and expanding the premises demised by the Lease to include certain portions of the Building that may become available for leasing from time to time, as all such provisions are more particularly set forth in the Lease.

      7. Any notice, statement, demand, consent, approval, advice or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Agreement or pursuant to any applicable law or requirement of public authority (collectively, "communications") shall be in writing (except as specifically otherwise provided elsewhere in this Agreement) and shall be deemed to have been properly given, rendered or made only if sent by personal delivery, registered or certified mail (return receipt requested, posted in a United States post office station or letter box in the continental United States), or nationally recognized overnight courier, addressed as follows:

                  If to Mortgagee:



                  and with a copy to:




                  and if to Tenant:

                  The Bear Stearns Companies Inc.
                  245 Park Avenue
                  New York, New York  10167
                  Attn: James Lang
                  and with copies to:

                                     D-3-3

                  The Bear Stearns Companies Inc.
                  Legal Department
                  245 Park Avenue
                  New York, NY 10167
                  Attn:  James E. Raved, Esq.

                  and

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, NY  10038
                  Attn:  Jacob Bart, Esq.

All such communications shall be deemed to have been given, rendered or made when delivered and receipted by the party to whom addressed (or the date that such receipt is refused, if applicable). Either party may, by notice as aforesaid, designate a different address or addresses for communications intended for it.

      8. The liability of Mortgagee for the performance of any obligation of Landlord under the Lease shall be limited to Mortgagee's interest in the demised premises, and Tenant hereby agrees that any judgment it may obtain against Mortgagee as a result of Mortgagee's failure, as Landlord, to perform any of Landlord's obligations under the Lease shall be enforceable solely against Mortgagee's interest in the demised premises.

      9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

      10. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. In addition, the parties may execute separate signature pages, and such signature pages (and/or signature pages which have been detached from one or more duplicate original copies of this Agreement) may be combined and attached to one or more copies of this Agreement so that such copies shall contain the signatures of all of the parties hereto.

                                     D-3-4

      IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                              MORTGAGEE:

                              By:
                                 ---------------------------


                              Its:
                                  --------------------------

                              TENANT:

                              THE BEAR STEARNS COMPANIES INC.

                              By:
                                 ---------------------------
                                 Name:
                                 Title:





                                     D-3-5

                              MORTGAGEE

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)


      On the ____ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                    ------------------------------------
                                                Notary Public





                                     TENANT

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)


      On the ____ day of ____________ in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________ personally known to me or proved to me on the basis or satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                                    ------------------------------------
                                                Notary Public




                                     D-3-6

                                 EXHIBIT D-4

              Form of Superior Lessor Non-Disturbance Agreement
              -------------------------------------------------

                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT


      THIS AGREEMENT made as of the _______ day of __________, 2000,by and among ________________, a _________, having an office at _________________________
("Ground Lessor") and THE BEAR STEARNS COMPANIES INC., a Delaware corporation, having an office at 245 Park Avenue, New York, New York 10167 ("Subtenant").

                               W I T N E S S E T H
                               -------------------

            WHEREAS, Ground Lessor is the landlord under a certain lease dated as of ___________ (as amended, the "Ground Lease") between Ground Lessor and WFP 245 Park Co. L.P. (hereinafter referred to in its capacity as lessee as "Lessee"), pursuant to which Ground Lessor leased to Lessee certain real property in the City, County and State of New York, known as 245 Park Avenue, New York, New York 10167 (the "Property").

            WHEREAS, Lessee and Subtenant have entered into a certain sublease dated as of November 20, 2000 (the "Lease") covering certain premises (the "Premises") located in the Property; and

            WHEREAS, Subtenant desires to be assured of continued occupancy of the Premises under the terms of the Lease and subject to the terms of the Ground Lease.

            NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Ground Lessor and Subtenant agree as follows.

            1. Subject to the terms and conditions hereof, the Lease is and shall at all times be subject to the Ground Lease and to all of the terms and conditions of the Ground Lease and to the rights of the Ground Lessor and to all renewals, modifications, consolidations, replacements and extensions thereof.

            2. In the event of a termination of the Ground Lease, (a) Subtenant shall attorn to and accept Ground Lessor as landlord under the Lease upon the same terms and conditions set forth in said Lease and this Agreement, (b) so long as Subtenant is not in default (after notice and beyond any applicable grace period) in the payment of rent or additional rent due under the Lease or in the performance or observance of any of the other obligations or conditions of the Lease, the Lease shall continue in full force and effect as a direct lease between Ground Lessor and Subtenant and (c) Ground Lessor will not disturb


                                     D-4-1
the possession of Subtenant, nor diminish or interfere with Subtenant's rights and privileges under the Lease or any extensions or renewals thereof entered into pursuant to the terms of the Lease or with Ground Lessor's consent and will be bound by all of the landlord's obligations under the Lease accruing from and after such date of termination (hereinafter called the "Succession Date"), other than such obligations as are not applicable or pertinent to the remainder of the term of the Lease; provided that Ground Lessor shall not be

                  (a) liable for any act or omission of any prior landlord (including Lessee), except to the extent that (1) such act or omission constitutes a default by Lessee or any other prior landlord under the Lease and continues after the Succession Date, (2) Ground Lessor receives notice thereof in accordance with Paragraph 3 hereof and (3) Ground Lessor's liability is limited to the effects of the continuation of such act or omission after the Succession Date and shall not include any liability of any prior landlord (including Lessee) which accrued prior to the Succession Date; or

                  (b)   liable for the return of any security deposit; or

                  (c) subject to any offsets or defenses which Subtenant might have against any prior landlord (including Lessee) except to the extent (1) that such offsets or defenses accrue in accordance with the terms of the Lease from and after the Succession Date or (2) the basis for such offsets or defenses continue to exist from and after the Succession Date; provided that (x) Ground Lessor receives notice thereof in accordance with the Lease and (y) Ground Lessor's liability is limited to the effects of the continuation of such offsets or defenses after the Succession Date and shall not include any liability of any prior landlord (including Lessee) which accrued prior to the Succession Date; or

                  (d) bound by any rent or additional rent which Subtenant might have paid for more than the current month to any prior landlord (including Lessee); or

                  (e) bound by any amendment or modification of the lease made without its consent, other than an amendment or modification entered into to confirm the exercise of a specific right or option under the Lease in accordance with all of the material terms of the Lease governing the exercise of such specific right or option.

            3. Subtenant agrees to give Ground Lessor a copy of any Notice of Default served upon the Lessee. Subtenant further agrees that if Lessee shall have failed to cure such default within the time provided for in the Lease, then Ground Lessor shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such sixty (60) days, Ground Lessor has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure; provided, however, that if Ground Lessor shall not have been able to effect such cure by reason of not having had the right or ability to enter upon the ground-leased premises, in no event shall such additional time to cure be extended by more than an additional ninety (90)


                                     D-4-2
days in order to allow such Ground Lessor to obtain the right or ability to enter upon the ground-leased premises to effect such cure) in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

            4. Ground Lessor hereby consents to the Lease and, subject to the provisions of Paragraph 2(e) hereof, all of the terms and conditions thereof, and the terms of the Ground Lease shall not affect such terms and conditions of the Lease, including without limitation, the specific provisions of the Lease governing assignments, subletting, alterations, repairs, contesting requirements of law, extending the term of the Lease and expanding the premises demised by the Lease to include certain portions of the Building that may become available for leasing from time to time, as all such provisions are more particularly set forth in the Lease.

            5. Any notice, statement, demand, consent, approval, advice or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Agreement or pursuant to any applicable law or requirement of public authority (collectively, "communications") shall be in writing (except as specifically otherwise provided elsewhere in this Agreement) and shall be deemed to have been properly given, rendered or made only if sent by personal delivery, registered or certified mail (return receipt requested, posted in a United States post office station or letter box in the continental United States), or nationally recognized overnight courier, addressed as follows:

                  If to Ground Lessor:



                  and with a copy to:




                  and if to Subtenant:

                  The Bear Stearns Companies Inc.
                  245 Park Avenue
                  New York, New York  10167
                  Attn:  James Lang





                                     D-4-3
                  and with copies to:

                  The Bear Stearns Companies Inc.
                  Legal Department
                  245 Park Avenue
                  New York, NY 10167
                  Attn:  James E. Raved, Esq.

                  and

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, NY  10038
                  Attn:  Jacob Bart, Esq.

All such communications shall be deemed to have been given, rendered or made when delivered and receipted by the party to whom addressed (or the date that such receipt is refused, if applicable). Either party may, by notice as aforesaid, designate a different address or addresses for communications intended for it.

            6. The liability of Ground Lessor for the performance of any obligation of Lessee under the Lease shall be limited to Ground Lessor's interest in the demised premises, and Subtenant hereby agrees that any judgment it may obtain against Ground Lessor as a result of Ground Lessor's failure, as Lessee, to perform any of Lessee's obligations under the Lease shall be enforceable solely against Ground Lessor's interest in the demised premises.

            7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

            8. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. In addition, the parties may execute separate signature pages, and such signature pages (and/or signature pages which have been detached from one or more duplicate original copies of this Agreement) may be combined and attached to one or more copies of this Agreement so that such copies shall contain the signatures of all of the parties hereto.

                                     D-4-4

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                              GROUND LESSOR;


                              SUBTENANT;
                              THE BEAR STEARNS COMPANIES INC.

                              By:____________________________________
                                 Name:
                                 Title:


                                     D-4-5

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)


      On the ____ day of ____________ in the year 20 , before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as the ________________ of THE BEAR STEARNS COMPANIES INC., and that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.



                                    ---------------------------
                                                   Notary Public






STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK)


      On the ____ day of ____________ in the year 20 , before me, the undersigned, a Notary Public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as the ________________ of , and that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                     D-4-6

                                    EXHIBIT E

                               Form of Landlord's
                               Consent to Sublease
                               -------------------


            AGREEMENT made as of the ____ day of __________, 20__, by and among ___________________, a ___________________, having an office at _______________
___________________ (hereinafter, the "Landlord"), ______________________, a
________________ having an office at __________________________ (hereinafter, the "Tenant"), the tenant under a lease dated as of August __, 2000 between the Landlord, as lessor, and the Tenant, as lessee (which lease, as heretofore or hereafter amended, is hereinafter referred to as the "Lease"), demising the 15th through 20th floors of the building known as 245 Park Avenue, New York, New York (hereinafter, the "Demised Premises), and ______________________, a ________________ having an office at __________________________ (hereinafter, the "Subtenant").

             The Landlord hereby consents to the subletting by the Tenant to the Subtenant, pursuant to a sublease (hereinafter, the "Sublease") dated as of _____________ __, 20__, a copy of which is attached hereto, of [a portion of] the Demised Premises as more particularly described in the Sublease (which space is hereinafter referred to as the "Sublet Space"), such consent being subject to and upon the following terms and conditions, to each of which the Tenant and the Subtenant hereby expressly covenant and agree to be bound:

             1.   Nothing contained in this Agreement shall either:

                   (a) operate as a consent to or approval or ratification by the Landlord of any of the provisions of the Sublease or as a representation or warranty by the Landlord, and the Landlord shall not be bound or estopped in any way by the provisions of the Sublease;

                   (b) be construed to modify, waive or affect in any way whatsoever (i) any of the provisions, covenants or conditions of the Lease (including, without limitation, the provisions with respect to the sharing of Sublease Profit (as defined in the Lease)), (ii) any of the Tenant's obligations under the Lease, or (iii) any rights or remedies of the Landlord under the Lease or otherwise to enlarge or increase the Landlord's obligations or the Tenant's rights under the Lease or otherwise; or

                   (c) be construed to waive any present or future breach or default on the part of the Tenant under the Lease.

             2. In the event of any conflict between the provisions of either the Lease or this Agreement and the provisions of the Sublease, the provisions of the Lease or this Agreement shall prevail unaffected by the provisions of the Sublease. In the event of any conflict between the provisions of this Agreement and the provisions of the Lease, the provisions of the Lease shall prevail unaffected by the provisions of this Agreement.

             3. The Sublease shall be subject and subordinate at all times to the Lease and all of its provisions, covenants and conditions.

             4. This Agreement and the consent contained in this Agreement are not assignable.

             5. Neither the Sublease nor this Agreement shall release or discharge the Tenant from any liability under the Lease and the Tenant shall remain liable and responsible for the full performance and observance of all of the provisions, covenants and conditions set forth in the Lease on the part of the Tenant to be performed and observed. Any breach or violation of any provision of the Lease by the Subtenant shall be deemed to be and shall constitute a default by the Tenant under such provisions of the Lease.

             6. This Agreement shall not be construed as a consent by the Landlord to any other or further subletting either by the Tenant or the Subtenant or any renewal or extension of the Sublease (other than as provided in the Sublease).

             7. Except for the services and materials required to be furnished or supplied to the Tenant under the Lease, Landlord shall not render any additional services to the Subtenant or supply any additional materials to the Sublet Space without the prior request of the Tenant pursuant to the terms of the Lease. The Tenant and the Subtenant shall each be jointly and severally liable for all bills rendered by the Landlord for all services rendered to the Subtenant and all materials supplied to the Sublet Space in accordance with the provisions of this paragraph and the Lease (including, without limitation, services furnished to Subtenant under the Lease at times other than Business Hours of Business Days).

             8. Any notice or communication which any party hereto may desire or be required to give to any other party under or with respect to this Agreement shall be given in accordance with Article 31 of the Lease except that notices to the Subtenant shall be given to it at its address first hereinabove set forth.

             9. This Agreement shall be construed in accordance with the laws of the State of New York, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be changed or terminated orally or by course of conduct.

             IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

             LANDLORD:                        __________________________
             --------

                                               By: _____________________


             TENANT:                          __________________________
             ------

                                               By: _____________________


             SUBTENANT:                        __________________________
             --------

                                               By: _____________________

                                    EXHIBIT F

                              Rules and Regulations
                              ---------------------

             1. The rights of each tenant in the entrances, corridors, elevators and escalators servicing the Building are limited to ingress to and egress from such tenant's premises for the tenant and its employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

             2. Landlord may refuse admission to the Building outside of Business Hours on Business Days (as such terms are defined in the Lease to which this Exhibit is attached) to any person not known to the watchman in charge or not having a pass issued by Landlord or the tenant whose premises are to be entered or not otherwise properly identified, and Landlord may require all persons admitted to or leaving the Building outside of Business Hours on Business Days to sign a register and submit a pass. Notwithstanding the foregoing, upon request of Tenant, Landlord shall issue a pass and/or grant admission to the Building to any person identified on any list prepared by Tenant and submitted to Landlord. Any person whose presence in the Building at any time shall, in the reasonable judgment of Landlord, be prejudicial to the safety of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. During any invasion, riot, public excitement or other commotion Landlord may prevent all access to the Building by closing the doors or otherwise for the safety of the tenants and protection of property in the Building.

             3. No tenant shall obtain or accept for use in its premises floor polishing from any persons not approved by Landlord to furnish such services (which approval shall not be unreasonably withheld, conditioned or delayed).

             4. Except as provided in the Lease, no awnings or other projections shall be attached to the exterior walls of the Building.

             5. Except as provided in the Lease, no lettering, sign, advertisement, notice or object shall be displayed in or on the windows, or on the outside of any tenant's premises, without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Subject to the provisions of the Lease, elevator cab designations shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant.

             6. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules which are part of the common areas of the Building.

             7. No tenant shall in any way deface any part of the Building.

             8. No bicycles, vehicles, animals or birds of any kind shall be brought into or kept in or about the premises of any tenant of the Building, except temporarily for the purpose of photographing or otherwise copying the appearance and/or sound of the same in connection with a tenant's business; provided, however, that notwithstanding the foregoing, seeing eye dogs for employees or guests of Tenant shall expressly be permitted.

             9. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the reasonable judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant.

             10. Except as permitted in the Lease, no tenant, nor any tenant's contractors, employees, agents, visitors or licensees, shall at any time bring into or keep upon the premises of the Building any inflammable, combustible, explosive or otherwise dangerous fluid, chemical or substance.

             11. Additional locks or bolts of any kind which shall not be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said Grand Master Key. Notwithstanding the foregoing, Tenant may install locks and/or security systems on the doors to or within the Premises; provided that Tenant shall provide Landlord with a master key and/or a master card key. If either with or without Landlord's consent any tenant shall have upon the doors or windows of such tenant's premises locks which are not operable by the Grand Master Key (or any other master key or card key given to Landlord by Tenant), Landlord or its representatives may in case of an emergency forcibly enter such premises. In that event such tenant shall be responsible for the repair or replacement, at such tenant's sole expense, of any damage to such doors or windows caused by such forcible entry. Each tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof.

             12. Except as provided in the Lease, all removals, or the carrying in or out of any safes, freight, furniture, large packages, boxes or crates or any other large object or matter of any description must be done through the freight elevators of the Building (the use of which by Tenant shall be governed by the applicable provisions of the lease). The persons employed to move safes and other heavy objects shall be reasonably acceptable to Landlord and, if so required by law, shall hold a Master Rigger's license. Arrangements will be made by Landlord with any tenant for moving certain materials designated by Landlord or large quantities of furniture and equipment into or out of the Building which Tenant agrees, Landlord may require to be moved during non-Business Hours.

             13. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the Lease of which this Exhibit is a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enlargement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the Building under the provisions of this Rule 13 or of Rule 2 hereof.

             14. No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer or public typist, or for the possession, storage, manufacture, or sale of liquor, narcotics (other than any legally administered drugs in Tenant's nurse's office), dope, tobacco in any form, or as a barber, beauty or manicure shop, (except for tenant's principals, directors, officers and employees only), but nothing contained herein shall affect the right of a tenant or its principals, directors, officers or employees to possess and store liquor and tobacco for sale to or consumption by such principals, directors, officers and employees or such tenant's business guests.

             15. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant's premises. If, in the reasonable judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the reasonable expense of the tenant and in such manner as Landlord shall reasonably determine.

             16. Subject to the provisions of the lease, no machines or mechanical equipment shall be placed or operated as to disturb other tenants; but machines and mechanical equipment installed and used in a tenant's premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building.

             17. Landlord, its contractors, and their respective employees, shall have the right to use, without charge therefor, all light, power and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant.

             18. No premises of any tenant shall be used for lodging or sleeping or for any immoral purpose.

             19.  Intentionally omitted.

             20. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

             21. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the premises of any tenant except as is expressly permitted in such tenant's lease.

             22. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

             23. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

             24. All blinds above the street and first floors shall be lowered as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises.

             25. Landlord reserves the right to rescind, alter (subject to the provisions of Article 11 of the Lease to which this Exhibit is attached) or waive any rule or regulation at any time prescribed for the Building when, in its reasonable judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants. Landlord shall not be responsible to any tenant for the nonobservance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

                                    EXHIBIT G

                        Alterations Rules and Regulations
                        ---------------------------------

       Note In the event of any conflict between the terms of this Exhibit G and the terms of the lease, the terms of the lease shall govern.

A.     General
       -------

       1) Tenant will make no alterations, decorations, installations, repairs, additions, improvements or replacements (which are hereinafter called "Alterations" and which are the Alterations referred to in the lease) in, to or about the Premises except in compliance with Article 12 of the lease.

       2) Prior to the commencement of any Alterations, Tenant is responsible for obtaining, from the Building Manager, a base Building pre-demolition/pre-construction status report noting condition of Premises. Landlord shall cause the Building Manager to provide Tenant with such report reasonably promptly following Tenant's request therefor.

       3) Prior to the commencement of any Alterations for which Landlord's approval shall be required pursuant to the terms of the lease, Tenant shall submit for Landlord's written approval all required items described in Paragraphs 1, 2 and 3 of Section B hereof.

       4) Tenant shall insure that the proposed Alterations comply with The Administrative Code of The City of New York and all other laws, ordinances, rules and regulations promulgated by all governmental agencies and bodies having jurisdiction over such Alterations, including, without limitation, the Americans With Disabilities Act.

       5) Tenant shall insure that all proposed Alterations comply with Building standards listed in Section C hereof, and are adequately designed to serve Tenant's needs while remaining in full conformity with, and not adversely affecting, any Building systems.

       6) All (i) demolition or removal of construction materials, or (ii) moving of construction materials to or from the Building, or (iii) other categories of work which may disturb or interfere with other Tenants of the Building or disturb or interfere with Building operations, must be scheduled and performed before or after Business Hours. Tenant shall provide the Building Manager with written notice at least twenty-four (24) hours prior to scheduling any Alteration, and shall pay Landlord's actual reasonable incremental out-of-pocket costs for additional overtime porters, security, engineers and other reasonable costs incurred by Landlord in connection with such after hours scheduling.

       7)    Intentionally Omitted.

       8) All inquiries, Tenant plans, requests for approvals, and all other matters shall be processed through the Building Manager.

B.     Tenant Submittals
       -----------------

       1) In connection with Alterations for which Tenant is required to submit plans to Landlord pursuant to the express terms of the lease, Tenant to submit, to Landlord, the following information for Landlord's review and approval (which approval shall be granted or withheld in accordance with the express provisions of the lease) prior to commencement of such Alterations. Landlord's approval period will not commence until the Building Manager is in receipt of items (a), (b) and (c) below, as one complete package:

             a) Letter of Intent to perform construction. Letter to include a brief description of the proposed Alterations, Tenant contact, complete list of proposed contractors and work schedule.

             b) Two (2) sets of design drawings and specifications noting full scope of work involved in performing such Alterations. All drawings must be signed and sealed by Tenant's Registered Architect or Professional Engineer licensed to conduct business in the State of New York. Part plan drawings will not be acceptable.

                   (i) If full height partition walls are being installed in an area that is sprinklered, the existing sprinkler head locations must be included to show that new partitions are not in conflict with sprinkler coverage.

                   (ii) If the area being altered includes existing compartmentation walls, those compartmentation walls must be indicated on Tenant's layout.

             c) A letter from Tenant's Registered Architect or Professional Engineer stating that their design and scope of work complies with all applicable codes, and local laws, especially noting Local Laws 16/84, 58/87, and 5/73. This letter must be signed and include their professional seal.

             d) Proper New York City Building Department filing applications, as required, for all Alterations indicated on drawings, which, if accurate and in appropriate form, Landlord will sign and return to Tenant by the later to occur of (x) the date on which Landlord approves the applicable Alteration or
                   (y) three (3) Business Days after Tenant's submission to Landlord of such application.

             e) Valid Certificates of Insurance (unless Landlord is already in possession of such current and valid certificates from Tenant's general contractor) and a Contractors Agreement signed by Tenant's general contractor (see Insurance Requirements in Section D hereof).

       2) Upon completion of Landlord's review, the following will be returned to Tenant within the applicable time periods set forth in the lease:

             a) A letter (i) granting approval to file drawings; or (ii) granting conditional approval, subject to Tenant incorporating Landlord's comments and suggested revisions into a revised set of design drawings (no Alterations for which Landlord's approval shall be required pursuant to the terms of the lease will commence or applications be filed until Landlord is in receipt of such revised set of drawings); or (iii) disapproving such Alterations (together with a reasonably detailed explanation of the basis for such disapproval); and

             b) If approved, or conditionally approved, Building Department applications signed by Landlord.

             Landlord's review is for conformance with Building standards only and is not a review for compliance with law or a review of the adequacy of Tenant's design. No such approval, or comments shall constitute a waiver of the obligation that Tenant's Alterations comply with all laws and receive Buildings Department or other governmental approvals that may be required.

       3) Prior to commencement of Alterations for which Landlord's approval shall be required pursuant to the terms of the lease:

             Tenant to submit to Landlord the following:

             a)    A  letter  or  revised   drawings   addressing   Landlord's
                   comments, if any.

             b) Approved New York City Building Department filing applications, drawings, and all work permits.

             c) A list of all contractors and subcontractors who will perform the Alterations (subject to change and supplementation in accordance with the applicable provisions of Article 12 of the lease).

             d)    A work schedule noting duration of work.

       4)    Upon completion of Alterations:

             Tenant to submit to Landlord, in a timely manner, the following:

             a) All sign-off documents which pertain to work filed from all agencies having jurisdiction.

             b) As-built drawings or final-marked drawings, in accordance with Section 12.04 of the lease.

             c) A properly executed Air Balancing Report, signed by a Professional Engineer, if applicable.

C.     Building Standard Requirements
       ------------------------------

       1) All structural or floor loading requirements, mechanical (HVAC), plumbing, sprinkler, electrical, fire alarm and elevator requirements of any proposed Tenant installation shall be deemed to be Material Alterations and shall be subject to the prior approval of Landlord's consultants (which approval shall be granted or withheld in accordance with the express provisions of the lease).

       2) All demolition performed by or on behalf of Tenant (other than demolition that is to be performed by Landlord in accordance with the terms of the lease) shall be supervised by Landlord's representative; provided that Landlord shall not interfere with the performance of such demolition, and further provided that any such supervision by Landlord's representative shall be at no charge to Tenant.

       3) Elevator service for construction work shall be charged to Tenant in accordance with Section 16.07 of the lease. Prior arrangements for elevator use shall be made with Building Manager by Tenant. No material or equipment shall be carried under or on top of elevators. If workmen (including, without limitation, Operating Engineers and Personnel Carriers), are required by any union regulations for material or personnel hoisting, such workmen shall be paid for by Tenant.

       4) If shutdown of any mechanical or electrical risers are required in connection with Alterations, such shutdown shall be performed by Landlord's contractors at Tenant's expense or, at Landlord's option, supervised by Landlord's representative at Tenant's expense; provided, however, that in either case, the amount payable by Tenant to Landlord shall constitute Landlord's actual, reasonable out-of-pocket costs in connection therewith.

       5)    Tenant's contractor shall:

             a) have a Superintendent or Foreman on the Premises at all times;

             b) police the job at all times, continually keeping the Premises orderly; protection and maintenance will be Tenant's responsibility;

             c) maintain cleanliness and protection of all areas, including elevators and lobbies;

             d) protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work;

             e) block off supply and return grills, diffusers and ducts to keep dust from entering into the Building air conditioning system;

             f)    protect all Class "E" fire alarm devices and wiring; and

             g)    avoid the disturbance of other Tenants.

       6) If any part of Tenant's Alteration is improperly performed, Tenant shall be charged for the actual, reasonable out-of-pocket costs of corrective work done by Landlord's personnel or contractors engaged for such purpose by Landlord, provided that, except in the case of an emergency, Landlord gives Tenant written notice and a reasonable opportunity (not less than 30 days) to cure before proceeding with such corrective work.

       7) All equipment and installations must be equal to the standards of the Building, which standards shall be commensurate with other first-class office buildings in Midtown Manhattan comparable to the Building. Any deviation from such Building standards will be permitted only if approved by Landlord in writing (which approval shall be granted or withheld in accordance with the provisions of
             Article 12 of the lease).

       8) Tenant shall pay Landlord for any amounts billed in connection with any Alteration pursuant to this Exhibit G within thirty (30) days after billing therefor.

       9) Landlord's contract fire alarm service personnel shall be the only personnel permitted to adjust, test, alter, relocate, add to, or remove equipment connected to the Class "E" System.

       10) During such times that Tenant's alterations or demolition of the Premises require that fire protection afforded by the Class "E"

             System or sprinkler system be disabled, Tenant, at Tenant's expense, shall maintain fire watch service in compliance with all applicable Legal Requirements.

       11) Landlord, at Tenant's expense, shall repair or cause to have repaired, any and all defects, deficiencies or malfunctions of the Class "E" System caused by Tenant's Alterations or related demolition. Such expense may include expenses of engineering, supervision and standby fire watch personnel that Landlord deems necessary to protect the Building during the time such defects, deficiencies and malfunctions are being corrected. The amounts payable by Tenant to Landlord under this paragraph 11 shall be limited to Landlord's reasonable and actual out-of-pocket costs.

       12) Should Tenant desire to install its own internal fire alarm system, Tenant shall request Landlord to connect such system to the Class "E" System at Tenant's expense in such reasonable manner as prescribed by Landlord. Tenant shall, at Tenant's expense, have such internal fire alarm system approved by governing agencies having jurisdiction, and shall submit to Landlord an approved copy of plans of such system before initiating any installation of such system. Tenant must demonstrate that system is in working order prior to tie-in. The amounts payable by Tenant to Landlord under this paragraph 12 shall be limited to Landlord's reasonable and actual out-of-pocket costs.

       13) Landlord, at Tenant's expense, will be responsible for the maintenance and proper operation of any Tenant Class "E" Fire Alarm sub-system. The amounts payable by Tenant to Landlord under this paragraph 13 shall be limited to Landlord's reasonable and actual out-of-pocket costs.

       14) When Tenant's use of any space requires a change in the Certificate of Occupancy, whether a building has a Final Certificate of Occupancy or Temporary Certificate of Occupancy, or (as in the case of a new Building with a Temporary Certificate of Occupancy) involves the initial inclusion of the Premises on the Certificate of Occupancy, the Tenant must utilize the services of Landlord's consultant (as of the date of this Lease, William Vittaco, Associates). The Tenant shall be responsible for coordination with the consultant, and for all costs in connection with such consultant's services, provided that such services are provided at commercially reasonable rates.

       15) The Tenant will be responsible for keeping a copy of all required Building Department approved applications, drawings, permits, and sign-offs during and after completion of construction and shall deliver same to Landlord at the expiration of the lease.

       16) The following penalty will be assessed to all tenants that do not submit Building Department sign-offs within one year of completion of any Alterations (unless such failure results from (i) a failure of the Building Department to issue such sign-offs despite such tenant having made all required submissions or (ii) the act or omission of any party other than Tenant or Tenant's agents, contractors, subcontractors, employees or consultants, which act or omission is beyond Tenant's reasonable control):

             a) Future Building Department documents that require Landlord's signature will not be signed nor will work be allowed to commence until complete submission of all required past Building Department documents have been received.

       17) The attachment of any work to Building window mullions, HVAC enclosures, window soffets, will not be permitted.

       18) Drywall partitions or installations abutting window mullions must allow for the operation of pivoting windows where applicable.

       19) Electrical wire mold will not be permitted without written approval from Landlord.

       20) Chasing of structural slab or Building masonry walls will not be permitted unless special consent is given by Landlord.

       21) The attachment of drywall metal studs or track to mechanical, electrical, plumbing, sprinkler, or any Building systems will not be permitted.

       22) All valves or equipment controlling Building systems or Tenant systems must be tagged and identified.

       23) Access doors must be provided to all Building equipment and Tenant equipment.

       24) Tenant shall be responsible for alterations to any existing HVAC ductwork or system and shall ensure that such work is integrated so as not to adversely affect the Building system.

       25) Tenant shall have the right to install its own (i.e., non-Building standard) locks (excluding, however, with respect to core utility closets) with both access cards and metal keys; provided that Tenant provides to Landlord (a) access cards as required for nightly cleaning and emergency access to the Premises and (b) a single master key.

       26)   Intentionally Omitted.

       27) Tenant shall not install any outside louvers without Landlord's prior written approval. Detailed sketches of all proposed louvers shall be submitted for Landlord's approval which approval may be granted or withheld in accordance with the provisions of Article 12 of the lease pertaining to Material Alterations.

       28)   Intentionally omitted.

       29) Any connections to Building systems must be of the same materials as existing Building standards.

       30)   Intentionally Omitted.

       31)   Intentionally Omitted.

       32)   Intentionally omitted.

       33) Tenant is not to mount any equipment in Building Electrical Closets, Telephone Closets, or Mechanical Equipment Rooms without prior written approval from Landlord (which approval shall be granted or withheld in accordance with the provisions of Article 12 of the lease).

       34) Tenant is responsible to insure that all work is performed in a normal, acceptable, and safe manner.

D.    Contractors Agreement; Insurance Requirements
      ---------------------------------------------

       [To be retyped on Letterhead of Tenant's General Contractor, addressed to Landlord]

Tenant:
------

Premises:
--------

       The undersigned contractor or subcontractor (hereinafter called "Contractor") has been hired by the Tenant or occupant (hereinafter called "Tenant") of the Building named above or by Tenant's contractor to perform certain work (hereinafter called "Work") for Tenant in the Tenant's Premises in the Building. Contractor and Tenant have requested the undersigned Landlord (hereinafter called "Landlord") to grant Contractor access to the Building and its facilities in connection with the performance of the Work and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

       1) Contractor agrees to indemnify and save harmless the Landlord, and its respective officers, employees and agents and their affiliates, subsidiaries, and partners, and each of them, from and with respect to any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, including death at any time resulting therefrom, and loss of or damage to property (excluding consequential damages), except to the extent arising out of the negligence or intentional misconduct of Landlord or any of the parties entitled to be indemnified hereunder.

       2) Contractor shall provide and maintain at its own expense, until completion of Work, the following insurance:

             a) Workers' Compensation and Employers' Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workers' Compensation and Employers' Liability Insurance.

             b) Comprehensive General Liability Insurance Including Coverage for Completed Operations, Broad Form Property Damage "XCU" exclusion if any deleted, and Contractual Liability (to specifically include coverage for the indemnification clause of this Agreement) for not less than the following limits:

                         Combined Single Limit
                         Bodily Injury and

                         Property Damage Liability:$5,000,000
                         (written on a per occurrence basis)

             c) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits:

                   Bodily Injury:                 $5,000,000 per person
                                                  $5,000,000 per occurrence
                   Property Damage:               $5,000,000 per occurrence

       Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days prior written notice of the cancellation of any of the foregoing policies.

       3) Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

             a) Comprehensive General Liability Insurance Including Protective and Contractual Liability Coverages with limits of liability at least equal to the above stated limits.

             b) Comprehensive Automobile Liability Insurance (covering all owner, non-owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits:

                   Bodily Injury:                 $5,000,000 per person
                                                  $5,000,000 per occurrence
                   Property Damage:               $5,000,000 per occurrence

       Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

       Agreed to and executed this day of , 2000.

Landlord:                     Contractor:

__________________________________________

                                    EXHIBIT H

                       Landlord's Nondisturbance Agreement
                       -----------------------------------

           SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


       AGREEMENT  made as of the ___ day  of     ,  200_  between WFP 245 PARK
CO. L.P.  (hereinafter called  "Landlord"),                       (hereinafter
called  "Tenant"),  and  (hereinafter               called
"Subtenant");

                             W I T N E S S E T H:
                             - - - - - - - - - -


       WHEREAS, Landlord is the landlord under that certain lease dated as of November 20 , 2000 between Landlord, as lessor, and Tenant, as lessee (such lease, as the same may be amended, modified, extended, renewed, supplanted or replaced, being hereinafter called the "Overlease"), covering certain premises (hereinafter called the "Demised Premises") in the building situated at 245 Park Avenue, New York, New York (hereinafter called the "Building"), on land more particularly described in Exhibit A annexed hereto; and

       WHEREAS, a portion of the Demised Premises comprised of
(hereinafter called the "Sublease Premises") has been subleased to Subtenant
pursuant to that certain sublease dated as of               , 20__ between
Tenant, as sublessor, and Subtenant, as sublessee (hereinafter called the "Sublease").

             NOW, THEREFORE, in consideration of the premises and other good and valuable consideration in hand paid, the parties hereto agree as follows:

       1. So long as Subtenant is not in default, after notice and the lapse of any applicable grace period, in the performance of any terms, covenants and conditions to be performed on its part under the Sublease, then in such event:

             (a) Unless any applicable law requires same, Subtenant shall not be joined as a party defendant in any action or proceeding which may be instituted or taken by the Landlord for the purpose of terminating the Overlease by reason of any default thereunder, nor shall such action or proceeding result in a cancellation, modification or termination of the Sublease;

             (b) Subtenant (and any person or entity claiming through or under Subtenant) shall not be evicted from the Premises nor shall any of Subtenant's rights, possession or enjoyment (nor the rights, possession or enjoyment of any person or entity claiming through or under Subtenant) under the Sublease be affected in any way by reason of any default under the Overlease, and

            (c) Subtenant's leasehold estate under the Sublease shall not be terminated or disturbed by reason of any default under the Overlease.

       2. (a) If Landlord shall succeed to the rights of Tenant under the Sublease by termination of the Overlease or otherwise, Landlord, as Subtenant's landlord under said Sublease, shall accept Subtenant's attornment and Subtenant agrees to so attorn and recognize Landlord as Subtenant's landlord under said Sublease without further requirement for execution and delivery of any instrument to further evidence the attornment set forth herein. Subtenant or Landlord will, each upon demand of the other, execute and deliver any instrument that may be required to evidence such attornment.

            (b) Subject to the provisions of subparagraph 2(c) below, upon any such attornment and recognition, the Sublease shall continue in full force and effect as, or as if it were, a direct lease between Landlord and Subtenant upon all of the then executory terms, conditions and covenants as are set forth in the Sublease (as the same incorporates by reference the Overlease, notwithstanding the termination of the Overlease), and shall be applicable after such attornment, provided, to the extent that Landlord has any rights under the Overlease which are (x) applicable to the Sublease Premises, (y) in addition to the rights of the lessor under the Sublease and (z) not in excess of any rights that Landlord would have had against Tenant if the Sublease Premises were the only premises leased by Tenant under the Overlease (thus, by way of example, Subtenant could not be held liable for fixed rent or additional rent in excess of the Fixed Rent or Additional Charges (as such terms are defined in the Overlease) allocable to the Sublease Premises on a per rentable square foot basis, except to the extent that the rental rate provided for in the Sublease on a per rentable square foot basis is in excess of such Fixed Rent and Additional Charges), such rights shall be deemed incorporated into the Sublease, notwithstanding the termination of the Overlease; and provided, further that Landlord shall not be (i) subject to any credits, offsets, defenses or claims which Subtenant might have against Tenant which shall have accrued to Subtenant against Tenant prior to the date upon which Landlord succeeded to the interest of Tenant under the Sublease; nor (ii) bound by any rent which Subtenant might have paid for more than one (1) month in advance to Tenant, unless such prepayment shall have been made with Landlord's prior written consent; nor (iii) liable for any act or omission of Tenant, except that such non-liability shall in no way diminish Subtenant's rights under the Sublease with respect to the continuing failure of Landlord to perform the obligations of Tenant under the Sublease after the date upon which Landlord succeeds to the interests of Tenant under the Sublease; nor (iv) bound by any covenant to undertake or complete any improvement to the Sublease Premises or the Building; nor (v) be required to account for any security deposit other than any security deposit actually delivered to Landlord; nor (vi) liable for any payment to Subtenant of any sums, or the granting to Subtenant of any credit, in the nature of a contribution towards the cost of preparing, furnishing or moving into the Sublease Premises or any portion thereof; nor (vii) bound by any amendment, modification or surrender of the Sublease made without Landlord's prior written consent. Subtenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give it any right or election to terminate or otherwise adversely affect the Sublease or the obligations of Subtenant thereunder by reason of any action or proceeding brought by or on behalf of Landlord for the purpose of terminating the Overlease by reason of any default thereunder.

             (c) Notwithstanding anything to the contrary contained herein, in the event that the rental rate set forth in the Sublease, on a per rentable square foot basis (including fixed rent and additional rent on account of real estate taxes, Operating Expenses and electricity), after taking into account all rent concessions provided for in the Sublease, is less than the Lease Rent (as such term is defined in Section 8.17 of the Overlease), the Sublease shall be deemed to be automatically amended effective as of the date of the aforementioned attornment and recognition so that from and after the date of such attornment and recognition, the rental rate payable under the Sublease shall be the Lease Rent. Subtenant or Landlord will, each upon demand of the other, execute and deliver an amendment to the Sublease, in form reasonably satisfactory to Landlord and Subtenant, setting forth such increase in the rental rate payable under the Sublease to the Lease Rent; provided, however, that the absence of such written amendment shall not, in any event, affect the automatic rental increase described herein.

       3.   Intentionally Omitted.

       4. The Sublease now is and shall remain subject and subordinate to the Overlease and to any ground or underlying lease affecting the Demised Premises and to all renewals and replacements, extensions, consolidations and modifications thereof, subject to the terms and conditions of this agreement.

       5. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto, their successor and assigns.

       6. This Agreement may not be modified except by an agreement in writing signed by the parties or their respective successors in interest.

       7. Any notice, statement, demand, consent, approval, advice or other communication required or permitted to be given, rendered or made by any party hereto to another party hereto, pursuant to this Agreement or pursuant to any applicable law or requirement of public authority (collectively, "communications") shall be in writing (except as specifically otherwise provided elsewhere in this Agreement) and shall be deemed to have been properly given, rendered or made only if sent by personal delivery, registered or certified mail (return receipt requested, posted in a United States post office station or letter box in the continental United States), or nationally recognized overnight courier, addressed as follows:

                   If to Landlord:

                   WFP 245 PARK CO. L.P.
                   c/o Brookfield Financial Properties, Inc.
                   One Liberty Plaza
                   165 Broadway
                   New York, New York 10006
                   Attention: Senior Vice-President, Director of Leasing with a copy to:

                   WFP 245 PARK CO. L.P.
                   c/o Brookfield Financial Properties, Inc.
                   One Liberty Plaza
                   165 Broadway
                   New York, New York 10006
                   Attention:  General Counsel;

                   if to Subtenant:



                   and with a copy to:



                   and if to Tenant:

                   The Bear Stearns Companies Inc.
                   245 Park Avenue
                   New York, New York  10167
                   Attn: James Lang

                   and with copies to:

                   The Bear Stearns Companies Inc.
                   Legal Department
                   245 Park Avenue
                   New York, NY 10167
                   Attn:  James E. Raved, Esq.

                   and

                   Stroock & Stroock & Lavan LLP
                   180 Maiden Lane
                   New York, NY  10038
                   Attn:  Jacob Bart, Esq.

All such communications shall be deemed to have been given, rendered or made when delivered and receipted by the party to whom addressed (or the date that such receipt is refused, if applicable). Either party may, by notice as aforesaid, designate a different address or addresses for communications intended for.

       IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto.

                        Landlord:
                        WFP 245 PARK CO. L.P.,
                        a Delaware limited partnership

                        By:   WFP 245 Park Co. G.P. Corp.,
                              a Delaware corporation, general partner

                              By:
                                   -------------------------
                                   Name:
                                   Title:

                        Subtenant:
                        [NAME OF SUBTENANT]


                        By:
                             -------------------------------
                             Name:
                             Title:


                        Tenant:
                        [NAME OF TENANT]


                        By:
                             -------------------------------
                             Name:
                             Title:

                                    EXHIBIT I

                            Mechanical Specifications
                            -------------------------


Landlord shall provide conditioned interior air quantities to the premises as described below during Business Hours of Business Days.

Premises shall mean Floors 15 through 20.

Air quantities shall mean the C.F.M. readings at the shaft or supply air duct before reheat but after volume damper.

Conditioned shall mean supply air temperatures of 530F to 580F at the discharge of appropriate air handler.

                                 AIR QUANTITIES

------------   --------------------   ------------------   --------------------
Floor                Duct Size               West                  East

15th                  66"x 16"            7,200 CFM             7,200 CFM
16th                  66"x 16"            7,200 CFM             7,200 CFM
17th                  68"x 16"            7,375 CFM             7,375 CFM
18th                  68"x 16"            7,375 CFM             7,375 CFM
19th                  68"x 16"            7,475 CFM             7,475 CFM
20th                  68"x 16"            7,475 CFM             7,475 CFM

                                    EXHIBIT J

                          Schedule of Overtime Charges
                          ----------------------------

1.    Overtime Charges
      ----------------

      In accordance with Section 16.01, Landlord shall supply chilled water, hot water and fresh air as may be required to operate heating, ventilating and air conditioning systems at times other than on Business Days during Business Hours at the following charges:


                                                    Minimum Hourly
Floors(s)             Days & Times     Service      Utility        Charges
---------             ------------     -------      -------        -------

15th              6:00 p.m. to 8:00       C*               $83.56
                  a.m. Business Days
                  and all times on
                  non-Business Days

16th-20th         6:00 p.m. to 8:00       C                $83.56
                  a.m. Business Days
                  and all times on
                  non-Business Days

15th              6:00 p.m. to 8:00       H**             $159.83
                  a.m. Business Days
                  and all times on
                  non-Business Days

16th-20th         6:00 p.m. to 8:00        H              $141.00
                  a.m. Business Days
                  and all times on
                  non-Business Days

*                 C = Cooling

**                H = Heating

Tenant shall pay all charges due pursuant to Section 16.01 and this Exhibit within 30 days after same are billed by Landlord.

      2.    Adjustment in Minimum Hourly Utility Charge
            -------------------------------------------

             (a)  For the purpose of this Exhibit:

                   (i) the term "Utility Electric Rate" shall mean, at the time in question, the scheduled public utility electricity rate (including all surcharges, taxes and fuel adjustments regularly passed on to consumers by such public utility, and all other sums payable in respect thereof) which is or would be charged to Landlord by such public utility for the supply of electric energy to Landlord for the entire Building (including such public utility's Time of Day Rates or similar factors affecting the rate schedule applicable to the electricity supplied to the Building);

                   (ii) the term "Base Utility Electric Rate" shall mean the Utility Electric Rate in effect on the date of the lease;

                   (iii)the term "Utility Steam Rate" shall mean, at the time in question, the scheduled public utility steam rate (including all surcharges, taxes and fuel adjustments regularly passed on to consumers by such public utility, and all other sums payable in respect thereof) which is or would be charged to Landlord by such public utility for the supply of steam to Landlord for the entire Building;

                   (iv) the term "Base Utility Steam Rate" shall mean the Utility Steam Rate in effect on the date of this lease;

             (b) If at any time the Utility Electric Rate shall exceed the Base Utility Electric Rate, then the original Minimum Hourly Utility Charge shall be increased by percentages equal to the following:

                                     Cooling          Heating
15th thru 20th Fls.                  100%             18%

of the percentage by which the Utility Electric Rate effective at such time exceeds the Base Utility Electric Rate."

             (c) If at any time the Utility Steam Rate shall exceed the Base Utility Steam Rate then the original Minimum Hourly Utility Charge shall be increased by a percentage equal to the following:

                           Cooling                   Heating

15th thru 20th Fls.        0%                        82%

of the percentage by which the Utility Steam Rate at such time exceeds the Base Utility Steam Rate.

                                    EXHIBIT K

                   Form of Landlord's Consent to Assignment
                             And Assumption of Lease
                             -----------------------

      WFP 245 PARK CO. L.P., having an office at c/o Brookfield Financial Properties, Inc., One Liberty Plaza, 165 Broadway, New York, New York 10006 (herein called "Landlord"), hereby consents (herein called the "Consent") to the assignment by ___________________, a corporation, having an office at __________________ (herein called "Tenant" or "Assignor"), to ___________, a corporation, having an office at ____________________ (herein called "Assignee"), of the Lease (herein called the "Lease") dated _____________________, covering premises (herein called the "Premises") in the building known as 245 Park Avenue, New York, New York (herein called the "Building"), such Consent being subject to and upon the following terms and conditions, to each of which Assignor and Assignee expressly agree:

      1. Neither the giving of this Consent nor anything contained herein or in the agreement of assignment and assumption executed or to be executed by Assignor and Assignee (herein called the "Assignment and Assumption Agreement") shall be construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions, obligations or conditions contained in the Lease (except as herein expressly provided), or to waive any breach thereof, or any rights of Landlord against any person, firm, association or corporation liable or responsible for the performance thereof, or to increase the obligations or diminish the rights of Landlord under the Lease, or to increase the rights or diminish the obligations of Tenant thereunder, or to, in any way, be construed as giving Assignee any greater rights than the original Tenant named in the Lease would be entitled to, and all covenants, agreements, terms, provisions and conditions of the Lease are hereby mutually declared to be in full force and effect.

      2. Except as otherwise provided in Article 8 of the Lease, the giving of this Consent shall not be construed either as a consent by Landlord to, or as permitting, any other or further assignment of the Lease, whether in whole or in part, or any subletting of the Premises, or as a waiver of the requirement of obtaining Landlord's consent thereto; and notwithstanding anything to the contrary contained in the Lease, except as otherwise provided in Article 8 thereof, Assignee shall not, without the prior written consent of Landlord in each instance, assign the Lease or this Consent or sublet the Premises or any part thereof.

      3. Assignor and Assignee hereby agree that the provisions of Article 8 of the Lease, shall, notwithstanding this Consent, continue to be binding upon Assignor and Assignee with respect to all future assignments and transfers of the Lease and sublets of the Premises.

      4. Assignor hereby agrees that the obligations of Assignor under the Lease and this Consent shall not be discharged or otherwise affected by reason of the giving or withholding of any consent or approval for which provision is made in the Lease, or by reason of any amendment or modification of the Lease hereafter entered into by Landlord and Assignee.

      5. Assignee, for Assignee and its successors and assigns, hereby (a) accepts the assignment, by Assignor, of Tenant's interest in and to the Lease,
(b) recognizes all of the covenants, agreements, terms, provisions, obligations and conditions contained in the Lease and hereby assumes all of said terms, provisions, agreements, covenants, obligations and conditions of the Lease on the part of Tenant to be kept, observed and performed from and after the effective date of the assignment*/, (c) assumes and agrees to pay the Fixed Rent, Additional Charges, damages and all other sums now and**/ hereafter payable by Tenant under the Lease, and (d) agrees to keep and perform, and to permit no violation of, each and every covenant, agreement, term, provision, obligation and condition therein set forth on the part of Tenant to be kept, observed and performed from and after the effective date of the assignment***/.

      6. Assignor and Assignee shall be and remain jointly and severally liable and responsible, at all times during the term of the Lease (a) for the payment of Fixed Rent, Additional Charges, damages and all other sums now and hereafter payable by Tenant thereunder, and (b) for the performance of all of the covenants, agreements, terms, provisions, obligations and conditions of the Lease on the part and on behalf of Tenant to be kept, performed and observed.

      7. The giving of this Consent shall not be deemed or serve to release Tenant named in the Lease or any successor in interest to said Tenant from any liability, obligation or duty which such Tenant or such successor in interest may have.

      8. The giving of this Consent shall not result in any liability on the part of Landlord for the payment of any commissions or fees in connection with the proposed assignment transaction herein contemplated by Assignor and Assignee; Assignor and Assignee hereby covenant and agree that Landlord is not and will not be responsible for the payment of any commissions or fees in connection with the aforesaid assignment transaction and they each agree to indemnify and hold Landlord harmless from and against any claims, liability, losses or expenses, including reasonable attorneys' fees and court costs, incurred by Landlord in connection with any claims for a commission or fee by any broker, agent or finder in connection with said assignment transaction.

----------------------------------

 */ This language to be inserted unless the assignee is a purchaser of all or substantially all of Tenant's assets or a successor to Tenant by merger, acquisition, consolidation or change of control.

 **/ This language to be deleted unless the assignee is a purchaser of all or substantially all of Tenant's assets or a successor to Tenant by merger, acquisition, consolidation or change of control.

 ***/ This language to be inserted unless the assignee is a purchaser of all or substantially all of Tenant's assets or a successor to Tenant by merger, acquisition, consolidation or change of control.

      9. Assignor and Assignee hereby represent, covenant and warrant to Landlord that no compensation or other consideration of any kind other than as set forth in the Assignment and Assumption Agreement has been or is payable by Assignee to Assignor in connection with the aforesaid assignment.

      10. Assignor and Assignee hereby agree that (a) an executed original or duplicate original of the Assignment and Assumption Agreement has been or will be furnished to Landlord within three (3) Business Days after the date hereof; and (b) Landlord is not a party to the Assignment and Assumption Agreement and is not bound by the provisions thereof, and recognize that accordingly Landlord has not, and will not, review or pass upon any of the provisions of the Assignment and Assumption Agreement.

      11. Any violation by Assignor or Assignee of any of the covenants, agreements, terms, provisions and conditions hereof, shall constitute a violation of the covenants, agreements, terms, provisions and conditions of the Lease by the tenant thereunder entitling Landlord to all of the rights and remedies therein provided; it being agreed and understood that mention in this Consent of any particular remedy shall not preclude Landlord from any other remedy in law that shall be permitted by the terms of the lease or in equity.

      12. Landlord shall be under no obligation to commence proceedings or exhaust any of its remedies against Assignee before proceeding against Assignor, or against Assignor before proceeding against Assignee, for any redress provided for in the Lease or this Consent or at law or equity.

      13. In the event of any conflict between the provisions of (i) the Lease or this Consent and (ii) the Assignment and Assumption Agreement the provisions of the Lease or this Consent shall prevail unaffected by the provisions of the Assignment and Assumption Agreement. In the event of any conflict between the provisions of this Consent and the provisions of the Lease, the provisions of the Lease shall prevail unaffected by the provisions of this Consent.

      14. This Consent may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought.

      15. This Consent shall not be binding upon Landlord unless and until it is signed by Landlord.

      IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the _____________ day of , 20__.

                        LANDLORD:

                        WFP 245 PARK CO. L.P.

                        By:   WFP 245 PARK CO. G.P. Corp., its general partner

                              By:
                                    ------------------------
                                    Name:
                                    Title:


                        TENANT:

                        By:
                              ------------------------------
                              Name:
                              Title:

                        FEDERAL IDENTIFICATION NO.:
                        --------------------------

                        ASSIGNEE:

                        By:
                              ------------------------------
                              Name:
                              Title:

                                    EXHIBIT L

                             Cleaning Specification
                             ----------------------

SCHEDULE OF SERVICE
-------------------

Cleaning will be done daily, Monday through Friday, except for Union Holidays (in the applicable union contract for cleaning staff). Blitz Cleaning is a limited exception, however:

                  Although there is no cleaning on New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, reduced services ("Blitz Cleaning") are provided on the other holidays (e.g., Good Friday, Columbus Day, and the Day After Thanksgiving). In Blitz Cleaning, a skeleton crew, including a day porter, empties wastebaskets and ash trays, removes rubbish in tenanted areas, and provides some basic services in the common areas.

Cleaning Times: 6 PM through 6 AM.

SUPERVISION
-----------

A cleaning supervisor will verify that work has been completed in tenant premises, lights turned off, doors locked, and offices left in a neat condition for the next day's business. The cleaning staff will be instructed to keep Tenant's Premises locked during cleaning and to admit only other cleaning staff authorized to be within them.

FLOOR CARE
----------

Carpeted floors and rugs will be vacuumed nightly. Hard floors (including ceramic tile, stone, terrazzo, wood and the like) and resilient flooring (linoleum, rubber and asphalt tile) will be swept nightly.

OFFICE CLEANING
---------------

Nightly, cleaners will:

     o Dust and wipe clean all desk tops, telephones and office equipment; empty and damp wipe clean all ashtrays.

     o Dust and wipe clean all uncluttered office furniture, including desks, file cabinets, credenzas, and bookcases, as well as wall fixtures, window sills and convector enclosure tops. They will wash the sills and convector tops when accessible and necessary.

     o Empty all waste receptacles and replace plastic waste can liners when necessary.

     o Clean all water fountains and coolers, removing all fingerprints and smudges.

     o      Sweep or vacuum clean, as appropriate, all private stairwells.

As often as necessary to maintain a clean appearance, the cleaning contractor will:

     o      Dust all chair rails, trims and baseboards within reach.

     o      Clean all metal and remove finger marks.

HIGH DUSTING
------------

Certain procedures ("High Dusting") will be performed quarterly:

     o Dust all pictures frames, charts, and similar wall hangings not reached in nightly cleaning.

     o Dust all vertical surfaces, such as walls, partitions, doors and bucks and other surfaces not reached in nightly cleaning.

     o Dust all pipes, ventilating, heating and air conditioning louvers, grates, grills, ducts, high moldings and all other high areas not reached in nightly cleaning.

     o Dust all exterior surfaces of lighting fixtures including bulbs, glass, lenses and plastic or metal enclosures.

     o      Dust and inspect all venetian blinds.

CORE LAVATORIES
---------------

Every night a porter will:

     o Sweep and wash lavatory floors using approved disinfectants. Machine scrubbing will be done weekly.

     o      Wash and disinfect both sides of all toilet seats.

     o Scour, wash and disinfect all basins, bowls and urinals using an odorless disinfectant.

     o Wash and polish all mirrors, powder shelves, bright work fixtures and enameled surfaces, including flushometer piping and toilet seat hinges.

     o Dust and clean, washing where necessary, all partitions, tile walls, dispensers and receptacles in lavatories. Every two weeks, a porter will wash and polish all wall tiles and stall surfaces.

     o Fill all toilet tissue holders with tissue furnished by Landlord. Throughout each business day, a porter or matron will maintain an adequate supply of tissue, paper towels, hand soap, the towels and soap to be supplied by Landlord's cleaning contractor at Tenant's expense. The porter or matron will also police the lavatory and maintain it in a neat, orderly condition throughout the day.

     o Empty and damp clean paper towel receptacles and sanitary napkin disposal receptacles.

     o Wash waste cans and receptacles in lavatories when necessary but at least once a week. Replace plastic waste can liners weekly.

GLASS CLEANING
--------------

All exterior and interior windows will be cleaned, weather permitting, quarterly. Mail chute glass and floor directory glass will also be cleaned quarterly.

ADDITIONAL CLEANING SERVICES
----------------------------

Any services not listed above will be solely at Tenant's expense. In particular, this includes:

     o Washing and /or waxing non-carpeted flooring; spotting and shampooing carpeting.

     o The cleaning, maintaining and furnishing of lavatory supplies for private (non-core) lavatories.

     o      Washing and relamping of all light fixtures.

     o Cleaning any interior glass other than windows, mail chutes and directories.

     o Exterminating in Tenant's Premises (to be done by Landlord's contractor).

     o Any cleaning and related rubbish removal for computer rooms, training rooms, copy centers/rooms, cafeterias, kitchens, pantries or any other areas used for the preparation, distribution, or consumption of food.

                                    EXHIBIT M

                                 Long Lead Work
                                 --------------

         "Long Lead Work" shall mean any item of work, materials and/or equipment, including, without limitation, cooling towers and related equipment, emergency generators and related equipment, electrical switch gear and related equipment, certain low tension voice or data cabling, furnishings, cafeteria equipment, and U.P.S. systems, which is:

         (a)not a stock item and must be specially manufactured, fabricated and/or installed; or

         (b)of such a unique, unusual, delicate, or fragile nature that there is a substantial risk that (i) there will be a delay in its manufacture, fabrication, delivery or installation, or (ii) after such delivery such item will need to be reshipped or redelivered, so that in Landlord's reasonable judgment the item(s) in question cannot be completed within the applicable 21-month or 27-month period, as the case may be, even though the item(s) of work, material and/or equipment in question are (A) ordered together with the other items required for the work with respect to Tenant's improvements and betterments and (B) then installed or performed (after the manufacture or fabrication thereof) in the order and sequence that such items of work and other items of work in question are normally installed and/or performed in accordance with good construction practice.

                                    EXHIBIT N

                              Alternate Electricity
                              ---------------------

         During such period that (i) Tenant is performing construction in any portion of the Premises (other than the Premises initially demised hereunder; i.e., floors 15 through 20) to prepare the same for Tenant's initial occupancy thereof and prior to the installation and operation of Tenant's computers and other business machinery therein, and (ii) the submeters and other equipment required to supply such portion of the Premises with electric current on a submetering basis is not operational, Tenant shall pay to Landlord an amount equal to the product of (x) $.00274 multiplied by (y) the rentable square foot area of such portion of the Premises and (z) the number of days work is being performed in such portion of the Premises (hereinafter called the "Construction Electric Amount") as Additional Charges for the supply by Landlord of electric current to such portion of the Premises. The Construction Electric Amount shall be increased from time to time in the same percentage as the rates pursuant to which Landlord shall purchase electric current from the public utility shall increase (whether such increase occurs prior to or during the term of the lease).

         During such period of time that (i) Tenant shall have installed and commenced the operation of its computers and other business machinery and (ii) the submeters and other equipment required to supply such portion of the Premises with electric current on a submetered basis is not operational or Landlord is obligated to furnish electricity to such portion of the Premises on a "rent inclusion" basis, Tenant shall pay Additional Charges for electric current computed in the same manner as that set forth in Article 15, to wit an amount per KWH equal to 105% of the amount at which Landlord from time to time purchases each KWH of electricity, except that Tenant's consumption of electric current in such portion of the Premises shall be determined by surveys performed from time to time by Landlord's reputable, independent electrical consultant whose cost shall be shared equally by Landlord and Tenant, of the electrical equipment and fixtures and use of current in such portion of the Premises.

         The determination of Tenant's consumption of electric current in such portion of the Premises by Landlord's reputable, independent electrical consultant shall be binding and conclusive on Landlord and on Tenant from and after the delivery of copies of such determination to Landlord and Tenant, unless within thirty (30) days after the delivery of such copies, Tenant disputes such determination. If Tenant disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own survey of Tenant's electrical lighting and power load and hours of use thereof. Within thirty (30) days after Tenant shall have obtained and delivered such survey to Landlord, Tenant's consultant and Landlord's consultant shall attempt to agree on a finding of such determination. If they cannot agree, they shall choose a third reputable independent electrical consultant whose cost shall be shared equally by Landlord and Tenant, to prepare a similar survey of Tenant's consumption of electric current in such portion of the Premises. The determination by such third electrical consultant shall be controlling. If Tenant's consultant and Landlord's consultant cannot agree on such third consultant, within twenty (20) days after the expiration of the aforesaid thirty
(30) day period, then either party may apply to the Supreme Court in the County of New York for the appointment of such third consultant. Pending the final determination of Tenant's consumption of electric current consumed in such portion of the Premises, Tenant shall pay to Landlord Additional Charges for electricity in accordance with the determination of Landlord's electrical consultant, provided, however, if the amount of Additional Charges determined by mutual agreement by Landlord's consultant and Tenant's consultant or by such third electrical consultant as aforesaid is different from that determined by Landlord's electrical consultant, then Landlord and Tenant shall make adjustment for any deficiency owed by Tenant or overage paid by Tenant pursuant to the decision of Landlord's electrical consultant. Landlord shall promptly refund to Tenant the amount of any excess payment with interest thereon from the date of such overpayment at the Prime Rate; provided, however, if the sum paid by Tenant pursuant to this Exhibit N for the period in question is more than 110% of the amount to be paid by Tenant as finally agreed to or determined, the interest on the overpayment by Tenant shall be at the annual rate of two (2) percentage points over the Prime Rate. If Landlord shall fail to refund to Tenant any amount payable to Tenant pursuant to this Exhibit N within thirty (30) days after the final agreement or determination is made, then Landlord shall, after Tenant has given Landlord five (5) Business Days prior notice of its interest to do so, permit Tenant to credit such amount against subsequent payments of Rent.

                                    EXHIBIT O

                        First Offer Availability Schedule
                        ---------------------------------


FLOOR                  TENANT         EXPIRATION DATE        NATURE OF RIGHT

21                   Xerox Corp.          4/30/13         2 five year renewal
                                                          terms

22                   Xerox Corp.          4/30/13         2 five year renewal
                                                          terms

23                   Xerox Corp.          4/30/13         2 five year renewal
                                                          terms

                                    EXHIBIT P

                               Negative Covenants
                               ------------------

         Pursuant to that certain lease between Landlord and Xerox Corporation dated as of June 1, 1997, for so long as Xerox Corporation or an affiliate of Xerox Corporation is the tenant under such lease, Landlord will not lease any retail space on the ground floor of the Building for any use involving the sale or leasing of office (or home office) equipment and services (excluding computer and telecommunication equipment, and any equipment and businesses in which Xerox is not involved) or to a competitor of Xerox.

                                    EXHIBIT Q

                                 HVAC Roof Space
                                 ---------------

                                 [See Attached]

                            WFP 245 PARK CO. L.P.,

                                                                        Landlord

                                       and



                       THE BEAR STEARNS COMPANIES INC.

                                                                          Tenant



                                  -------------

                                  OFFICE LEASE

                                  -------------

Premises:   245 Park Avenue
            New York, New York
            Floors 15 - 20

                                TABLE OF CONTENTS



                                                                           Page
                                                                           ----

ARTICLE 1     Demised Premises; Term; Fixed Rent.............................1

ARTICLE 2     Use of Premises................................................5

ARTICLE 3     Additional Rent................................................9

ARTICLE 4     First Offer...................................................22

ARTICLE 5     Extended Terms................................................32

ARTICLE 6     Subordination, Notice to Superior Lessors and Mortgagees......34

ARTICLE 7     Quiet Enjoyment...............................................37

ARTICLE 8     Assignment, Subletting and Mortgaging.........................37

ARTICLE 9     Compliance with Laws..........................................59

ARTICLE 10    Insurance.....................................................61

ARTICLE 11    Rules and Regulations.........................................64

ARTICLE 12    Alterations...................................................65

ARTICLE 13    Landlord's and Tenant's Property..............................73

ARTICLE 14    Repairs and Maintenance.......................................75

ARTICLE 15    Electric Energy...............................................78

ARTICLE 16    Landlord's Services...........................................81

ARTICLE 17    Cleaning and Security.........................................87

ARTICLE 18    Access and Name of Building...................................88

ARTICLE 19    Antenna.......................................................92

ARTICLE 20    Notice of Occurrences.........................................95

ARTICLE 21    Non-Liability and Indemnification.............................95

ARTICLE 22    Damage or Destruction.........................................97

ARTICLE 23    Eminent Domain...............................................103

ARTICLE 24    Surrender....................................................105

ARTICLE 25    Conditions of Limitation.....................................106

ARTICLE 26    Re-Entry by Landlord.........................................109

ARTICLE 27    Damages......................................................110

ARTICLE 28    Affirmative Waivers..........................................113

ARTICLE 29    No Waivers...................................................114

ARTICLE 30    Curing Defaults..............................................114

ARTICLE 31    Broker.......................................................115

ARTICLE 32    Notices......................................................115

ARTICLE 33    Estoppel Certificates........................................116

ARTICLE 34    Arbitration..................................................117

ARTICLE 35    Memorandum of Lease..........................................119

ARTICLE 36    Miscellaneous................................................120

ARTICLE 37    Holdover.....................................................123

ARTICLE 38    Definitions..................................................126

                                    EXHIBITS
                                    --------

Exhibit A     -     Description of Land
Exhibit B     -     Floor Plans of Office Floors
Exhibit C     -     List of Floor Areas
Exhibit D-1   -     Form of Aetna Non-Disturbance Agreement
Exhibit D-2   -     Form of Merrill Lynch Non-Disturbance Agreement
Exhibit D-3   -     Form of Superior Mortgagee Non-Disturbance Agreement
Exhibit D-4   -     Form of Superior Lessor Non-Disturbance Agreement
Exhibit E     -     Form of Landlord's Consent to Sublease
Exhibit F     -     Rules and Regulations
Exhibit G     -     Alteration Rules and Regulations
Exhibit H     -     Landlord's Nondisturbance Agreement
Exhibit I     -     Mechanical Specifications
Exhibit J     -     Schedule of Overtime Charges
Exhibit K     -     Form of Landlord's Consent to Assignment
Exhibit L     -     Cleaning Specifications
Exhibit M     -     Long-Lead Work
Exhibit N     -     Alternate Electricity
Exhibit O     -     First Offer Availability Schedule
Exhibit P     -     Negative Covenants
Exhibit Q     -     HVAC Roof Space

                                 INDEX OF TERMS


10 Year Sublease Space....................................54
5 Year Sublease Space.....................................54
600 Amp Service...........................................86
AAA......................................................119
Abbreviated Term..........................................25
Additional Charges.........................................4
Aetna....................................................126
Aetna Mortgage...........................................126
Affiliate................................................126
Alterations...............................................65
Alterations Security......................................67
Alterations Security Release Documents....................68
Alterations Security Release Installment..................68
Alterations Security Release Request......................67
Antenna...................................................93
Antenna Equipment.........................................92
Antenna Space.............................................92
Anticipated Completion Date..............................101
Anticipated Completion Date Notice.......................101
Article 4 Landlord's Work.................................23
Assessed Valuation.........................................9
Assessed Valuation of the Land and the Building...........10
Assignment Document.......................................42
Assignment Profit.....................................55, 57
Assignment Recapture Offer Notice.........................42
Assignment Recapture Period...............................42
Audit Representative......................................21
Base Rent.................................................22
Basic Restoration.........................................99
Bathroom Repair Work......................................24
Broker...................................................115
Building...................................................1
Building Manager.........................................122
Building Systems..........................................61
Business Days.............................................82
Business Hours............................................82
Casualty Consultant......................................101
Combined Article 4 Work...................................24
Commencement Date..........................................1
Commencement Date of the First Extended Term..............32
Commencement Date of the Second Extended Term.............32
communications...........................................115
Competitor................................................49
Conditional Assignment Consent Request Notice.............42
Conditional Sublease Consent Request Notice...............44
Consumer Price Index.....................................126
control...................................................39
Date of the Taking.......................................103
Day Trading Parlor.........................................9
Deemed Anticipated Completion Date.......................101
Deemed Revised Date......................................102
Disaster Functions........................................99
DKB......................................................127
Dry Cooler Equipment......................................85
Electric Capacity.........................................78
Eligible Sublease.........................................58
Eligible Subtenant........................................58
Essential Casualty.......................................100
Essential Restoration Completion Date....................100
Event of Default.........................................106
Excess Space..............................................37
Existing Lease.............................................2
Expiration Date............................................1
Extended Term.............................................32
Extension Election Notice.................................32
Extra Cleaning............................................88
First Extended Term.......................................32
First Five Year Option....................................32
First Offer Availability Schedule.........................29
First Offer Space.........................................31
Fixed Rent.................................................4
for substantially all of the balance
  of the term of this lease...............................44 full insurable value.....................................100
Hoist.....................................................91
Holdover..................................................96

Holdover Stub Amount.....................................124
HVAC Roof Space...........................................85
Improvements Demolition Work..............................97
Improvements Restoration Work.............................97
Induction Unit Work.......................................23
Initial 10 Year Profit Period.............................54
Initial 5 Year Profit Period..............................54
Initial Alterations Request...............................66
Initial Assignment Profit Period..........................54
KWH.......................................................79
Land.......................................................1
Landlord...................................................1
Landlord Developed Occupant...............................41
Landlord Developed Prospect...............................51
Landlord Party............................................96
Landlord's Actual Freight Costs...........................83
Landlord's Casualty Termination Notice...................100
Landlord's Conditional Assignment Consent.................42
Landlord's Conditional Sublease Consent...................44
Landlord's Non-Disturbance Agreement......................58
Landlord's Notice.........................................22
Landlord's Profit Share...................................55
Landlord's Sublease Recapture Notice......................44
Lease Rent................................................59
LLC.......................................................39
Local Law #5..............................................72
Long Lead Work...........................................127
Mandatory Recapture Rental Alternative....................26
Mandatory Recapture Space.................................25
Merrill Lynch............................................127
Merrill Lynch Mortgage...................................127
Microwave Antenna.........................................92
Microwave Antennas........................................92
Modified Plan.............................................66
mortgage.................................................127 mortgagee................................................127
Net Worth.................................................25
Non-Conforming Terms......................................26
Non-Contributory Work.....................................24
Nondisturbance Agreement..................................36
Non-Essential Casualty...................................100
Non-Essential Restoration Completion Date................100
Non-Material Alterations..................................65
Operating Expense.........................................18
Operating Expenses........................................12
Operating Payment.........................................18
Operating Statement.......................................18
Operating Year............................................18
Option....................................................32
Other Communications Equipment............................94
out-of-pocket expenses...................................127 out-of-pocket-costs......................................127
Partial Floor.............................................22
person...................................................127
Potential Offer Space.....................................22
Pre-Existing Special Alterations..........................74
Premises...................................................1
Premises Base Building Elements...........................59
Prime Rate...............................................127
Qualifying Lease.........................................125
Qualifying Lease Notice..................................125
Quotient..................................................79
Records...................................................21
Rejected Offer Space......................................28
rentable square feet.....................................128
Rents......................................................4
requirements of insurance bodies.........................128
Revised Date.............................................102
Revised Date Notice......................................102
Roof User.................................................94
Rooftop Installations.....................................94
Rules and Regulations.....................................64
Second Alterations Request................................66
Second Extended Term......................................32
Second Five Year Option...................................32
Second Opportunity Inquiry................................28
Second Opportunity Notice.................................28
Second Special Alterations Inquiry........................74
Service Entities..........................................40
Seventh Amendment..........................................2
Severance Agreement......................................126
Short Term Sublease.......................................41
Special Alterations.......................................74
Special Alterations Inquiry...............................74
Statement.................................................20
Sublease Document.........................................44
Sublease Losses...........................................47
Sublease Profit...........................................55
Sublease Recapture Offer..................................44
Sublease Recapture Offer Notice...........................43
Sublease Recapture Period.................................44
Sublease Term.............................................55
substantially all of the Premises.........................44 substantially more favorable than.........................52
Superior Lease............................................35
Superior Lessor...........................................35
Superior Mortgage.........................................35
Superior Occupant.........................................83
Superior Party............................................35
Superior Party's Notice...................................35
Tax Payment...............................................34
Tax Statement.............................................10
Tax Year..................................................10
Taxes......................................................9
Tenant.....................................................1
Tenant Non-Delivery Act....................................2
Tenant Party..............................................96
Tenant's Assignment Recapture Waiver Notice...............45
Tenant's Cleaning Contractors.............................88
Tenant's Costs............................................56
Tenant's Deemed Consent Notice............................50
Tenant's Meters...........................................78
Tenant's Notice...........................................24
Tenant's Profit Share.....................................55
Tenant's Property.........................................75
Tenant's Proportionate Operating Share....................18
Tenant's Proportionate Tax Share..........................10
term of this lease.......................................128
Unavoidable Delays.......................................128
usable area..............................................128
Vacated Premises...........................................2
Window Work...............................................24